UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
October 31, 2018
Columbia Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Bond Fund   |  Semiannual Report 2018

Columbia Bond Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Bond Fund (the Fund) seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	-0.75	-2.73	1.64	3.96
	Including sales charges		-5.43	-7.39	0.67	3.45
Advisor Class*		11/08/12	-0.63	-2.50	1.90	4.22
Class C	Excluding sales charges	03/31/08	-1.13	-3.35	0.91	3.24
	Including sales charges		-2.11	-4.30	0.91	3.24
Institutional Class		01/09/86	-0.63	-2.49	1.90	4.22
Institutional 2 Class*		11/08/12	-0.58	-2.29	2.00	4.28
Institutional 3 Class*		07/15/09	-0.54	-2.21	2.08	4.36
Class R*		11/16/11	-0.88	-2.98	1.39	3.65
Class T*	Excluding sales charges	09/27/10	-0.75	-2.73	1.64	3.97
	Including sales charges		-3.20	-5.16	1.14	3.72
Class V*	Excluding sales charges	03/07/11	-0.70	-2.53	1.75	4.06
	Including sales charges		-5.39	-7.20	0.77	3.55
Bloomberg Barclays U.S. Aggregate Bond Index			-0.19	-2.05	1.83	3.94
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Bond Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at October 31, 2018)
Asset-Backed Securities — Agency	0.0 (a)
Asset-Backed Securities — Non-Agency	19.0
Commercial Mortgage-Backed Securities - Agency	1.5
Commercial Mortgage-Backed Securities - Non-Agency	8.4
Common Stocks	0.0 (a)
Corporate Bonds & Notes	17.4
Foreign Government Obligations	2.1
Money Market Funds	2.5
Municipal Bonds	0.3
Residential Mortgage-Backed Securities - Agency	28.3
Residential Mortgage-Backed Securities - Non-Agency	19.4
U.S. Treasury Obligations	1.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at October 31, 2018)
AAA rating	50.1
AA rating	7.4
A rating	9.3
BBB rating	17.0
Not rated	16.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Bond Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	992.50	1,020.92	4.27	4.33	0.85
Advisor Class	1,000.00	1,000.00	993.70	1,022.23	2.96	3.01	0.59
Class C	1,000.00	1,000.00	988.70	1,017.14	8.02	8.13	1.60
Institutional Class	1,000.00	1,000.00	993.70	1,022.18	3.02	3.06	0.60
Institutional 2 Class	1,000.00	1,000.00	994.20	1,022.74	2.46	2.50	0.49
Institutional 3 Class	1,000.00	1,000.00	994.60	1,022.99	2.21	2.24	0.44
Class R	1,000.00	1,000.00	991.20	1,019.66	5.52	5.60	1.10
Class T	1,000.00	1,000.00	992.50	1,020.92	4.27	4.33	0.85
Class V	1,000.00	1,000.00	993.00	1,021.42	3.77	3.82	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Bond Fund | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2015-20C Class 1
03/01/2035	2.720%	82,320	79,676
Total Asset-Backed Securities — Agency (Cost $82,320)			79,676

Asset-Backed Securities — Non-Agency 22.7%

American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-3 Class B
06/13/2022	3.490%	2,500,000	2,496,081
Avant Loans Funding Trust(a)
Series 2018-A Class A
06/15/2021	3.090%	1,963,019	1,961,043
Series 2018-B Class A
01/18/2022	3.420%	3,000,000	2,996,614
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2015-2A Class A
12/20/2021	2.630%	1,195,000	1,174,415
Bain Capital Credit CLO(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	3.762%	2,000,000	1,995,650
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.869%	2,000,000	1,987,038
CarMax Auto Owner Trust
Series 2015-3 Class A3
05/15/2020	1.630%	231,765	231,379
Cent CLO Ltd.(a),(b)
Series 20 18-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	4.120%	1,800,000	1,794,065
Chesapeake Funding II LLC(a)
Series 2016-1A Class A1
03/15/2028	2.110%	154,139	153,714
Series 2016-2A Class A1
06/15/2028	1.880%	203,438	202,439
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	1,777,384	1,767,538
Series 2018-NP1 Class A
05/15/2024	2.990%	856,980	856,858
Conn’s Receivables Funding LLC(a)
Series 2017-B Class A
07/15/2020	2.730%	361,059	360,942
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-A Class A
01/15/2023	3.250%	1,045,907	1,045,863
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	190,384	190,272
Series 2018-P1 Class A
07/15/2025	3.390%	3,166,290	3,162,753
Series 2018-P2 Class A
10/15/2025	3.470%	2,905,000	2,900,059
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class A
07/25/2024	3.420%	1,103,707	1,103,695
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	900,000	897,282
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% 05/15/2031	3.664%	1,250,000	1,233,430
DT Auto Owner Trust(a)
Subordinated Series 2018-3A Class C
07/15/2024	3.790%	2,000,000	1,999,350
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	1,000,000	1,000,314
Ford Credit Auto Lease Trust
Series 2017-A Class A3
04/15/2020	1.880%	500,000	498,735
Hyundai Auto Receivables Trust
Series 2017-A Class A2A
02/18/2020	1.480%	238,991	238,676
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.869%	3,700,000	3,664,088
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	2,085,765	2,078,479
Series 2018-1A Class B
03/15/2028	3.190%	2,100,000	2,078,115
Series 2018-2A Class B
07/17/2028	3.610%	4,000,000	3,980,498
Subordinated Series 2017-3A Class B
12/15/2024	3.010%	2,000,000	1,983,559
Subordinated, Series 2017-2A Class B
07/15/2024	3.190%	1,500,000	1,496,172
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextGear Floorplan Master Owner Trust(a)
Series 2017-2A Class A2
10/17/2022	2.560%	730,000	716,383
Nissan Auto Receivables Owner Trust
Series 2016-A Class A3
10/15/2020	1.340%	264,041	262,607
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% 01/20/2031	3.869%	1,820,000	1,802,779
Octagon Investment Partners XV Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 07/19/2030	3.660%	2,500,000	2,502,110
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% 01/22/2030	3.919%	4,000,000	3,974,860
Ocwen Master Advance Receivables Trust(a),(c)
Series 2018-T1 Class AT1
08/15/2049	3.301%	900,000	898,992
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	2,140,000	2,122,024
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	3.619%	2,500,000	2,497,445
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	2,587,675	2,584,781
Series 2018-1A Class B
06/17/2024	3.900%	1,900,000	1,893,483
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% 01/15/2030	3.526%	4,500,000	4,487,598
SoFi Consumer Loan Program LLC(a)
Series 2016-5 Class A
09/25/2028	3.060%	1,889,957	1,881,873
Series 2017-3 Class A
05/25/2026	2.770%	992,736	982,386
SoFi Consumer Loan Program Trust(a)
Series 20 18-2 Class A1
04/26/2027	2.930%	1,980,952	1,975,071
Series 2018-1 Class A1
02/25/2027	2.550%	1,161,458	1,155,999
Series 2018-3 Class B
08/25/2027	4.020%	1,800,000	1,795,484
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(a)
Series 2016-A
12/26/2036	2.760%	610,601	598,830
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% 01/15/2030	3.686%	3,000,000	3,009,975
USAA Auto Owner Trust
Series 2017-1 Class A3
05/17/2021	1.700%	565,000	560,164
Volvo Financial Equipment Master Owner Trust(a),(b)
Series 2017-A Class A
1-month USD LIBOR + 0.500% 11/15/2022	2.780%	450,000	451,208
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.886%	1,500,000	1,500,135
Total Asset-Backed Securities — Non-Agency (Cost $85,457,385)			85,183,303

Commercial Mortgage-Backed Securities - Agency 1.8%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(d)
Series 2017-K070 Class A2
11/25/2027	3.303%	2,150,000	2,079,521
Federal National Mortgage Association(d)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	4,750,000	4,525,427
Total Commercial Mortgage-Backed Securities - Agency (Cost $7,011,764)			6,604,948

Commercial Mortgage-Backed Securities - Non-Agency 10.1%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,545,226	2,527,686
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,896,814	2,860,361
Series 2015-SFR2 Class A
10/17/2045	3.732%	256,206	253,008
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class D
1-month USD LIBOR + 2.000% 10/15/2037	4.159%	2,000,000	2,001,201
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% 07/15/2035	3.322%	3,000,000	2,999,128

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class A
1-month USD LIBOR + 0.671% 03/15/2037	2.950%	700,000	697,797
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% 11/15/2036	3.780%	1,600,000	1,600,009
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	1,700,000	1,686,494
Hilton USA Trust(a),(d)
Subordinated Series 2016-HHV Class C
11/05/2038	4.194%	1,700,000	1,677,461
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,000,000	3,923,553
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% 06/17/2037	3.180%	2,815,766	2,811,622
Invitation Homes Trust(a),(b),(e)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% 01/17/2038	3.350%	2,000,000	2,000,000
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	1,305,000	1,330,136
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
05/15/2045	3.507%	1,229,395	1,225,492
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	2,608,000	2,677,872
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	717,695	688,896
Series 2018-SF3 Class A
10/17/2035	3.880%	1,020,000	1,013,659
Series 2018-SFR1 Class A
03/17/2035	3.255%	1,685,000	1,639,093
Series 2018-SFR2 Class A
08/17/2035	3.712%	1,350,000	1,339,477
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% 02/15/2032	3.130%	2,000,000	2,003,119
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% 02/15/2032	3.530%	900,000	908,900
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $38,457,368)			37,864,964

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples —%
Beverages —%
Crimson Wine Group Ltd.(f)	3	26
Total Consumer Staples		26
Financials —%
Diversified Financial Services —%
Jefferies Financial Group, Inc.	39	837
Total Financials		837
Total Common Stocks (Cost $—)		863

Corporate Bonds & Notes 20.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.8%
Lockheed Martin Corp.
03/01/2045	3.800%	525,000	466,184
09/15/2052	4.090%	270,000	244,427
Northrop Grumman Corp.
01/15/2025	2.930%	1,090,000	1,026,585
01/15/2028	3.250%	685,000	633,779
10/15/2047	4.030%	730,000	651,897
Total			3,022,872
Automotive 0.4%
Ford Motor Co.
12/08/2046	5.291%	750,000	627,580
Ford Motor Credit Co. LLC
11/02/2020	2.343%	860,000	828,650
Total			1,456,230
Banking 2.6%
Bank of America Corp.(g)
01/20/2028	3.824%	2,690,000	2,579,492
Capital One Financial Corp.
05/12/2020	2.500%	1,150,000	1,133,216
JPMorgan Chase & Co.(g)
02/01/2028	3.782%	3,265,000	3,144,962

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(b)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	3.299%	100,000	87,033
Wells Fargo & Co.
01/30/2020	2.150%	855,000	843,586
10/23/2026	3.000%	2,320,000	2,123,092
Total			9,911,381
Cable and Satellite 0.3%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	500,000	450,343
Comcast Corp.
08/15/2047	4.000%	720,000	626,148
Total			1,076,491
Chemicals 0.1%
LYB International Finance BV
07/15/2043	5.250%	270,000	259,752
Electric 2.6%
CMS Energy Corp.
03/01/2024	3.875%	485,000	482,712
02/15/2027	2.950%	15,000	13,656
08/15/2027	3.450%	405,000	385,516
DTE Energy Co.
10/01/2026	2.850%	2,915,000	2,644,418
Duke Energy Corp.
08/15/2027	3.150%	585,000	537,744
Duke Energy Progress LLC
09/15/2047	3.600%	260,000	223,733
Duke Energy Progress, Inc.
08/15/2045	4.200%	68,000	64,600
Emera U.S. Finance LP
06/15/2046	4.750%	1,720,000	1,604,478
Indiana Michigan Power Co.
07/01/2047	3.750%	206,000	180,978
Pacific Gas & Electric Co.
12/01/2027	3.300%	184,000	163,317
12/01/2047	3.950%	955,000	768,349
Southern Co. (The)
07/01/2026	3.250%	612,000	568,033
07/01/2036	4.250%	350,000	325,354
07/01/2046	4.400%	1,184,000	1,087,161
WEC Energy Group, Inc.
06/15/2025	3.550%	150,000	146,171
Xcel Energy, Inc.
06/01/2025	3.300%	665,000	637,798
Total			9,834,018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	2,885,000	2,795,854
11/15/2035	4.418%	2,095,000	1,839,571
Total			4,635,425
Food and Beverage 2.0%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	2,407,000	2,264,279
Bacardi Ltd.(a)
05/15/2048	5.300%	2,050,000	1,905,034
Kraft Heinz Foods Co.
06/01/2046	4.375%	2,238,000	1,858,910
Molson Coors Brewing Co.
07/15/2046	4.200%	1,417,000	1,194,895
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% 08/21/2020	2.762%	460,000	460,536
Total			7,683,654
Health Care 1.6%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.353%	963,000	967,319
Becton Dickinson and Co.
06/06/2027	3.700%	1,430,000	1,340,020
05/15/2044	4.875%	575,000	537,429
Cardinal Health, Inc.
06/15/2027	3.410%	810,000	733,546
06/15/2047	4.368%	680,000	573,421
CVS Health Corp.
03/25/2048	5.050%	1,585,000	1,543,650
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	245,000	221,646
Total			5,917,031
Healthcare Insurance 0.6%
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	1,615,000	1,530,765
UnitedHealth Group, Inc.
10/15/2047	3.750%	590,000	518,990
Total			2,049,755
Independent Energy 0.3%
Canadian Natural Resources Ltd.
06/30/2033	6.450%	110,000	126,397
Hess Corp.
02/15/2041	5.600%	180,000	172,348

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc.
04/01/2027	8.000%	809,000	947,309
Total			1,246,054
Life Insurance 1.0%
Brighthouse Financial, Inc.
06/22/2047	4.700%	875,000	675,461
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	300,000	268,798
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	650,000	576,688
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	110,000	113,870
05/15/2047	4.270%	745,000	699,518
Voya Financial, Inc.
06/15/2026	3.650%	650,000	614,617
06/15/2046	4.800%	784,000	739,310
Total			3,688,262
Media and Entertainment 0.0%
Discovery Communications LLC
09/20/2047	5.200%	132,000	121,735
Midstream 1.1%
Kinder Morgan, Inc.
02/15/2046	5.050%	1,535,000	1,440,470
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	660,000	641,910
06/15/2044	4.700%	1,145,000	991,563
Southern Natural Gas Co. LLC
03/01/2032	8.000%	195,000	245,635
Williams Companies, Inc. (The)
09/15/2045	5.100%	750,000	708,941
Total			4,028,519
Natural Gas 0.6%
NiSource, Inc.
02/15/2023	3.850%	685,000	680,533
02/15/2044	4.800%	50,000	49,076
05/15/2047	4.375%	991,000	908,334
Sempra Energy
11/15/2025	3.750%	565,000	547,962
06/15/2027	3.250%	92,000	84,747
Total			2,270,652
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.2%
Massachusetts Institute of Technology
07/01/2116	3.885%	300,000	254,204
President and Fellows of Harvard College
10/01/2037	3.619%	315,000	298,681
Total			552,885
Pharmaceuticals 1.6%
AbbVie, Inc.
05/14/2020	2.500%	635,000	626,931
Allergan Funding SCS
03/15/2035	4.550%	850,000	797,371
Amgen, Inc.
05/22/2019	2.200%	2,911,000	2,899,411
05/01/2045	4.400%	325,000	295,729
06/15/2048	4.563%	277,000	254,622
Celgene Corp.
02/20/2048	4.550%	350,000	302,352
Gilead Sciences, Inc.
09/20/2019	1.850%	445,000	440,532
Johnson & Johnson
12/05/2033	4.375%	427,000	447,251
Total			6,064,199
Railroads 0.4%
Canadian National Railway Co.
02/03/2020	2.400%	955,000	946,671
CSX Corp.
05/30/2042	4.750%	168,000	165,893
11/01/2066	4.250%	638,000	542,281
Total			1,654,845
Supermarkets 0.4%
Kroger Co. (The)
04/15/2042	5.000%	172,000	161,584
02/01/2047	4.450%	200,000	173,778
01/15/2048	4.650%	1,358,000	1,212,926
Total			1,548,288
Technology 1.1%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	2,360,000	2,165,909
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	2.678%	1,430,000	1,433,795
Oracle Corp.
11/15/2047	4.000%	545,000	490,624
Total			4,090,328

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.3%
BAT Capital Corp.(a)
08/14/2020	2.297%	1,150,000	1,125,726
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	480,000	446,281
FedEx Corp.
04/01/2046	4.550%	1,490,000	1,372,067
Total			1,818,348
Wireless 0.4%
America Movil SAB de CV
03/30/2020	5.000%	1,515,000	1,545,306
Wirelines 0.7%
AT&T, Inc.
03/01/2037	5.250%	940,000	898,028
03/01/2047	5.450%	745,000	705,615
Verizon Communications, Inc.
08/10/2033	4.500%	1,000,000	970,354
Total			2,573,997
Total Corporate Bonds & Notes (Cost $83,017,302)			78,175,753

Foreign Government Obligations(h) 2.5%

Mexico 2.2%
Mexico Government International Bond
03/08/2044	4.750%	250,000	221,667
Petroleos Mexicanos
09/21/2023	4.625%	639,000	607,647
03/13/2027	6.500%	3,402,000	3,292,911
06/15/2035	6.625%	435,000	396,794
09/21/2047	6.750%	4,143,000	3,553,426
Total			8,072,445
Panama 0.1%
Panama Government International Bond
01/26/2036	6.700%	220,000	263,943
Peru 0.1%
Peruvian Government International Bond
03/14/2037	6.550%	385,000	468,727
Philippines 0.1%
Philippine Government International Bond
10/23/2034	6.375%	275,000	334,223
Foreign Government Obligations(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.0%
Uruguay Government International Bond
11/20/2045	4.125%	165,000	143,193
Total Foreign Government Obligations (Cost $9,640,725)			9,282,531

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.0%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2015B
01/01/2033	7.375%	100,000	107,979
Water & Sewer 0.3%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	865,000	1,060,741
Total Municipal Bonds (Cost $964,361)			1,168,720

Residential Mortgage-Backed Securities - Agency 33.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2021- 05/01/2041	5.000%	376,075	393,301
09/01/2025- 10/01/2029	7.500%	22,326	24,160
11/01/2025- 12/01/2035	7.000%	217,377	243,653
06/01/2026	8.000%	267	289
06/01/2043	4.000%	3,929,479	3,965,884
01/01/2046- 08/01/2046	3.500%	3,744,317	3,663,086
Federal Home Loan Mortgage Corp.(e)
11/13/2048	4.000%	7,500,000	7,500,959
Federal National Mortgage Association
10/01/2020	10.000%	359	359
08/01/2029- 09/01/2045	3.000%	9,384,962	9,106,895
10/01/2029	7.500%	10,272	11,692
12/01/2029- 02/01/2030	8.000%	65,369	72,265
01/01/2031	2.500%	1,203,845	1,157,792
07/01/2038	6.000%	1,431,430	1,562,007
01/01/2040	5.500%	1,990,324	2,123,355
09/01/2040	5.000%	1,463,012	1,547,181

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2043- 11/01/2046	3.500%	18,177,829	17,790,376
11/01/2045- 02/01/2048	4.000%	5,174,017	5,189,892
Federal National Mortgage Association(e)
11/15/2033	2.500%	4,100,000	3,924,142
11/15/2033- 11/13/2048	3.000%	7,478,000	7,157,915
11/15/2033- 11/13/2048	3.500%	13,000,000	12,756,758
11/13/2048	4.000%	13,500,000	13,499,472
11/13/2048	4.500%	3,000,000	3,071,466
11/13/2048	5.000%	7,000,000	7,303,461
Federal National Mortgage Association(i)
08/01/2040	4.500%	3,757,963	3,893,216
Federal National Mortgage Association(b),(j)
CMO Series 2017-109 Class SA
1-month USD LIBOR + 6.150% 01/25/2048	3.869%	1,829,292	326,500
CMO Series 2018-66 Class SM
1-month USD LIBOR + 6.200% 09/25/2048	3.919%	2,471,784	455,124
CMO Series 2018-74 Class SA
1-month USD LIBOR + 6.150% 10/25/2048	3.869%	3,192,937	537,109
Government National Mortgage Association
08/15/2020	9.500%	423	424
11/15/2022- 08/15/2029	7.000%	69,867	73,577
05/15/2023- 12/15/2031	6.500%	67,915	74,059
06/15/2025- 01/15/2030	8.000%	112,625	122,551
04/15/2026- 03/15/2030	7.500%	92,288	93,544
03/20/2028	6.000%	32,116	35,056
06/15/2030	9.000%	14,721	15,420
Government National Mortgage Association(b)
07/20/2021- 07/20/2022	2.750%	13,564	13,752
04/20/2022- 06/20/2028	3.625%	52,719	53,264
Government National Mortgage Association(e)
11/19/2048	3.500%	11,740,000	11,530,422
11/19/2048	4.500%	4,000,000	4,102,788
Government National Mortgage Association(b),(j)
CMO Series 2017-112 Class KS
1-month USD LIBOR + 6.200% 07/20/2047	3.920%	2,008,752	301,539
CMO Series 2017-149 Class BS
1-month USD LIBOR + 6.200% 10/20/2047	3.920%	2,853,491	493,773
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-163 Class SA
1-month USD LIBOR + 6.200% 11/20/2047	3.920%	1,705,793	263,789
CMO Series 2018-103 Class SA
1-month USD LIBOR + 6.200% 08/20/2048	3.920%	2,283,737	372,296
CMO Series 2018-112 Class LS
1-month USD LIBOR + 6.200% 08/20/2048	3.920%	2,213,433	392,149
CMO Series 2018-121 Class SA
1-month USD LIBOR + 6.200% 09/20/2048	3.920%	1,656,361	314,668
CMO Series 2018-125 Class SK
1-month USD LIBOR + 6.250% 09/20/2048	3.970%	2,496,569	402,614
CMO Series 2018-134 Class KS
1-month USD LIBOR + 6.200% 10/20/2048	3.920%	2,150,000	303,818
CMO Series 2018-134 Class SK
1-month USD LIBOR + 6.200% 10/20/2048	3.920%	1,850,000	230,916
CMO Series 2018-89 Class MS
1-month USD LIBOR + 6.200% 06/20/2048	3.920%	2,168,374	367,646
CMO Series 2018-91 Class DS
1-month USD LIBOR + 6.200% 07/20/2048	3.920%	2,975,171	429,531
Total Residential Mortgage-Backed Securities - Agency (Cost $129,799,790)			127,265,905

Residential Mortgage-Backed Securities - Non-Agency 23.2%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	1,755,818	1,717,153
American Mortgage Trust(c),(d),(k)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	2,502	1,517
Angel Oak Mortgage Trust I LLC(a),(d)
CMO Series 2018-1 Class A1
04/27/2048	3.258%	3,187,941	3,160,259
Angel Oak Mortgage Trust I LLC(a),(c),(d),(k)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	960,000	945,984
Angel Oak Mortgage Trust LLC(a),(d)
CMO Series 2017-3 Class A2
11/25/2047	2.883%	2,800,800	2,766,537
Arroyo Mortgage Trust(a),(d)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	2,645,434	2,624,689

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	912,219	905,204
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	955,227	952,839
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN1 Class A1
01/28/2033	3.278%	828,220	824,907
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	1,799,100	1,799,999
Bayview Opportunity Master Fund IVA Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	2,186,695	2,189,473
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-SPL3 Class A
11/28/2053	4.000%	3,408,217	3,426,496
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.231%	3,000,000	3,003,601
CIM Trust(a),(d)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	1,891,735	1,882,360
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% 09/25/2058	3.375%	2,250,000	2,243,677
Citigroup Mortgage Loan Trust(a),(d)
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	911,731	908,625
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2015-A Class A4
06/25/2058	4.250%	331,751	334,340
COLT Mortgage Loan Trust(a),(d)
CMO Series 2017-1 Class A1
05/27/2047	2.614%	846,149	820,145
CMO Series 2017-2 Class A3A
10/25/2047	2.773%	850,400	830,779
COLT Mortgage Loan Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.930%	1,944,618	1,923,202
CMO Series 2018-3 Class A1
10/26/2048	3.692%	992,254	988,472
Credit Suisse Mortgage Trust(a),(d)
CMO Series 2010-8R Class 1A4
03/26/2036	3.750%	733,856	732,747
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class A3
12/25/2057	3.202%	2,824,513	2,809,568
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	3,879,464	3,775,349
MFA Trust(a),(d)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	692,103	677,166
Mill City Mortgage Loan Trust(a),(d)
CMO Series 2018-1 Class A1
05/25/2062	3.250%	468,920	462,225
Mill City Mortgage Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	661,946	644,780
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class A
07/25/2054	3.790%	1,835,963	1,828,120
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	826,183	823,013
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	1,758,766	1,745,677
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	953,718	941,608
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2018-PLS2 Class A
02/25/2023	3.265%	1,927,539	1,913,106
Series 2018-PLS1 Class A
01/25/2023	3.193%	1,306,076	1,297,150
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.831%	2,000,000	2,005,525
Preston Ridge Partners Mortgage LLC(a),(d)
CMO Series 2018-1A Class A1
04/25/2023	3.750%	1,817,084	1,799,626
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2018-2A Class A1
08/25/2023	4.000%	980,895	979,424
Starwood Mortgage Residential Trust(a),(d)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	2,288,312	2,279,904
Towd Point Mortgage Trust(a)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	1,053,365	1,031,368
Towd Point Mortgage Trust(a),(d)
CMO Series 2018-3 Class A1
05/25/2058	3.750%	3,785,317	3,771,856

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vendee Mortgage Trust(d),(j)
CMO Series 1998-1 Class 2IO
03/15/2028	0.218%	1,406,734	8,228
CMO Series 1998-3 Class IO
03/15/2029	0.070%	1,855,497	1,762
Vericrest Opportunity Loan Transferee LXX LLC(a),(d)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	1,646,054	1,646,055
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	1,397,979	1,395,831
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	7,000,000	7,001,868
Verus Securitization Trust(a),(d)
CMO Series 2017-2A Class A1
07/25/2047	2.485%	427,512	417,107
CMO Series 2018-2 Class A3
06/01/2058	3.830%	2,755,998	2,743,813
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	2,472,790	2,462,100
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	2,010,255	1,985,392
CMO Series 2018-1 Class A1
02/25/2048	2.929%	3,086,266	3,042,170
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-1 Class A2
02/25/2048	3.031%	2,870,945	2,869,964
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $87,998,083)			87,342,760

U.S. Treasury Obligations 1.3%

U.S. Treasury(l)
STRIPS
02/15/2040	0.000%	9,861,000	4,836,127
Total U.S. Treasury Obligations (Cost $3,624,513)			4,836,127

Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(m),(n)	11,325,642	11,324,509
Total Money Market Funds (Cost $11,324,509)		11,324,509
Total Investments in Securities (Cost: $457,378,120)		449,130,059
Other Assets & Liabilities, Net		(73,515,598)
Net Assets		375,614,461

At October 31, 2018, securities and/or cash totaling $1,768,009 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	356	12/2018	USD	42,535,980	—	(239,538)
U.S. Treasury 5-Year Note	481	12/2018	USD	54,260,456	—	(254,926)
U.S. Ultra Bond	68	12/2018	USD	10,549,470	—	(713,160)
Total					—	(1,207,624)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(119)	12/2018	EUR	(18,962,050)	—	(79,584)
U.S. Long Bond	(42)	12/2018	USD	(5,947,023)	262,233	—
U.S. Treasury 2-Year Note	(17)	12/2018	USD	(3,586,924)	10,864	—
Total					273,097	(79,584)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(50,000,000)	(50,000,000)	2.90	1/30/2019	(150,000)	(108,555)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(15,000,000)	(15,000,000)	3.10	12/04/2018	(85,500)	(205,376)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(50,000,000)	(50,000,000)	3.10	12/10/2018	(145,000)	(257,825)
Total							(230,500)	(463,201)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $209,123,857, which represents 55.68% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of October 31, 2018.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.
(e)	Represents a security purchased on a when-issued basis.
(f)	Non-income producing investment.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2018.
(h)	Principal and interest may not be guaranteed by the government.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2018, the total value of these securities amounted to $947,501, which represents 0.25% of total net assets.
(l)	Zero coupon bond.
(m)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	10,597,693	115,124,100	(114,396,151)	11,325,642	518	—	144,345	11,324,509
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	79,676	—	—	79,676
Asset-Backed Securities — Non-Agency	—	84,284,311	898,992	—	85,183,303
Commercial Mortgage-Backed Securities - Agency	—	6,604,948	—	—	6,604,948
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Commercial Mortgage-Backed Securities - Non-Agency	—	37,864,964	—	—	37,864,964
Common Stocks
Consumer Staples	26	—	—	—	26
Financials	837	—	—	—	837
Total Common Stocks	863	—	—	—	863
Corporate Bonds & Notes	—	78,175,753	—	—	78,175,753
Foreign Government Obligations	—	9,282,531	—	—	9,282,531
Municipal Bonds	—	1,168,720	—	—	1,168,720
Residential Mortgage-Backed Securities - Agency	—	127,265,905	—	—	127,265,905
Residential Mortgage-Backed Securities - Non-Agency	—	86,395,259	947,501	—	87,342,760
U.S. Treasury Obligations	—	4,836,127	—	—	4,836,127
Money Market Funds	—	—	—	11,324,509	11,324,509
Total Investments in Securities	863	435,958,194	1,846,493	11,324,509	449,130,059
Investments in Derivatives
Asset
Futures Contracts	273,097	—	—	—	273,097
Liability
Futures Contracts	(1,287,208)	—	—	—	(1,287,208)
Options Contracts Written	—	(571,756)	—	—	(571,756)
Total	(1,013,248)	435,386,438	1,846,493	11,324,509	447,544,192
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 04/30/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 10/31/2018 ($)
Asset-Backed Securities — Non-Agency	1,799,100	—	—	(1,008)	900,000	—	—	(1,799,100)	898,992
Residential Mortgage-Backed Securities — Non-Agency	4,792,672	141	—	(13,996)	959,991	(385)	—	(4,790,922)	947,501
Total	6,591,772	141	—	(15,004)	1,859,991	(385)	—	(6,590,022)	1,846,493
(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2018 was $(15,004), which is comprised of Asset-Backed Securities — Non-Agency of $(1,008) and Residential Mortgage-Backed Securities — Non-Agency of $(13,996).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and residential mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Semiannual Report 2018

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $446,053,611)	$437,805,550
Affiliated issuers (cost $11,324,509)	11,324,509
Cash	452
Cash collateral held at broker for:
Options contracts written	256,000
Receivable for:
Investments sold	4,814,064
Capital shares sold	670,926
Dividends	24,134
Interest	1,729,772
Foreign tax reclaims	14,794
Variation margin for futures contracts	59,199
Expense reimbursement due from Investment Manager	1,925
Prepaid expenses	2,049
Trustees’ deferred compensation plan	195,560
Other assets	6,307
Total assets	456,905,241
Liabilities
Option contracts written, at value (premiums received $380,500)	571,756
Payable for:
Investments purchased	5,131,766
Investments purchased on a delayed delivery basis	73,024,174
Capital shares purchased	993,274
Distributions to shareholders	942,357
Variation margin for futures contracts	289,006
Management services fees	5,166
Distribution and/or service fees	488
Transfer agent fees	16,519
Compensation of board members	67,003
Compensation of chief compliance officer	19
Other expenses	53,692
Trustees’ deferred compensation plan	195,560
Total liabilities	81,290,780
Net assets applicable to outstanding capital stock	$375,614,461
Represented by
Paid in capital	390,857,933
Total distributable earnings (loss)	(15,243,472)
Total - representing net assets applicable to outstanding capital stock	$375,614,461
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	17

Statement of Assets and Liabilities  (continued)
October 31, 2018 (Unaudited)
Class A
Net assets	$48,147,687
Shares outstanding	5,928,433
Net asset value per share	$8.12
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.52
Advisor Class
Net assets	$696,198
Shares outstanding	85,817
Net asset value per share	$8.11
Class C
Net assets	$4,137,020
Shares outstanding	510,094
Net asset value per share	$8.11
Institutional Class
Net assets	$51,301,980
Shares outstanding	6,317,228
Net asset value per share	$8.12
Institutional 2 Class
Net assets	$1,293,494
Shares outstanding	159,761
Net asset value per share	$8.10
Institutional 3 Class
Net assets	$261,053,102
Shares outstanding	32,080,708
Net asset value per share	$8.14
Class R
Net assets	$632,036
Shares outstanding	77,836
Net asset value per share	$8.12
Class T
Net assets	$9,250
Shares outstanding	1,138
Net asset value per share	$8.13
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$8.34
Class V
Net assets	$8,343,694
Shares outstanding	1,029,184
Net asset value per share	$8.11
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$8.51
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$9
Dividends — affiliated issuers	144,345
Interest	6,539,796
Total income	6,684,150
Expenses:
Management services fees	998,691
Distribution and/or service fees
Class A	63,533
Class C	25,705
Class R	1,452
Class T	12
Class V	6,543
Transfer agent fees
Class A	45,680
Advisor Class	528
Class C	4,625
Institutional Class	49,047
Institutional 2 Class	415
Institutional 3 Class	9,661
Class R	522
Class T	7
Class V	7,842
Compensation of board members	13,486
Custodian fees	21,542
Printing and postage fees	15,144
Registration fees	64,051
Audit fees	24,726
Legal fees	5,010
Compensation of chief compliance officer	79
Other	9,629
Total expenses	1,367,930
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(296,686)
Expense reduction	(1,262)
Total net expenses	1,069,982
Net investment income	5,614,168
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,098,507)
Investments — affiliated issuers	518
Foreign currency translations	1,134
Futures contracts	(528,346)
Net realized loss	(4,625,201)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,952,414)
Futures contracts	(1,056,906)
Options contracts written	(191,256)
Net change in unrealized appreciation (depreciation)	(3,200,576)
Net realized and unrealized loss	(7,825,777)
Net decrease in net assets resulting from operations	$(2,211,609)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	19

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment income	$5,614,168	$9,362,414
Net realized gain (loss)	(4,625,201)	1,941,651
Net change in unrealized appreciation (depreciation)	(3,200,576)	(10,733,316)
Net increase (decrease) in net assets resulting from operations	(2,211,609)	570,749
Distributions to shareholders
Net investment income and net realized gains
Class A	(603,191)
Advisor Class	(7,787)
Class C	(41,417)
Institutional Class	(715,118)
Institutional 2 Class	(17,099)
Institutional 3 Class	(3,858,471)
Class R	(6,206)
Class T	(113)
Class V	(107,881)
Net investment income
Class A		(942,650)
Advisor Class		(10,833)
Class B		(57)
Class C		(76,260)
Institutional Class		(2,541,221)
Institutional 2 Class		(16,537)
Institutional 3 Class		(5,347,730)
Class R		(10,836)
Class T		(173)
Class V		(183,614)
Net realized gains
Class A		(75,008)
Advisor Class		(853)
Class C		(10,560)
Institutional Class		(90,275)
Institutional 2 Class		(1,071)
Institutional 3 Class		(433,349)
Class R		(989)
Class T		(14)
Class V		(13,938)
Total distributions to shareholders	(5,357,283)	(9,755,968)
Decrease in net assets from capital stock activity	(25,948,771)	(54,398,897)
Total decrease in net assets	(33,517,663)	(63,584,116)
Net assets at beginning of period	409,132,124	472,716,240
Net assets at end of period	$375,614,461	$409,132,124
Excess of distributions over net investment income	$(74,337)	$(331,222)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	516,160	4,267,317	1,350,192	11,470,191
Distributions reinvested	53,898	444,683	85,634	725,098
Redemptions	(780,728)	(6,429,953)	(1,441,277)	(12,209,797)
Net decrease	(210,670)	(1,717,953)	(5,451)	(14,508)
Advisor Class
Subscriptions	27,697	229,172	27,203	231,020
Distributions reinvested	930	7,661	1,354	11,459
Redemptions	(2,883)	(23,788)	(29,409)	(248,447)
Net increase (decrease)	25,744	213,045	(852)	(5,968)
Class B
Subscriptions	—	—	4	23
Distributions reinvested	—	—	2	21
Redemptions	—	—	(15,629)	(134,084)
Net decrease	—	—	(15,623)	(134,040)
Class C
Subscriptions	54,489	450,930	86,917	738,369
Distributions reinvested	4,588	37,812	9,354	79,126
Redemptions	(274,554)	(2,267,687)	(489,094)	(4,148,309)
Net decrease	(215,477)	(1,778,945)	(392,823)	(3,330,814)
Institutional Class
Subscriptions	264,783	2,180,680	911,392	7,780,317
Distributions reinvested	72,772	600,366	139,701	1,184,004
Redemptions	(849,542)	(7,004,338)	(37,800,189)	(323,756,482)
Net decrease	(511,987)	(4,223,292)	(36,749,096)	(314,792,161)
Institutional 2 Class
Subscriptions	64,892	534,076	29,375	246,181
Distributions reinvested	2,064	16,963	2,060	17,385
Redemptions	(11,809)	(96,086)	(13,880)	(117,045)
Net increase	55,147	454,953	17,555	146,521
Institutional 3 Class
Subscriptions	679,903	5,628,135	34,266,000	294,261,409
Distributions reinvested	3,103	25,651	3,709	31,371
Redemptions	(2,932,169)	(24,220,447)	(3,447,893)	(29,201,714)
Net increase (decrease)	(2,249,163)	(18,566,661)	30,821,816	265,091,066
Class R
Subscriptions	13,209	109,182	8,977	76,045
Distributions reinvested	753	6,206	1,380	11,705
Redemptions	(2,528)	(20,894)	(52,854)	(448,562)
Net increase (decrease)	11,434	94,494	(42,497)	(360,812)
Class T
Redemptions	—	—	(1)	(10)
Net decrease	—	—	(1)	(10)
Class V
Subscriptions	1,381	11,383	15,486	131,303
Distributions reinvested	9,501	78,242	16,881	142,768
Redemptions	(62,379)	(514,037)	(150,794)	(1,272,242)
Net decrease	(51,497)	(424,412)	(118,427)	(998,171)
Total net decrease	(3,146,469)	(25,948,771)	(6,485,399)	(54,398,897)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$8.28	0.10	(0.16)	(0.06)	(0.10)	—	(0.10)
Year Ended 4/30/2018	$8.47	0.16	(0.19)	(0.03)	(0.15)	(0.01)	(0.16)
Year Ended 4/30/2017	$8.72	0.16	(0.05)	0.11	(0.15)	(0.21)	(0.36)
Year Ended 4/30/2016	$8.91	0.16	0.07	0.23	(0.21)	(0.21)	(0.42)
Year Ended 4/30/2015	$8.86	0.17	0.15	0.32	(0.16)	(0.11)	(0.27)
Year Ended 4/30/2014	$9.46	0.16	(0.30)	(0.14)	(0.17)	(0.29)	(0.46)
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$8.27	0.12	(0.17)	(0.05)	(0.11)	—	(0.11)
Year Ended 4/30/2018	$8.46	0.18	(0.18)	0.00 (f)	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.72	0.18	(0.06)	0.12	(0.17)	(0.21)	(0.38)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)	(0.44)
Year Ended 4/30/2015	$8.85	0.19	0.16	0.35	(0.18)	(0.11)	(0.29)
Year Ended 4/30/2014	$9.45	0.18	(0.30)	(0.12)	(0.19)	(0.29)	(0.48)
Class C
Six Months Ended 10/31/2018 (Unaudited)	$8.27	0.07	(0.16)	(0.09)	(0.07)	—	(0.07)
Year Ended 4/30/2018	$8.46	0.09	(0.18)	(0.09)	(0.09)	(0.01)	(0.10)
Year Ended 4/30/2017	$8.71	0.10	(0.05)	0.05	(0.09)	(0.21)	(0.30)
Year Ended 4/30/2016	$8.90	0.09	0.07	0.16	(0.14)	(0.21)	(0.35)
Year Ended 4/30/2015	$8.85	0.10	0.16	0.26	(0.10)	(0.11)	(0.21)
Year Ended 4/30/2014	$9.45	0.11	(0.31)	(0.20)	(0.11)	(0.29)	(0.40)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$8.28	0.11	(0.16)	(0.05)	(0.11)	—	(0.11)
Year Ended 4/30/2018	$8.47	0.15	(0.15)	0.00 (f)	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.72	0.18	(0.05)	0.13	(0.17)	(0.21)	(0.38)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)	(0.44)
Year Ended 4/30/2015	$8.86	0.19	0.15	0.34	(0.18)	(0.11)	(0.29)
Year Ended 4/30/2014	$9.46	0.19	(0.31)	(0.12)	(0.19)	(0.29)	(0.48)
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.26	0.12	(0.17)	(0.05)	(0.11)	—	(0.11)
Year Ended 4/30/2018	$8.44	0.19	(0.18)	0.01	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.70	0.17	(0.04)	0.13	(0.18)	(0.21)	(0.39)
Year Ended 4/30/2016	$8.89	0.19	0.07	0.26	(0.24)	(0.21)	(0.45)
Year Ended 4/30/2015	$8.84	0.20	0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended 4/30/2014	$9.45	0.19	(0.31)	(0.12)	(0.20)	(0.29)	(0.49)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$8.12	(0.75%)	1.01% (c)	0.85% (c),(d)	2.50% (c)	112%	$48,148
Year Ended 4/30/2018	$8.28	(0.33%)	1.00%	0.86% (d)	1.84%	257%	$50,845
Year Ended 4/30/2017	$8.47	1.34%	0.98% (e)	0.82% (d),(e)	1.86%	375%	$52,029
Year Ended 4/30/2016	$8.72	2.74%	1.02%	0.86% (d)	1.83%	428%	$55,058
Year Ended 4/30/2015	$8.91	3.63%	1.01%	0.90% (d)	1.85%	350%	$52,256
Year Ended 4/30/2014	$8.86	(1.42%)	0.98%	0.96% (d)	1.83%	360%	$61,159
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$8.11	(0.63%)	0.76% (c)	0.59% (c),(d)	2.79% (c)	112%	$696
Year Ended 4/30/2018	$8.27	(0.08%)	0.75%	0.61% (d)	2.09%	257%	$497
Year Ended 4/30/2017	$8.46	1.48%	0.73% (e)	0.57% (d),(e)	2.10%	375%	$516
Year Ended 4/30/2016	$8.72	3.01%	0.77%	0.61% (d)	2.07%	428%	$390
Year Ended 4/30/2015	$8.91	4.00%	0.76%	0.64% (d)	2.12%	350%	$26
Year Ended 4/30/2014	$8.85	(1.18%)	0.74%	0.70% (d)	1.99%	360%	$28
Class C
Six Months Ended 10/31/2018 (Unaudited)	$8.11	(1.13%)	1.76% (c)	1.60% (c),(d)	1.73% (c)	112%	$4,137
Year Ended 4/30/2018	$8.27	(1.08%)	1.75%	1.61% (d)	1.04%	257%	$6,001
Year Ended 4/30/2017	$8.46	0.59%	1.73% (e)	1.57% (d),(e)	1.11%	375%	$9,461
Year Ended 4/30/2016	$8.71	1.98%	1.77%	1.61% (d)	1.08%	428%	$10,870
Year Ended 4/30/2015	$8.90	2.91%	1.76%	1.60% (d)	1.15%	350%	$9,406
Year Ended 4/30/2014	$8.85	(2.01%)	1.73%	1.56% (d)	1.23%	360%	$10,917
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$8.12	(0.63%)	0.76% (c)	0.60% (c),(d)	2.75% (c)	112%	$51,302
Year Ended 4/30/2018	$8.28	(0.08%)	0.74%	0.61% (d)	1.74%	257%	$56,556
Year Ended 4/30/2017	$8.47	1.60%	0.73% (e)	0.58% (d),(e)	2.11%	375%	$369,017
Year Ended 4/30/2016	$8.72	3.00%	0.77%	0.61% (d)	2.08%	428%	$440,059
Year Ended 4/30/2015	$8.91	3.88%	0.75%	0.65% (d)	2.10%	350%	$550,803
Year Ended 4/30/2014	$8.86	(1.17%)	0.73%	0.71% (d)	2.07%	360%	$659,538
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.10	(0.58%)	0.65% (c)	0.49% (c)	2.88% (c)	112%	$1,293
Year Ended 4/30/2018	$8.26	0.13%	0.64%	0.51%	2.20%	257%	$864
Year Ended 4/30/2017	$8.44	1.58%	0.63% (e)	0.49% (e)	1.99%	375%	$735
Year Ended 4/30/2016	$8.70	3.11%	0.60%	0.50%	2.14%	428%	$52
Year Ended 4/30/2015	$8.89	4.04%	0.56%	0.50%	2.25%	350%	$413
Year Ended 4/30/2014	$8.84	(1.10%)	0.57%	0.57%	2.09%	360%	$471
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.30	0.12	(0.16)	(0.04)	(0.12)	—	(0.12)
Year Ended 4/30/2018	$8.48	0.21	(0.19)	0.02	(0.19)	(0.01)	(0.20)
Year Ended 4/30/2017	$8.74	0.19	(0.05)	0.14	(0.19)	(0.21)	(0.40)
Year Ended 4/30/2016	$8.92	0.19	0.09	0.28	(0.25)	(0.21)	(0.46)
Year Ended 4/30/2015	$8.87	0.20	0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended 4/30/2014	$9.47	0.20	(0.30)	(0.10)	(0.21)	(0.29)	(0.50)
Class R
Six Months Ended 10/31/2018 (Unaudited)	$8.28	0.09	(0.16)	(0.07)	(0.09)	—	(0.09)
Year Ended 4/30/2018	$8.47	0.13	(0.18)	(0.05)	(0.13)	(0.01)	(0.14)
Year Ended 4/30/2017	$8.72	0.14	(0.05)	0.09	(0.13)	(0.21)	(0.34)
Year Ended 4/30/2016	$8.91	0.14	0.07	0.21	(0.19)	(0.21)	(0.40)
Year Ended 4/30/2015	$8.86	0.14	0.16	0.30	(0.14)	(0.11)	(0.25)
Year Ended 4/30/2014	$9.46	0.14	(0.31)	(0.17)	(0.14)	(0.29)	(0.43)
Class T
Six Months Ended 10/31/2018 (Unaudited)	$8.29	0.10	(0.16)	(0.06)	(0.10)	—	(0.10)
Year Ended 4/30/2018	$8.48	0.16	(0.19)	(0.03)	(0.15)	(0.01)	(0.16)
Year Ended 4/30/2017	$8.73	0.16	(0.05)	0.11	(0.15)	(0.21)	(0.36)
Year Ended 4/30/2016	$8.92	0.16	0.07	0.23	(0.21)	(0.21)	(0.42)
Year Ended 4/30/2015	$8.87	0.17	0.15	0.32	(0.16)	(0.11)	(0.27)
Year Ended 4/30/2014	$9.47	0.17	(0.31)	(0.14)	(0.17)	(0.29)	(0.46)
Class V
Six Months Ended 10/31/2018 (Unaudited)	$8.27	0.11	(0.17)	(0.06)	(0.10)	—	(0.10)
Year Ended 4/30/2018	$8.46	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)
Year Ended 4/30/2017	$8.71	0.17	(0.05)	0.12	(0.16)	(0.21)	(0.37)
Year Ended 4/30/2016	$8.90	0.17	0.07	0.24	(0.22)	(0.21)	(0.43)
Year Ended 4/30/2015	$8.85	0.17	0.16	0.33	(0.17)	(0.11)	(0.28)
Year Ended 4/30/2014	$9.45	0.17	(0.30)	(0.13)	(0.18)	(0.29)	(0.47)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T	Class V
04/30/2017	0.04%	0.04%	0.04%	0.03%	0.02%	0.03%	0.03%	0.03%	0.03%

(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.14	(0.54%)	0.58% (c)	0.44% (c)	2.91% (c)	112%	$261,053
Year Ended 4/30/2018	$8.30	0.19%	0.59%	0.46%	2.46%	257%	$284,876
Year Ended 4/30/2017	$8.48	1.63%	0.54% (e)	0.42% (e)	2.26%	375%	$29,756
Year Ended 4/30/2016	$8.74	3.28%	0.56%	0.45%	2.24%	428%	$31,981
Year Ended 4/30/2015	$8.92	4.05%	0.54%	0.48%	2.27%	350%	$27,155
Year Ended 4/30/2014	$8.87	(0.99%)	0.53%	0.53%	2.27%	360%	$25,147
Class R
Six Months Ended 10/31/2018 (Unaudited)	$8.12	(0.88%)	1.26% (c)	1.10% (c),(d)	2.27% (c)	112%	$632
Year Ended 4/30/2018	$8.28	(0.58%)	1.25%	1.11% (d)	1.54%	257%	$550
Year Ended 4/30/2017	$8.47	1.09%	1.23% (e)	1.08% (d),(e)	1.62%	375%	$922
Year Ended 4/30/2016	$8.72	2.49%	1.27%	1.11% (d)	1.57%	428%	$1,750
Year Ended 4/30/2015	$8.91	3.37%	1.26%	1.15% (d)	1.59%	350%	$2,009
Year Ended 4/30/2014	$8.86	(1.66%)	1.23%	1.21% (d)	1.59%	360%	$2,498
Class T
Six Months Ended 10/31/2018 (Unaudited)	$8.13	(0.75%)	0.99% (c)	0.85% (c),(d)	2.50% (c)	112%	$9
Year Ended 4/30/2018	$8.29	(0.33%)	0.99%	0.86% (d)	1.83%	257%	$9
Year Ended 4/30/2017	$8.48	1.34%	1.01% (e)	0.83% (d),(e)	1.85%	375%	$10
Year Ended 4/30/2016	$8.73	2.74%	1.03%	0.86% (d)	1.83%	428%	$10
Year Ended 4/30/2015	$8.92	3.62%	1.00%	0.90% (d)	1.85%	350%	$10
Year Ended 4/30/2014	$8.87	(1.40%)	0.90%	0.90% (d)	1.92%	360%	$10
Class V
Six Months Ended 10/31/2018 (Unaudited)	$8.11	(0.70%)	0.91% (c)	0.75% (c),(d)	2.60% (c)	112%	$8,344
Year Ended 4/30/2018	$8.27	(0.23%)	0.90%	0.76% (d)	1.92%	257%	$8,934
Year Ended 4/30/2017	$8.46	1.44%	0.88% (e)	0.73% (d),(e)	1.95%	375%	$10,139
Year Ended 4/30/2016	$8.71	2.85%	0.92%	0.76% (d)	1.93%	428%	$10,887
Year Ended 4/30/2015	$8.90	3.73%	0.91%	0.80% (d)	1.95%	350%	$11,885
Year Ended 4/30/2014	$8.85	(1.32%)	0.88%	0.86% (d)	1.94%	360%	$12,351
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Semiannual Report 2018	25

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
26	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Bond Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
28	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Bond Fund | Semiannual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	273,097*

30	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,287,208*
Interest rate risk	Options contracts written, at value	571,756
Total		1,858,964

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(528,346)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Total ($)
Interest rate risk	(1,056,906)	(191,256)	(1,248,162)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	93,473,334
Futures contracts — short	31,802,578

Derivative instrument	Average value ($)
Options contracts — written	(285,878)*

*	Based on the ending quarterly outstanding amounts for the six months ended October 31, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Bond Fund | Semiannual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
32	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2018:
	Citi ($)	Morgan Stanley ($)	Total ($)
Liabilities
Options contracts written	366,380	205,376	571,756
Total liabilities	366,380	205,376	571,756
Total financial and derivative net assets	(366,380)	(205,376)	(571,756)
Total collateral received (pledged) (a)	-	(205,376)	(205,376)
Net amount (b)	(366,380)	-	(366,380)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Bond Fund | Semiannual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
34	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended October 31, 2018 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Bond Fund | Semiannual Report 2018	35

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
For the six months ended October 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.18
Class T	0.16
Class V	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,262.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	30,524
Class C	166
Class V	40
36	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.82%	0.86%
Advisor Class	0.57	0.61
Class C	1.57	1.61
Institutional Class	0.57	0.61
Institutional 2 Class	0.46	0.51
Institutional 3 Class	0.40	0.46
Class R	1.07	1.11
Class T	0.82	0.86
Class V	0.72	0.76
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
456,998,000	1,991,000	(11,445,000)	(9,454,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at April 30, 2018 as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	509,491
Columbia Bond Fund | Semiannual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $498,764,277 and $515,446,711, respectively, for the six months ended October 31, 2018, of which $364,351,235 and $371,724,977, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
38	Columbia Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 74.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Bond Fund | Semiannual Report 2018	39

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia Bond Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Bond Fund | Semiannual Report 2018	41

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the forty-sixth, twenty-sixth and sixty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
42	Columbia Bond Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the fourth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Bond Fund | Semiannual Report 2018	43

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
44	Columbia Bond Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund | Semiannual Report 2018	45

Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR121_04_H01_(12/18)

SemiAnnual Report
October 31, 2018
Columbia Small Cap Value Fund I
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Value Fund I   |  Semiannual Report 2018

Columbia Small Cap Value Fund I  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Small Cap Value Fund I (the Fund) seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2018 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	-4.99	-5.27	7.16	10.56
	Including sales charges		-10.45	-10.71	5.90	9.91
Advisor Class*		11/08/12	-4.88	-5.04	7.44	10.74
Class C	Excluding sales charges	01/15/96	-5.38	-6.01	6.36	9.73
	Including sales charges		-6.30	-6.85	6.36	9.73
Institutional Class		07/31/95	-4.88	-5.03	7.43	10.84
Institutional 2 Class*		11/08/12	-4.81	-4.91	7.59	10.83
Institutional 3 Class*		07/15/09	-4.80	-4.87	7.64	11.02
Class R*		09/27/10	-5.13	-5.53	6.90	10.30
Russell 2000 Value Index			-1.52	-0.59	7.18	10.95
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small Cap Value Fund I | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at October 31, 2018)
Radian Group, Inc.	1.6
MGIC Investment Corp.	1.6
Louisiana-Pacific Corp.	1.3
RLJ Lodging Trust	1.2
Sunstone Hotel Investors, Inc.	1.1
Iberiabank Corp.	1.0
Investors Bancorp, Inc.	1.0
BankUnited, Inc.	1.0
First Citizens BancShares Inc., Class A	1.0
TRI Pointe Group, Inc.	1.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at October 31, 2018)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at October 31, 2018)
Communication Services	1.5
Consumer Discretionary	10.2
Consumer Staples	4.6
Energy	8.4
Financials	35.0
Health Care	3.0
Industrials	13.2
Information Technology	8.9
Materials	7.0
Real Estate	7.6
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small Cap Value Fund I | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.10	1,018.55	6.49	6.72	1.32
Advisor Class	1,000.00	1,000.00	951.20	1,019.81	5.26	5.45	1.07
Class C	1,000.00	1,000.00	946.20	1,014.77	10.15	10.51	2.07
Institutional Class	1,000.00	1,000.00	951.20	1,019.81	5.26	5.45	1.07
Institutional 2 Class	1,000.00	1,000.00	951.90	1,020.47	4.62	4.79	0.94
Institutional 3 Class	1,000.00	1,000.00	952.00	1,020.72	4.38	4.53	0.89
Class R	1,000.00	1,000.00	948.70	1,017.29	7.71	7.98	1.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Small Cap Value Fund I | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Communication Services 1.4%
Entertainment 0.2%
AMC Entertainment Holdings, Inc., Class A	69,259	1,333,928
Media 0.6%
Criteo SA, ADR(a)	88,075	1,983,449
Liberty Latin America Ltd., Class C(a)	109,954	1,980,272
Total		3,963,721
Wireless Telecommunication Services 0.6%
Shenandoah Telecommunications Co.	97,926	3,723,146
Total Communication Services		9,020,795
Consumer Discretionary 10.0%
Auto Components 2.0%
Cooper Tire & Rubber Co.	144,696	4,469,660
Gentherm, Inc.(a)	83,916	3,662,094
Modine Manufacturing Co.(a)	155,787	2,026,789
Visteon Corp.(a)	34,130	2,697,635
Total		12,856,178
Distributors 0.2%
Educational Development Corp.	73,186	896,528
Diversified Consumer Services 0.4%
Carriage Services, Inc.	117,970	2,248,508
Household Durables 3.0%
Cavco Industries, Inc.(a)	16,137	3,237,244
Ethan Allen Interiors, Inc.	218,540	4,182,856
Hamilton Beach Brands Holding Co.	85,765	1,991,463
Hooker Furniture Corp.	72,600	2,125,002
Lifetime Brands, Inc.	133,667	1,383,453
TRI Pointe Group, Inc.(a)	516,629	6,147,885
Total		19,067,903
Leisure Products 0.6%
Acushnet Holdings Corp.	45,803	1,118,967
Malibu Boats, Inc., Class A(a)	61,512	2,472,783
Total		3,591,750
Multiline Retail 0.4%
Hudson’s Bay Co.	389,926	2,508,772
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 2.5%
Aaron’s, Inc.	116,031	5,468,541
Children’s Place, Inc. (The)	18,960	2,832,624
GameStop Corp., Class A	59,504	868,758
Signet Jewelers Ltd.	97,091	5,441,951
Vitamin Shoppe, Inc.(a)	179,436	1,394,218
Total		16,006,092
Textiles, Apparel & Luxury Goods 0.9%
Skechers U.S.A., Inc., Class A(a)	101,740	2,906,712
Steven Madden Ltd.	93,127	2,912,081
Total		5,818,793
Total Consumer Discretionary		62,994,524
Consumer Staples 4.5%
Food & Staples Retailing 2.0%
Andersons, Inc. (The)	115,155	4,145,580
Smart & Final Stores, Inc.(a)	573,046	2,893,882
SpartanNash Co.	92,750	1,655,588
Weis Markets, Inc.	85,655	3,952,978
Total		12,648,028
Food Products 1.8%
Fresh Del Monte Produce, Inc.	144,076	4,758,830
Hain Celestial Group, Inc. (The)(a)	131,553	3,273,039
Sanderson Farms, Inc.	34,370	3,381,664
Total		11,413,533
Personal Products 0.7%
Inter Parfums, Inc.	77,392	4,565,354
Total Consumer Staples		28,626,915
Energy 8.3%
Energy Equipment & Services 1.5%
Dawson Geophysical Co.(a)	498,694	2,797,673
Natural Gas Services Group, Inc.(a)	129,815	2,505,430
ProPetro Holding Corp.(a)	212,450	3,749,742
Total		9,052,845
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 6.8%
Callon Petroleum Co.(a)	332,531	3,315,334
Carrizo Oil & Gas, Inc.(a)	169,025	3,077,945
Delek U.S. Holdings, Inc.	162,713	5,974,821
Earthstone Energy, Inc., Class A(a)	242,923	1,999,256
Gulfport Energy Corp.(a)	268,410	2,445,215
Jagged Peak Energy, Inc.(a)	325,212	4,006,612
Laredo Petroleum, Inc.(a)	515,440	2,700,906
Pacific Ethanol, Inc.(a)	952,827	1,562,636
Range Resources Corp.	318,550	5,049,018
SM Energy Co.	190,590	4,638,961
Southwestern Energy Co.(a)	781,260	4,171,929
WildHorse Resource Development Corp.(a)	186,587	3,957,510
Total		42,900,143
Total Energy		51,952,988
Financials 34.3%
Banks 20.0%
BancFirst Corp.	88,574	5,082,376
BankUnited, Inc.	189,326	6,266,691
Banner Corp.	98,501	5,695,328
Boston Private Financial Holdings, Inc.	289,087	3,902,674
Bridge Bancorp, Inc.	80,627	2,394,622
Brookline Bancorp, Inc.	288,063	4,464,976
Capital City Bank Group, Inc.	162,009	3,839,613
CenterState Bank Corp.	173,489	4,264,360
Columbia Banking System, Inc.	128,133	4,752,453
Community Trust Bancorp, Inc.	71,537	3,255,649
FCB Financial Holdings, Inc., Class A(a)	109,963	4,302,852
Fidelity Southern Corp.	97,751	2,269,778
First BanCorp(a)	619,890	5,721,585
First Citizens BancShares Inc., Class A	14,627	6,240,317
First Financial Corp.	73,710	3,380,341
First of Long Island Corp. (The)	123,560	2,497,148
Heritage Financial Corp.	78,353	2,563,710
Hilltop Holdings, Inc.	249,130	4,957,687
Iberiabank Corp.	86,160	6,418,058
Investors Bancorp, Inc.	561,012	6,272,114
National Bank Holdings Corp., Class A	101,110	3,413,474
Northrim BanCorp, Inc.	116,820	4,442,665
Common Stocks (continued)
Issuer	Shares	Value ($)
OFG Bancorp	253,910	4,339,322
Popular, Inc.	107,325	5,581,973
Sierra Bancorp	67,842	1,847,338
Texas Capital Bancshares, Inc.(a)	38,170	2,489,829
Towne Bank	191,389	5,383,773
UMB Financial Corp.	92,370	5,897,824
Union Bankshares Corp.	107,074	3,655,506
Total		125,594,036
Capital Markets 1.4%
GAIN Capital Holdings, Inc.	344,260	2,630,146
INTL FCStone, Inc.(a)	84,775	3,838,612
Moelis & Co., ADR, Class A	58,522	2,361,948
Total		8,830,706
Consumer Finance 1.0%
Enova International, Inc.(a)	75,452	1,784,440
FirstCash, Inc.	54,168	4,355,107
Total		6,139,547
Insurance 6.0%
American Equity Investment Life Holding Co.	172,221	5,376,740
Crawford & Co., Class A	160,274	1,448,877
EMC Insurance Group, Inc.	99,151	2,376,649
Employers Holdings, Inc.	109,794	5,046,132
FBL Financial Group, Inc., Class A	63,716	4,395,130
Global Indemnity Ltd	73,477	2,630,477
Heritage Insurance Holdings, Inc.	183,661	2,563,908
Horace Mann Educators Corp.	81,441	3,199,002
National Western Life Group, Inc., Class A	12,704	3,420,933
Protective Insurance Corp., Class B	103,041	2,375,095
United Fire Group, Inc.	89,630	4,824,783
Total		37,657,726
Thrifts & Mortgage Finance 5.9%
HomeStreet, Inc.(a)	179,008	4,650,628
MGIC Investment Corp.(a)	807,300	9,857,133
Provident Financial Holdings, Inc.	153,350	2,652,955
Radian Group, Inc.	514,300	9,869,417
Washington Federal, Inc.	141,263	3,977,966

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small Cap Value Fund I | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Western New England Bancorp, Inc.	365,579	3,670,413
WSFS Financial Corp.	64,622	2,748,374
Total		37,426,886
Total Financials		215,648,901
Health Care 2.9%
Biotechnology 1.6%
Coherus Biosciences, Inc.(a)	100,630	1,176,365
Dynavax Technologies Corp.(a)	241,049	2,383,975
Intercept Pharmaceuticals, Inc.(a)	13,102	1,257,923
Novavax, Inc.(a)	1,125,140	1,980,246
Puma Biotechnology, Inc.(a)	45,130	1,672,066
TESARO, Inc.(a)	49,240	1,422,051
Total		9,892,626
Health Care Equipment & Supplies 0.5%
Quotient Ltd.(a)	210,263	1,347,786
Sientra, Inc.(a)	93,279	1,920,615
Total		3,268,401
Pharmaceuticals 0.8%
BioDelivery Sciences International, Inc.(a)	619,255	2,297,436
TherapeuticsMD, Inc.(a)	556,930	2,723,388
Total		5,020,824
Total Health Care		18,181,851
Industrials 13.0%
Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc.(a)	151,790	5,361,223
Airlines 0.4%
Spirit Airlines, Inc.(a)	51,120	2,653,128
Building Products 0.8%
Apogee Enterprises, Inc.	28,787	1,039,211
Caesarstone Ltd.	30,956	488,795
Universal Forest Products, Inc.	119,600	3,381,092
Total		4,909,098
Commercial Services & Supplies 1.3%
Herman Miller, Inc.	123,260	4,061,417
Unifirst Corp.	29,215	4,361,800
Total		8,423,217
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.3%
Northwest Pipe Co.(a)	114,411	2,037,660
Electrical Equipment 0.8%
Encore Wire Corp.	108,426	4,792,429
Machinery 4.9%
DMC Global Inc	56,882	2,192,801
EnPro Industries, Inc.	41,619	2,588,702
Global Brass & Copper Holdings, Inc.	143,330	4,532,094
Gorman-Rupp Co.	86,875	2,997,187
Kennametal, Inc.	108,840	3,858,378
LB Foster Co., Class A(a)	119,511	2,172,710
Lydall, Inc.(a)	75,464	2,254,110
Mueller Industries, Inc.	123,202	2,999,969
Standex International Corp.	37,884	3,073,150
Titan International, Inc.	258,260	1,823,316
Wabash National Corp.	158,440	2,392,444
Total		30,884,861
Professional Services 0.6%
Korn/Ferry International	88,005	3,972,546
Road & Rail 1.6%
Heartland Express, Inc.	202,720	3,946,958
Marten Transport Ltd.	138,100	2,659,806
Werner Enterprises, Inc.	104,299	3,357,385
Total		9,964,149
Trading Companies & Distributors 1.4%
Houston Wire & Cable Co.(a)	290,016	1,812,600
Textainer Group Holdings Ltd.(a)	400,051	4,692,598
Transcat, Inc.(a)	102,790	2,128,781
Total		8,633,979
Total Industrials		81,632,290
Information Technology 8.7%
Communications Equipment 1.3%
Acacia Communications, Inc.(a)	86,787	2,991,548
Digi International, Inc.(a)	229,901	2,666,852
Lumentum Holdings, Inc.(a)	49,150	2,686,047
Total		8,344,447

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.5%
AVX Corp.	255,648	4,264,209
MTS Systems Corp.	48,237	2,284,022
OSI Systems, Inc.(a)	36,110	2,497,367
Total		9,045,598
IT Services 1.7%
Consolidated Water Co., Ltd.	133,819	1,645,974
Euronet Worldwide, Inc.(a)	28,920	3,215,325
Mantech International Corp., Class A	76,617	4,388,622
TTEC Holdings, Inc.	67,527	1,682,773
Total		10,932,694
Semiconductors & Semiconductor Equipment 2.8%
Advanced Energy Industries, Inc.(a)	64,530	2,776,726
Cirrus Logic, Inc.(a)	143,600	5,376,384
MACOM Technology Solutions Holdings, Inc.(a)	303,791	4,274,339
MKS Instruments, Inc.	41,990	3,094,243
Photronics, Inc.(a)	209,465	2,040,189
Total		17,561,881
Software 0.8%
MicroStrategy, Inc., Class A(a)	40,880	5,149,654
Technology Hardware, Storage & Peripherals 0.6%
Electronics for Imaging, Inc.(a)	121,580	3,702,111
Total Information Technology		54,736,385
Materials 6.8%
Chemicals 0.7%
Flotek Industries, Inc.(a)	646,650	1,170,437
Tronox Ltd., Class A	262,847	3,009,598
Total		4,180,035
Containers & Packaging 0.3%
Greif, Inc., Class A	47,679	2,255,217
Metals & Mining 3.9%
Allegheny Technologies, Inc.(a)	193,647	5,013,521
Ampco-Pittsburgh Corp.(a)	161,840	600,426
Capstone Mining Corp.(a)	4,708,038	1,752,394
Century Aluminum Co.(a)	315,830	2,507,690
Commercial Metals Co.	201,630	3,843,068
Ferroglobe PLC	548,991	3,343,355
Common Stocks (continued)
Issuer	Shares	Value ($)
Olympic Steel, Inc.	159,818	3,014,167
TimkenSteel Corp.(a)	149,780	1,741,941
Universal Stainless & Alloy Products, Inc.(a)	153,793	3,020,495
Total		24,837,057
Paper & Forest Products 1.9%
Domtar Corp.	76,160	3,526,970
Louisiana-Pacific Corp.	376,598	8,198,538
Total		11,725,508
Total Materials		42,997,817
Real Estate 7.4%
Equity Real Estate Investment Trusts (REITS) 7.1%
Chesapeake Lodging Trust	176,834	5,197,151
CoreCivic, Inc.	192,290	4,318,833
Farmland Partners, Inc.	405,400	2,776,990
Front Yard Residential Corp.	183,159	1,697,884
InfraREIT, Inc.	148,213	3,115,437
Mack-Cali Realty Corp.	266,690	5,413,807
National Health Investors, Inc.	31,380	2,305,175
PotlatchDeltic Corp.	124,006	4,495,218
RLJ Lodging Trust	368,500	7,163,640
SITE Centers Corp.	137,235	1,705,831
Sunstone Hotel Investors, Inc.	446,175	6,456,152
Total		44,646,118
Real Estate Management & Development 0.3%
St. Joe Co. (The)(a)	147,550	2,241,285
Total Real Estate		46,887,403
Utilities 0.6%
Gas Utilities 0.6%
Southwest Gas Holdings, Inc.	50,815	3,926,475
Total Utilities		3,926,475
Total Common Stocks (Cost $469,862,650)		616,606,344

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(b),(c)	888,371	888,282
Total Money Market Funds (Cost $888,282)		888,282
Total Investments in Securities (Cost: $470,750,932)		617,494,626
Other Assets & Liabilities, Net		12,115,636
Net Assets		629,610,262
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	949,669	98,019,446	(98,080,744)	888,371	(1,226)	—	71,380	888,282
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	9,020,795	—	—	—	9,020,795
Consumer Discretionary	62,994,524	—	—	—	62,994,524
Consumer Staples	28,626,915	—	—	—	28,626,915
Energy	51,952,988	—	—	—	51,952,988
Financials	215,648,901	—	—	—	215,648,901
Health Care	18,181,851	—	—	—	18,181,851
Industrials	81,632,290	—	—	—	81,632,290
Information Technology	54,736,385	—	—	—	54,736,385
Materials	42,997,817	—	—	—	42,997,817
Real Estate	46,887,403	—	—	—	46,887,403
Utilities	3,926,475	—	—	—	3,926,475
Total Common Stocks	616,606,344	—	—	—	616,606,344
Money Market Funds	—	—	—	888,282	888,282
Total Investments in Securities	616,606,344	—	—	888,282	617,494,626
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Semiannual Report 2018

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $469,862,650)	$616,606,344
Affiliated issuers (cost $888,282)	888,282
Receivable for:
Investments sold	632,747
Capital shares sold	11,892,058
Dividends	583,875
Foreign tax reclaims	3,683
Expense reimbursement due from Investment Manager	543
Prepaid expenses	3,467
Trustees’ deferred compensation plan	153,239
Other assets	17,104
Total assets	630,781,342
Liabilities
Payable for:
Investments purchased	342,618
Capital shares purchased	495,607
Management services fees	14,485
Distribution and/or service fees	1,967
Transfer agent fees	103,376
Compensation of board members	167
Compensation of chief compliance officer	17
Other expenses	59,604
Trustees’ deferred compensation plan	153,239
Total liabilities	1,171,080
Net assets applicable to outstanding capital stock	$629,610,262
Represented by
Paid in capital	449,941,385
Total distributable earnings (loss)	179,668,877
Total - representing net assets applicable to outstanding capital stock	$629,610,262
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	11

Statement of Assets and Liabilities  (continued)
October 31, 2018 (Unaudited)
Class A
Net assets	$243,853,938
Shares outstanding	6,446,303
Net asset value per share	$37.83
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$40.14
Advisor Class
Net assets	$19,207,754
Shares outstanding	442,090
Net asset value per share	$43.45
Class C
Net assets	$9,529,586
Shares outstanding	377,691
Net asset value per share	$25.23
Institutional Class
Net assets	$207,244,141
Shares outstanding	4,912,539
Net asset value per share	$42.19
Institutional 2 Class
Net assets	$29,448,104
Shares outstanding	677,132
Net asset value per share	$43.49
Institutional 3 Class
Net assets	$116,838,425
Shares outstanding	2,753,612
Net asset value per share	$42.43
Class R
Net assets	$3,488,314
Shares outstanding	92,553
Net asset value per share	$37.69
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Semiannual Report 2018

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$5,523,221
Dividends — affiliated issuers	71,380
Foreign taxes withheld	(10,780)
Total income	5,583,821
Expenses:
Management services fees	2,935,697
Distribution and/or service fees
Class A	338,865
Class C	81,732
Class R	9,909
Transfer agent fees
Class A	255,902
Advisor Class	13,912
Class C	15,479
Institutional Class	208,998
Institutional 2 Class	10,003
Institutional 3 Class	4,585
Class R	3,742
Compensation of board members	11,656
Custodian fees	23,812
Printing and postage fees	41,916
Registration fees	57,010
Audit fees	16,661
Legal fees	8,372
Compensation of chief compliance officer	127
Other	12,327
Total expenses	4,050,705
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,417)
Expense reduction	(2,555)
Total net expenses	3,963,733
Net investment income	1,620,088
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	33,521,928
Investments — affiliated issuers	(1,226)
Foreign currency translations	1,574
Net realized gain	33,522,276
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(69,251,457)
Foreign currency translations	(244)
Net change in unrealized appreciation (depreciation)	(69,251,701)
Net realized and unrealized loss	(35,729,425)
Net decrease in net assets resulting from operations	$(34,109,337)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	13

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment income	$1,620,088	$399,910
Net realized gain	33,522,276	51,274,722
Net change in unrealized appreciation (depreciation)	(69,251,701)	4,585,883
Net increase (decrease) in net assets resulting from operations	(34,109,337)	56,260,515
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,827,737)
Advisor Class	(258,262)
Class C	(772,658)
Institutional Class	(4,161,421)
Institutional 2 Class	(664,538)
Institutional 3 Class	(2,446,754)
Class R	(88,570)
Net investment income
Class A		(18,184)
Advisor Class		(13,885)
Institutional Class		(304,253)
Institutional 2 Class		(43,338)
Institutional 3 Class		(297,861)
Net realized gains
Class A		(28,669,109)
Advisor Class		(657,999)
Class B		(2,295)
Class C		(3,898,260)
Institutional Class		(22,546,874)
Institutional 2 Class		(1,434,065)
Institutional 3 Class		(9,015,214)
Class R		(428,212)
Total distributions to shareholders	(14,219,940)	(67,329,549)
Increase in net assets from capital stock activity	50,502,031	45,988,516
Total increase in net assets	2,172,754	34,919,482
Net assets at beginning of period	627,437,508	592,518,026
Net assets at end of period	$629,610,262	$627,437,508
Undistributed (excess of distributions over) net investment income	$1,480,558	$(139,530)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	832,743	35,422,017	920,218	38,379,646
Distributions reinvested	125,348	5,398,745	669,214	26,619,925
Redemptions	(611,018)	(25,824,703)	(1,384,027)	(57,190,812)
Net increase	347,073	14,996,059	205,405	7,808,759
Advisor Class
Subscriptions	228,024	10,830,914	189,924	9,051,506
Distributions reinvested	4,315	213,226	14,407	659,916
Redemptions	(42,260)	(2,036,888)	(53,162)	(2,469,831)
Net increase	190,079	9,007,252	151,169	7,241,591
Class B
Distributions reinvested	—	—	87	2,035
Redemptions	—	—	(4,982)	(125,117)
Net decrease	—	—	(4,895)	(123,082)
Class C
Subscriptions	93,528	2,661,562	100,638	2,864,612
Distributions reinvested	25,630	738,415	137,152	3,756,727
Redemptions	(568,857)	(16,217,946)	(304,603)	(8,725,399)
Net decrease	(449,699)	(12,817,969)	(66,813)	(2,104,060)
Institutional Class
Subscriptions	1,213,028	57,209,950	1,537,671	70,110,949
Distributions reinvested	58,210	2,793,520	319,427	14,050,529
Redemptions	(997,066)	(46,714,344)	(2,454,402)	(107,882,281)
Net increase (decrease)	274,172	13,289,126	(597,304)	(23,720,803)
Institutional 2 Class
Subscriptions	563,080	27,471,313	404,771	19,476,501
Distributions reinvested	13,438	664,492	32,215	1,477,164
Redemptions	(237,330)	(11,354,358)	(293,881)	(13,543,669)
Net increase	339,188	16,781,447	143,105	7,409,996
Institutional 3 Class
Subscriptions	426,025	19,185,741	1,269,676	54,863,783
Distributions reinvested	35,804	1,726,818	171,483	7,611,681
Redemptions	(244,781)	(11,638,378)	(305,177)	(13,828,311)
Net increase	217,048	9,274,181	1,135,982	48,647,153
Class R
Subscriptions	4,376	183,625	35,543	1,464,682
Distributions reinvested	2,062	88,570	10,767	428,212
Redemptions	(7,223)	(300,260)	(25,801)	(1,063,932)
Net increase (decrease)	(785)	(28,065)	20,509	828,962
Total net increase	917,076	50,502,031	987,158	45,988,516
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$40.70	0.07	(1.98)	(1.91)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$41.62	(0.03)	3.95	3.92	(0.01)	(4.83)	(4.84)
Year Ended 4/30/2017	$37.50	0.05	8.85	8.90	(0.06)	(4.72)	(4.78)
Year Ended 4/30/2016	$43.03	0.11	(1.13)	(1.02)	(0.12)	(4.39)	(4.51)
Year Ended 4/30/2015	$48.23	0.13	1.32	1.45	(0.18)	(6.47)	(6.65)
Year Ended 4/30/2014	$45.66	0.14	9.96	10.10	(0.30)	(7.23)	(7.53)
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$46.56	0.14	(2.29)	(2.15)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$46.89	0.10	4.48	4.58	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$41.66	0.15	9.94	10.09	(0.14)	(4.72)	(4.86)
Year Ended 4/30/2016	$47.24	0.24	(1.24)	(1.00)	(0.19)	(4.39)	(4.58)
Year Ended 4/30/2015	$52.31	0.27	1.43	1.70	(0.30)	(6.47)	(6.77)
Year Ended 4/30/2014	$48.96	0.27	10.73	11.00	(0.42)	(7.23)	(7.65)
Class C
Six Months Ended 10/31/2018 (Unaudited)	$27.55	(0.07)	(1.29)	(1.36)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$29.86	(0.24)	2.76	2.52	—	(4.83)	(4.83)
Year Ended 4/30/2017	$28.24	(0.19)	6.44	6.25	—	(4.63)	(4.63)
Year Ended 4/30/2016	$33.63	(0.13)	(0.87)	(1.00)	—	(4.39)	(4.39)
Year Ended 4/30/2015	$39.24	(0.17)	1.03	0.86	—	(6.47)	(6.47)
Year Ended 4/30/2014	$38.36	(0.19)	8.30	8.11	—	(7.23)	(7.23)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$45.24	0.13	(2.22)	(2.09)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$45.70	0.08	4.37	4.45	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$40.71	0.14	9.71	9.85	(0.14)	(4.72)	(4.86)
Year Ended 4/30/2016	$46.28	0.23	(1.22)	(0.99)	(0.19)	(4.39)	(4.58)
Year Ended 4/30/2015	$51.37	0.27	1.41	1.68	(0.30)	(6.47)	(6.77)
Year Ended 4/30/2014	$48.21	0.27	10.55	10.82	(0.43)	(7.23)	(7.66)
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$46.57	0.18	(2.30)	(2.12)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$46.88	0.17	4.46	4.63	(0.11)	(4.83)	(4.94)
Year Ended 4/30/2017	$41.64	0.23	9.92	10.15	(0.19)	(4.72)	(4.91)
Year Ended 4/30/2016	$47.21	0.31	(1.25)	(0.94)	(0.24)	(4.39)	(4.63)
Year Ended 4/30/2015	$52.27	0.33	1.46	1.79	(0.38)	(6.47)	(6.85)
Year Ended 4/30/2014	$48.93	0.32	10.75	11.07	(0.50)	(7.23)	(7.73)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$37.83	(4.99%)	1.35% (c)	1.32% (c),(d)	0.31% (c)	30%	$243,854
Year Ended 4/30/2018	$40.70	10.03%	1.35% (e)	1.33% (d),(e)	(0.07%)	51%	$248,266
Year Ended 4/30/2017	$41.62	26.02%	1.38% (e)	1.37% (d),(e)	0.12%	50%	$245,315
Year Ended 4/30/2016	$37.50	(2.60%)	1.36%	1.36% (d)	0.29%	65%	$239,419
Year Ended 4/30/2015	$43.03	3.48%	1.33%	1.33% (d)	0.29%	42%	$306,663
Year Ended 4/30/2014	$48.23	22.95%	1.31% (e)	1.31% (d),(e)	0.28%	38%	$411,968
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$43.45	(4.88%)	1.10% (c)	1.07% (c),(d)	0.59% (c)	30%	$19,208
Year Ended 4/30/2018	$46.56	10.34%	1.10% (e)	1.08% (d),(e)	0.20%	51%	$11,734
Year Ended 4/30/2017	$46.89	26.30%	1.13% (e)	1.12% (d),(e)	0.34%	50%	$4,729
Year Ended 4/30/2016	$41.66	(2.31%)	1.11%	1.11% (d)	0.56%	65%	$4,007
Year Ended 4/30/2015	$47.24	3.71%	1.08%	1.08% (d)	0.53%	42%	$9,840
Year Ended 4/30/2014	$52.31	23.26%	1.06% (e)	1.06% (d),(e)	0.51%	38%	$9,620
Class C
Six Months Ended 10/31/2018 (Unaudited)	$25.23	(5.38%)	2.09% (c)	2.07% (c),(d)	(0.49%) (c)	30%	$9,530
Year Ended 4/30/2018	$27.55	9.24%	2.10% (e)	2.08% (d),(e)	(0.83%)	51%	$22,792
Year Ended 4/30/2017	$29.86	25.05%	2.12% (e)	2.12% (d),(e)	(0.65%)	50%	$26,703
Year Ended 4/30/2016	$28.24	(3.32%)	2.12%	2.11% (d)	(0.45%)	65%	$26,846
Year Ended 4/30/2015	$33.63	2.72%	2.08%	2.08% (d)	(0.47%)	42%	$32,642
Year Ended 4/30/2014	$39.24	22.03%	2.06% (e)	2.06% (d),(e)	(0.48%)	38%	$37,568
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$42.19	(4.88%)	1.10% (c)	1.07% (c),(d)	0.56% (c)	30%	$207,244
Year Ended 4/30/2018	$45.24	10.32%	1.10% (e)	1.08% (d),(e)	0.17%	51%	$209,822
Year Ended 4/30/2017	$45.70	26.33%	1.13% (e)	1.12% (d),(e)	0.34%	50%	$239,246
Year Ended 4/30/2016	$40.71	(2.34%)	1.11%	1.11% (d)	0.54%	65%	$237,720
Year Ended 4/30/2015	$46.28	3.75%	1.08%	1.08% (d)	0.54%	42%	$654,100
Year Ended 4/30/2014	$51.37	23.24%	1.06% (e)	1.06% (d),(e)	0.53%	38%	$819,275
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$43.49	(4.81%)	0.97% (c)	0.94% (c)	0.75% (c)	30%	$29,448
Year Ended 4/30/2018	$46.57	10.45%	0.97% (e)	0.96% (e)	0.35%	51%	$15,739
Year Ended 4/30/2017	$46.88	26.50%	0.97% (e)	0.97% (e)	0.52%	50%	$9,135
Year Ended 4/30/2016	$41.64	(2.19%)	0.96%	0.96%	0.74%	65%	$7,115
Year Ended 4/30/2015	$47.21	3.90%	0.93%	0.93%	0.67%	42%	$4,150
Year Ended 4/30/2014	$52.27	23.44%	0.91% (e)	0.91% (e)	0.61%	38%	$2,494
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$45.45	0.17	(2.23)	(2.06)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$45.86	0.17	4.37	4.54	(0.12)	(4.83)	(4.95)
Year Ended 4/30/2017	$40.83	0.09	9.87	9.96	(0.21)	(4.72)	(4.93)
Year Ended 4/30/2016	$46.37	0.29	(1.18)	(0.89)	(0.26)	(4.39)	(4.65)
Year Ended 4/30/2015	$51.46	0.36	1.42	1.78	(0.40)	(6.47)	(6.87)
Year Ended 4/30/2014	$48.26	0.31	10.63	10.94	(0.51)	(7.23)	(7.74)
Class R
Six Months Ended 10/31/2018 (Unaudited)	$40.61	0.01	(1.97)	(1.96)	—	(0.96)	(0.96)
Year Ended 4/30/2018	$41.63	(0.13)	3.94	3.81	—	(4.83)	(4.83)
Year Ended 4/30/2017	$37.54	(0.06)	8.87	8.81	—	(4.72)	(4.72)
Year Ended 4/30/2016	$43.09	0.02	(1.13)	(1.11)	(0.05)	(4.39)	(4.44)
Year Ended 4/30/2015	$48.28	0.01	1.32	1.33	(0.05)	(6.47)	(6.52)
Year Ended 4/30/2014	$45.70	0.01	9.98	9.99	(0.18)	(7.23)	(7.41)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$42.43	(4.80%)	0.91% (c)	0.89% (c)	0.73% (c)	30%	$116,838
Year Ended 4/30/2018	$45.45	10.50%	0.93% (e)	0.91% (e)	0.37%	51%	$115,296
Year Ended 4/30/2017	$45.86	26.57%	0.92% (e)	0.92% (e)	0.22%	50%	$64,230
Year Ended 4/30/2016	$40.83	(2.13%)	0.91%	0.91%	0.70%	65%	$10,022
Year Ended 4/30/2015	$46.37	3.95%	0.88%	0.88%	0.74%	42%	$9,261
Year Ended 4/30/2014	$51.46	23.50%	0.87% (e)	0.87% (e)	0.61%	38%	$10,234
Class R
Six Months Ended 10/31/2018 (Unaudited)	$37.69	(5.13%)	1.60% (c)	1.57% (c),(d)	0.06% (c)	30%	$3,488
Year Ended 4/30/2018	$40.61	9.77%	1.60% (e)	1.58% (d),(e)	(0.31%)	51%	$3,790
Year Ended 4/30/2017	$41.63	25.71%	1.63% (e)	1.62% (d),(e)	(0.15%)	50%	$3,032
Year Ended 4/30/2016	$37.54	(2.83%)	1.61%	1.61% (d)	0.06%	65%	$2,760
Year Ended 4/30/2015	$43.09	3.22%	1.58%	1.58% (d)	0.01%	42%	$3,671
Year Ended 4/30/2014	$48.28	22.65%	1.56% (e)	1.56% (d),(e)	0.01%	38%	$3,360
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	19

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Small Cap Value Fund I | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Small Cap Value Fund I | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
22	Columbia Small Cap Value Fund I | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended October 31, 2018 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Small Cap Value Fund I | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended October 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,555.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	136,846
Class C	432
24	Columbia Small Cap Value Fund I | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	1.32%	1.32%
Advisor Class	1.07	1.07
Class C	2.07	2.07
Institutional Class	1.07	1.07
Institutional 2 Class	0.94	0.95
Institutional 3 Class	0.89	0.90
Class R	1.57	1.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
470,751,000	169,158,000	(22,414,000)	146,744,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $222,292,746 and $195,800,757, respectively, for the six months ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Small Cap Value Fund I | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
26	Columbia Small Cap Value Fund I | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 18.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small Cap Value Fund I | Semiannual Report 2018	27

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Value Fund I (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
28	Columbia Small Cap Value Fund I | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the eleventh, ninth and sixteenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest
Columbia Small Cap Value Fund I | Semiannual Report 2018	29

Board Consideration and Approval of Management
Agreement  (continued)
fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
30	Columbia Small Cap Value Fund I | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Small Cap Value Fund I | Semiannual Report 2018	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Columbia Small Cap Value Fund I | Semiannual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR287_04_H01_(12/18)

SemiAnnual Report
October 31, 2018
Columbia U.S. Treasury Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia U.S. Treasury Index Fund   |  Semiannual Report 2018

Columbia U.S. Treasury Index Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia U.S. Treasury Index Fund (the Fund) seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A		11/25/02	-0.37	-2.32	0.76	2.19
Class C	Excluding sales charges	11/25/02	-0.72	-3.00	0.07	1.54
	Including sales charges		-1.71	-3.96	0.07	1.54
Institutional Class		06/04/91	-0.30	-2.17	0.93	2.41
Institutional 2 Class*		11/08/12	-0.30	-2.18	0.93	2.40
Institutional 3 Class*		03/01/17	-0.20	-2.14	0.93	2.41
Class T*	Excluding sales charges	06/18/12	-0.33	-2.32	0.69	2.07
	Including sales charges		-2.86	-4.74	0.18	1.82
FTSE USBIG Treasury Index			-0.16	-1.94	1.12	2.61
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index measures the performance of US Dollar-denominated bonds issued in the US investment-grade bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at October 31, 2018)
Money Market Funds	0.9
U.S. Treasury Obligations	99.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at October 31, 2018)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	996.30	1,023.44	1.76	1.79	0.35
Class C	1,000.00	1,000.00	992.80	1,019.91	5.27	5.35	1.05
Institutional Class	1,000.00	1,000.00	997.00	1,024.20	1.01	1.02	0.20
Institutional 2 Class	1,000.00	1,000.00	997.00	1,024.20	1.01	1.02	0.20
Institutional 3 Class	1,000.00	1,000.00	998.00	1,024.20	1.01	1.02	0.20
Class T	1,000.00	1,000.00	996.70	1,022.94	2.26	2.29	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 98.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
09/30/2019	1.750%	5,373,000	5,327,850
10/31/2019	1.500%	11,122,000	10,988,728
11/15/2019	3.375%	8,035,000	8,087,229
12/15/2019	1.375%	2,000,000	1,969,766
01/31/2020	1.250%	9,350,000	9,175,418
02/15/2020	1.375%	15,422,000	15,146,065
02/29/2020	1.250%	9,015,000	8,833,505
02/29/2020	1.375%	9,253,000	9,080,937
03/31/2020	1.125%	4,716,000	4,605,949
03/31/2020	1.375%	8,644,000	8,471,787
04/30/2020	1.375%	5,675,000	5,554,422
05/31/2020	1.500%	921,000	901,967
06/15/2020	1.500%	3,501,000	3,426,985
07/15/2020	1.500%	5,731,000	5,602,276
07/31/2020	1.625%	4,545,000	4,449,120
07/31/2020	2.625%	9,328,000	9,290,434
08/15/2020	2.625%	5,175,000	5,152,462
08/15/2020	8.750%	8,400,000	9,253,833
09/15/2020	1.375%	6,088,000	5,924,353
09/30/2020	1.375%	16,225,000	15,778,113
09/30/2020	2.000%	1,935,000	1,903,606
10/31/2020	1.375%	5,191,000	5,040,199
10/31/2020	1.750%	2,285,000	2,235,103
11/30/2020	1.625%	1,245,000	1,213,477
12/15/2020	1.875%	5,625,000	5,509,377
12/31/2020	1.750%	1,375,000	1,342,544
01/31/2021	1.375%	23,333,000	22,564,629
02/15/2021	2.250%	6,705,000	6,609,114
02/28/2021	1.125%	13,387,000	12,856,270
03/15/2021	2.375%	5,689,000	5,620,999
03/31/2021	1.250%	8,594,000	8,266,643
03/31/2021	2.250%	1,500,000	1,477,329
04/15/2021	2.375%	6,460,000	6,378,798
04/30/2021	1.375%	7,518,000	7,242,158
05/15/2021	3.125%	2,205,000	2,216,693
05/31/2021	1.375%	3,598,000	3,461,220
06/15/2021	2.625%	11,650,000	11,565,433
06/30/2021	1.125%	5,343,000	5,099,919
07/15/2021	2.625%	7,159,000	7,103,598
07/31/2021	1.125%	4,088,000	3,894,571
07/31/2021	2.250%	2,300,000	2,259,222
08/31/2021	1.125%	8,337,000	7,931,294
08/31/2021	2.000%	2,650,000	2,583,586
11/30/2021	1.750%	4,188,000	4,042,189
11/30/2021	1.875%	3,983,000	3,859,247
12/31/2021	2.125%	3,550,000	3,462,887
01/31/2022	1.500%	7,550,000	7,212,476
01/31/2022	1.875%	2,200,000	2,127,192
02/15/2022	2.000%	3,000,000	2,911,407
02/28/2022	1.750%	9,964,000	9,587,911
03/31/2022	1.750%	5,679,000	5,458,274
04/30/2022	1.750%	3,320,000	3,187,575
05/31/2022	1.875%	5,857,000	5,642,660
06/30/2022	1.750%	14,618,000	14,007,372
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/30/2022	2.125%	6,412,000	6,226,943
07/31/2022	1.875%	2,811,000	2,702,830
07/31/2022	2.000%	2,630,000	2,540,646
08/15/2022	1.625%	3,725,000	3,546,642
08/31/2022	1.875%	5,303,000	5,093,554
09/30/2022	1.750%	4,941,000	4,719,066
09/30/2022	1.875%	6,120,000	5,874,244
10/31/2022	1.875%	2,532,000	2,427,975
10/31/2022	2.000%	4,646,000	4,477,078
11/30/2022	2.000%	7,409,000	7,133,914
12/31/2022	2.125%	6,523,000	6,305,449
01/31/2023	1.750%	3,340,000	3,176,769
01/31/2023	2.375%	8,219,000	8,022,811
02/28/2023	1.500%	12,587,000	11,834,720
03/31/2023	1.500%	9,898,000	9,295,190
03/31/2023	2.500%	4,278,000	4,194,111
04/30/2023	2.750%	904,000	895,481
05/15/2023	1.750%	10,140,000	9,613,752
05/31/2023	1.625%	8,775,000	8,267,743
05/31/2023	2.750%	3,539,000	3,505,538
06/30/2023	1.375%	7,958,000	7,403,499
06/30/2023	2.625%	6,836,000	6,730,915
07/31/2023	1.250%	3,432,000	3,170,042
08/15/2023	2.500%	7,170,000	7,014,632
08/31/2023	1.375%	5,739,000	5,324,846
09/30/2023	1.375%	5,362,000	4,968,389
10/31/2023	1.625%	4,662,000	4,367,696
11/15/2023	2.750%	3,757,000	3,714,735
12/31/2023	2.250%	2,569,000	2,477,479
02/15/2024	2.750%	3,580,000	3,535,337
03/31/2024	2.125%	5,818,000	5,561,619
05/15/2024	2.500%	3,886,000	3,783,217
07/31/2024	2.125%	10,143,000	9,659,602
08/15/2024	2.375%	8,476,000	8,178,825
11/15/2024	2.250%	12,973,000	12,404,819
11/30/2024	2.125%	346,000	328,406
12/31/2024	2.250%	7,442,000	7,108,863
02/15/2025	2.000%	7,074,000	6,646,225
02/28/2025	2.750%	839,000	824,383
03/31/2025	2.625%	2,277,000	2,219,459
04/30/2025	2.875%	244,000	241,342
05/15/2025	2.125%	5,147,000	4,859,906
05/31/2025	2.875%	7,596,000	7,510,052
06/30/2025	2.750%	3,280,000	3,217,063
07/31/2025	2.875%	2,468,000	2,438,817
08/15/2025	2.000%	8,525,000	7,962,548
08/31/2025	2.750%	3,512,000	3,442,857
11/15/2025	2.250%	8,969,000	8,496,695
02/15/2026	1.625%	14,850,000	13,435,837
02/15/2026	6.000%	3,073,000	3,657,853
08/15/2026	1.500%	6,156,000	5,474,799
11/15/2026	2.000%	10,471,000	9,641,862
02/15/2027	2.250%	4,315,000	4,040,145
05/15/2027	2.375%	7,925,000	7,480,261
08/15/2027	2.250%	7,202,000	6,710,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/2027	2.250%	9,376,000	8,718,131
02/15/2028	2.750%	8,763,000	8,480,042
05/15/2028	2.875%	10,763,000	10,516,195
11/15/2028	5.250%	550,000	647,698
02/15/2029	5.250%	1,357,000	1,602,798
05/15/2030	6.250%	1,377,000	1,782,942
02/15/2031	5.375%	1,250,000	1,525,684
02/15/2036	4.500%	3,680,000	4,286,033
05/15/2038	4.500%	4,050,000	4,752,092
02/15/2039	3.500%	7,599,000	7,805,299
11/15/2039	4.375%	2,197,000	2,539,556
02/15/2040	4.625%	555,000	662,737
05/15/2040	4.375%	2,173,000	2,513,561
02/15/2041	4.750%	1,113,000	1,354,445
05/15/2041	4.375%	852,000	986,556
08/15/2041	3.750%	2,049,000	2,169,950
02/15/2042	3.125%	568,000	544,359
11/15/2042	2.750%	6,256,000	5,588,000
02/15/2043	3.125%	9,877,000	9,425,282
05/15/2043	2.875%	8,301,000	7,572,004
08/15/2043	3.625%	2,570,000	2,665,747
11/15/2043	3.750%	5,367,000	5,681,656
02/15/2044	3.625%	3,185,000	3,305,219
05/15/2044	3.375%	3,305,000	3,289,898
08/15/2044	3.125%	3,062,000	2,916,397
11/15/2044	3.000%	4,402,000	4,096,963
02/15/2045	2.500%	5,767,000	4,859,984
05/15/2045	3.000%	4,084,000	3,797,002
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2045	2.875%	3,940,000	3,573,121
11/15/2045	3.000%	2,500,000	2,322,003
02/15/2046	2.500%	5,872,000	4,924,742
05/15/2046	2.500%	2,470,000	2,069,698
08/15/2046	2.250%	4,302,000	3,408,261
11/15/2046	2.875%	5,014,000	4,535,027
02/15/2047	3.000%	4,515,000	4,186,526
05/15/2047	3.000%	4,920,000	4,557,585
08/15/2047	2.750%	4,905,000	4,316,067
11/15/2047	2.750%	4,171,000	3,667,873
02/15/2048	3.000%	4,880,000	4,513,580
05/15/2048	3.125%	5,253,000	4,980,925
Total U.S. Treasury Obligations (Cost $834,128,706)			807,925,824

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(a),(b)	7,239,036	7,238,312
Total Money Market Funds (Cost $7,238,312)		7,238,312
Total Investments in Securities (Cost: $841,367,018)		815,164,136
Other Assets & Liabilities, Net		3,190,327
Net Assets		818,354,463

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	2,439,997	53,916,128	(49,117,089)	7,239,036	(105)	170	33,742	7,238,312
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	807,925,824	—	—	—	807,925,824
Money Market Funds	—	—	—	7,238,312	7,238,312
Total Investments in Securities	807,925,824	—	—	7,238,312	815,164,136
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	7

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $834,128,706)	$807,925,824
Affiliated issuers (cost $7,238,312)	7,238,312
Receivable for:
Investments sold	3,697,460
Capital shares sold	1,719,784
Dividends	10,652
Interest	5,116,112
Expense reimbursement due from Investment Manager	4,579
Trustees’ deferred compensation plan	75,816
Total assets	825,788,539
Liabilities
Payable for:
Investments purchased	5,264,942
Capital shares purchased	571,218
Distributions to shareholders	1,512,282
Management services fees	8,986
Distribution and/or service fees	216
Compensation of board members	61
Other expenses	555
Trustees’ deferred compensation plan	75,816
Total liabilities	7,434,076
Net assets applicable to outstanding capital stock	$818,354,463
Represented by
Paid in capital	855,295,837
Total distributable earnings (loss)	(36,941,374)
Total - representing net assets applicable to outstanding capital stock	$818,354,463
Class A
Net assets	$38,896,596
Shares outstanding	3,665,764
Net asset value per share	$10.61
Class C
Net assets	$2,227,786
Shares outstanding	209,991
Net asset value per share	$10.61
Institutional Class
Net assets	$332,470,360
Shares outstanding	31,323,782
Net asset value per share	$10.61
Institutional 2 Class
Net assets	$33,259,796
Shares outstanding	3,140,083
Net asset value per share	$10.59
Institutional 3 Class
Net assets	$410,937,588
Shares outstanding	38,494,814
Net asset value per share	$10.68
Class T
Net assets	$562,337
Shares outstanding	53,012
Net asset value per share	$10.61
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.88
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$33,742
Interest	9,428,960
Interfund lending	1,364
Total income	9,464,066
Expenses:
Management services fees	1,708,258
Distribution and/or service fees
Class A	54,031
Class C	15,476
Class T	742
Compensation of board members	12,851
Other	2,454
Total expenses	1,793,812
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(869,434)
Fees waived by distributor
Class A	(21,612)
Class C	(2,321)
Expense reduction	(740)
Total net expenses	899,705
Net investment income	8,564,361
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,368,203)
Investments — affiliated issuers	(105)
Net realized loss	(6,368,308)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(5,076,098)
Investments — affiliated issuers	170
Net change in unrealized appreciation (depreciation)	(5,075,928)
Net realized and unrealized loss	(11,444,236)
Net decrease in net assets resulting from operations	$(2,879,875)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	9

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment income	$8,564,361	$11,945,454
Net realized loss	(6,368,308)	(1,673,962)
Net change in unrealized appreciation (depreciation)	(5,075,928)	(19,230,056)
Net decrease in net assets resulting from operations	(2,879,875)	(8,958,564)
Distributions to shareholders
Net investment income and net realized gains
Class A	(401,454)
Class C	(17,711)
Institutional Class	(3,827,147)
Institutional 2 Class	(324,314)
Institutional 3 Class	(3,980,109)
Class T	(5,226)
Net investment income
Class A		(720,758)
Class B		(18)
Class C		(41,678)
Institutional Class		(6,320,441)
Institutional 2 Class		(458,453)
Institutional 3 Class		(4,314,937)
Class T		(14,159)
Total distributions to shareholders	(8,555,961)	(11,870,444)
Increase (decrease) in net assets from capital stock activity	(45,433,420)	181,178,272
Total increase (decrease) in net assets	(56,869,256)	160,349,264
Net assets at beginning of period	875,223,719	714,874,455
Net assets at end of period	$818,354,463	$875,223,719
Excess of distributions over net investment income	$(159,368)	$(167,768)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,372,308	14,774,733	1,596,036	17,578,648
Distributions reinvested	16,973	182,380	29,486	324,150
Redemptions	(1,917,266)	(20,641,621)	(1,799,809)	(19,759,588)
Net decrease	(527,985)	(5,684,508)	(174,287)	(1,856,790)
Class B
Redemptions	—	—	(1,043)	(11,579)
Net decrease	—	—	(1,043)	(11,579)
Class C
Subscriptions	19,369	207,494	54,103	600,168
Distributions reinvested	1,585	17,046	3,667	40,316
Redemptions	(196,439)	(2,117,006)	(299,567)	(3,305,094)
Net decrease	(175,485)	(1,892,466)	(241,797)	(2,664,610)
Institutional Class
Subscriptions	4,799,976	51,528,913	8,157,172	90,001,075
Distributions reinvested	326,397	3,507,643	506,632	5,564,004
Redemptions	(10,350,939)	(110,925,495)	(6,514,138)	(71,988,194)
Net increase (decrease)	(5,224,566)	(55,888,939)	2,149,666	23,576,885
Institutional 2 Class
Subscriptions	769,407	8,247,446	1,267,931	13,894,932
Distributions reinvested	3,035	32,545	5,577	61,149
Redemptions	(494,919)	(5,307,855)	(660,841)	(7,215,644)
Net increase	277,523	2,972,136	612,667	6,740,437
Institutional 3 Class
Subscriptions	12,627,077	136,629,439	18,967,087	206,143,368
Distributions reinvested	368,420	3,980,009	391,100	4,314,719
Redemptions	(11,656,598)	(125,478,310)	(4,877,119)	(53,811,468)
Net increase	1,338,899	15,131,138	14,481,068	156,646,619
Class T
Subscriptions	—	—	6	63
Distributions reinvested	479	5,137	1,273	14,020
Redemptions	(7,062)	(75,918)	(114,693)	(1,266,773)
Net decrease	(6,583)	(70,781)	(113,414)	(1,252,690)
Total net increase (decrease)	(4,318,197)	(45,433,420)	16,712,860	181,178,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$10.75	0.10	(0.14)	(0.04)	(0.10)	—	(0.10)
Year Ended 4/30/2018	$11.06	0.16	(0.31)	(0.15)	(0.16)	—	(0.16)
Year Ended 4/30/2017	$11.34	0.14	(0.25)	(0.11)	(0.14)	(0.03)	(0.17)
Year Ended 4/30/2016	$11.28	0.14	0.12	0.26	(0.14)	(0.06)	(0.20)
Year Ended 4/30/2015	$11.03	0.15	0.26	0.41	(0.15)	(0.01)	(0.16)
Year Ended 4/30/2014	$11.52	0.14	(0.36)	(0.22)	(0.15)	(0.12)	(0.27)
Class C
Six Months Ended 10/31/2018 (Unaudited)	$10.75	0.06	(0.14)	(0.08)	(0.06)	—	(0.06)
Year Ended 4/30/2018	$11.06	0.09	(0.31)	(0.22)	(0.09)	—	(0.09)
Year Ended 4/30/2017	$11.34	0.06	(0.24)	(0.18)	(0.07)	(0.03)	(0.10)
Year Ended 4/30/2016	$11.28	0.07	0.12	0.19	(0.07)	(0.06)	(0.13)
Year Ended 4/30/2015	$11.02	0.07	0.27	0.34	(0.07)	(0.01)	(0.08)
Year Ended 4/30/2014	$11.52	0.07	(0.37)	(0.30)	(0.08)	(0.12)	(0.20)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$10.75	0.11	(0.14)	(0.03)	(0.11)	—	(0.11)
Year Ended 4/30/2018	$11.06	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.34	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Year Ended 4/30/2016	$11.28	0.16	0.12	0.28	(0.16)	(0.06)	(0.22)
Year Ended 4/30/2015	$11.02	0.17	0.27	0.44	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2014	$11.52	0.17	(0.38)	(0.21)	(0.17)	(0.12)	(0.29)
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$10.73	0.11	(0.14)	(0.03)	(0.11)	—	(0.11)
Year Ended 4/30/2018	$11.04	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.32	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Year Ended 4/30/2016	$11.26	0.16	0.12	0.28	(0.16)	(0.06)	(0.22)
Year Ended 4/30/2015	$11.01	0.17	0.26	0.43	(0.17)	(0.01)	(0.18)
Year Ended 4/30/2014	$11.51	0.17	(0.38)	(0.21)	(0.17)	(0.12)	(0.29)
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$10.81	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)
Year Ended 4/30/2018	$11.13	0.18	(0.32)	(0.14)	(0.18)	—	(0.18)
Year Ended 4/30/2017(e)	$11.02	0.03	0.11 (f)	0.14	(0.03)	—	(0.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$10.61	(0.37%)	0.65% (c)	0.35% (c),(d)	1.86% (c)	25%	$38,897
Year Ended 4/30/2018	$10.75	(1.35%)	0.65%	0.35% (d)	1.49%	27%	$45,074
Year Ended 4/30/2017	$11.06	(0.94%)	0.65%	0.35% (d)	1.27%	50%	$48,312
Year Ended 4/30/2016	$11.34	2.38%	0.66%	0.35% (d)	1.30%	91%	$41,893
Year Ended 4/30/2015	$11.28	3.70%	0.66%	0.38% (d)	1.33%	65%	$31,946
Year Ended 4/30/2014	$11.03	(1.92%)	0.66%	0.45% (d)	1.24%	76%	$22,163
Class C
Six Months Ended 10/31/2018 (Unaudited)	$10.61	(0.72%)	1.40% (c)	1.05% (c),(d)	1.15% (c)	25%	$2,228
Year Ended 4/30/2018	$10.75	(2.03%)	1.41%	1.05% (d)	0.78%	27%	$4,143
Year Ended 4/30/2017	$11.06	(1.63%)	1.40%	1.05% (d)	0.56%	50%	$6,938
Year Ended 4/30/2016	$11.34	1.67%	1.41%	1.05% (d)	0.59%	91%	$9,892
Year Ended 4/30/2015	$11.28	3.11%	1.41%	1.05% (d)	0.66%	65%	$7,124
Year Ended 4/30/2014	$11.02	(2.59%)	1.41%	1.05% (d)	0.64%	76%	$6,417
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$10.61	(0.30%)	0.40% (c)	0.20% (c),(d)	2.01% (c)	25%	$332,470
Year Ended 4/30/2018	$10.75	(1.20%)	0.40%	0.20% (d)	1.64%	27%	$392,889
Year Ended 4/30/2017	$11.06	(0.79%)	0.40%	0.20% (d)	1.42%	50%	$380,519
Year Ended 4/30/2016	$11.34	2.54%	0.41%	0.20% (d)	1.44%	91%	$274,641
Year Ended 4/30/2015	$11.28	3.98%	0.41%	0.20% (d)	1.51%	65%	$247,434
Year Ended 4/30/2014	$11.02	(1.76%)	0.41%	0.20% (d)	1.49%	76%	$194,297
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$10.59	(0.30%)	0.40% (c)	0.20% (c)	2.02% (c)	25%	$33,260
Year Ended 4/30/2018	$10.73	(1.20%)	0.40%	0.20%	1.65%	27%	$30,710
Year Ended 4/30/2017	$11.04	(0.80%)	0.41%	0.20%	1.45%	50%	$24,839
Year Ended 4/30/2016	$11.32	2.54%	0.41%	0.20%	1.45%	91%	$3,906
Year Ended 4/30/2015	$11.26	3.89%	0.41%	0.20%	1.50%	65%	$2,600
Year Ended 4/30/2014	$11.01	(1.76%)	0.41%	0.20%	1.52%	76%	$1,431
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$10.68	(0.20%)	0.40% (c)	0.20% (c)	2.02% (c)	25%	$410,938
Year Ended 4/30/2018	$10.81	(1.27%)	0.40%	0.20%	1.66%	27%	$401,768
Year Ended 4/30/2017(e)	$11.13	1.24%	0.40% (c)	0.20% (c)	1.52% (c)	50%	$252,341
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	13

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Six Months Ended 10/31/2018 (Unaudited)	$10.74	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)
Year Ended 4/30/2018	$11.06	0.15	(0.32)	(0.17)	(0.15)	—	(0.15)
Year Ended 4/30/2017	$11.33	0.13	(0.24)	(0.11)	(0.13)	(0.03)	(0.16)
Year Ended 4/30/2016	$11.27	0.13	0.12	0.25	(0.13)	(0.06)	(0.19)
Year Ended 4/30/2015	$11.02	0.13	0.27	0.40	(0.14)	(0.01)	(0.15)
Year Ended 4/30/2014	$11.52	0.14	(0.37)	(0.23)	(0.15)	(0.12)	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Six Months Ended 10/31/2018 (Unaudited)	$10.61	(0.33%)	0.65% (c)	0.45% (c),(d)	1.76% (c)	25%	$562
Year Ended 4/30/2018	$10.74	(1.53%)	0.66%	0.45% (d)	1.37%	27%	$640
Year Ended 4/30/2017	$11.06	(0.95%)	0.65%	0.45% (d)	1.15%	50%	$1,913
Year Ended 4/30/2016	$11.33	2.28%	0.65%	0.45% (d)	1.17%	91%	$225,255
Year Ended 4/30/2015	$11.27	3.63%	0.65%	0.45% (d)	1.20%	65%	$74,873
Year Ended 4/30/2014	$11.02	(2.00%)	0.66%	0.45% (d)	1.24%	76%	$12,167
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	15

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
16	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	17

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
18	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $740.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the service fee for Class A and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended October 31, 2018, if any, are listed below:
Amount ($)
Class C	19
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2019
Class A	0.45%
Class C	1.20
Institutional Class	0.20
Institutional 2 Class	0.20
Institutional 3 Class	0.20
Class T	0.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
20	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
841,367,000	58,000	(26,261,000)	(26,203,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	2,916,730	—	2,916,730
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $211,298,218 and $260,013,825, respectively, for the six months ended October 31, 2018, of which $211,298,218 and $260,013,825, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended October 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	6,000,000	2.73	3
Interest income earned by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 80.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
22	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	23

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia U.S. Treasury Index Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
24	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, the Fund’s tracking error relative to its benchmark index, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the seventy-second, eighty-seventh and eighty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	25

Board Consideration and Approval of Management
Agreement  (continued)
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
26	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia U.S. Treasury Index Fund | Semiannual Report 2018	27

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
28	Columbia U.S. Treasury Index Fund | Semiannual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR237_04_H01_(12/18)

SemiAnnual Report
October 31, 2018
Columbia Corporate Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Corporate Income Fund   |  Semiannual Report 2018

Columbia Corporate Income Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Corporate Income Fund (the Fund) seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Timothy Doubek, CFA
Portfolio Manager
Managed Fund since December 2011
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-0.57	-3.21	2.19	6.92
	Including sales charges		-5.27	-7.79	1.21	6.39
Advisor Class*		11/08/12	-0.55	-2.99	2.45	7.18
Class C	Excluding sales charges	07/15/02	-0.97	-3.89	1.56	6.27
	Including sales charges		-1.95	-4.83	1.56	6.27
Institutional Class		03/05/86	-0.44	-2.97	2.45	7.18
Institutional 2 Class*		11/08/12	-0.51	-2.90	2.57	7.26
Institutional 3 Class*		11/08/12	-0.47	-2.93	2.60	7.29
Class T*	Excluding sales charges	09/27/10	-0.67	-3.31	2.17	6.91
	Including sales charges		-3.12	-5.70	1.66	6.64
Blended Benchmark			-0.31	-2.45	3.21	7.56
Bloomberg Barclays U.S. Corporate Bond Index			-0.55	-3.02	2.94	6.91
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg Barclays U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America Merrill Lynch (ICE BofAML) U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Corporate Income Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at October 31, 2018)
Common Stocks	0.0 (a)
Corporate Bonds & Notes	97.1
Foreign Government Obligations	0.1
Money Market Funds	1.2
Senior Loans	0.1
U.S. Treasury Obligations	1.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at October 31, 2018)
AAA rating	1.6
AA rating	6.4
A rating	22.1
BBB rating	60.0
BB rating	3.9
B rating	4.7
CCC rating	1.1
Not rated	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Corporate Income Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.30	1,020.62	4.57	4.63	0.91
Advisor Class	1,000.00	1,000.00	994.50	1,021.88	3.32	3.36	0.66
Class C	1,000.00	1,000.00	990.30	1,017.64	7.52	7.63	1.50
Institutional Class	1,000.00	1,000.00	995.60	1,021.88	3.32	3.36	0.66
Institutional 2 Class	1,000.00	1,000.00	994.90	1,022.33	2.87	2.91	0.57
Institutional 3 Class	1,000.00	1,000.00	995.30	1,022.63	2.56	2.60	0.51
Class T	1,000.00	1,000.00	993.30	1,020.62	4.57	4.63	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials —%
Insurance —%
Mr. Cooper Group, Inc.(a)	1,782	25,821
WMI Holdings Corp. Escrow(a),(b),(c),(d)	1,075	—
Total		25,821
Total Financials		25,821
Total Common Stocks (Cost $1,077,470)		25,821

Corporate Bonds & Notes 96.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 3.0%
Alcoa, Inc.
04/15/2021	5.400%	408,000	412,524
Bombardier, Inc.(e)
01/15/2023	6.125%	150,000	148,385
12/01/2024	7.500%	569,000	577,678
Lockheed Martin Corp.
11/23/2020	2.500%	6,720,000	6,598,650
09/15/2021	3.350%	8,150,000	8,151,394
09/15/2052	4.090%	4,910,000	4,444,945
Northrop Grumman Corp.
01/15/2028	3.250%	20,490,000	18,957,860
TransDigm, Inc.
05/15/2025	6.500%	657,000	653,598
06/15/2026	6.375%	1,120,000	1,097,238
Total			41,042,272
Automotive 0.5%
Delphi Technologies PLC(e)
10/01/2025	5.000%	258,000	232,640
Ford Motor Co.
12/08/2046	5.291%	8,036,000	6,724,316
IHO Verwaltungs GmbH PIK(e)
09/15/2023	4.500%	204,000	190,479
Total			7,147,435
Banking 13.4%
American Express Co.
08/01/2022	2.500%	9,590,000	9,178,714
02/27/2023	3.400%	4,365,000	4,277,888
Bank of America Corp.(f)
01/20/2028	3.824%	14,325,000	13,736,515
12/20/2028	3.419%	10,400,000	9,591,514
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Nova Scotia (The)
04/20/2021	3.125%	9,485,000	9,416,679
Capital One Financial Corp.
05/12/2020	2.500%	4,127,000	4,066,766
01/30/2023	3.200%	2,765,000	2,672,831
01/31/2028	3.800%	5,905,000	5,461,210
Capital One NA
08/08/2022	2.650%	4,812,000	4,610,175
Citigroup, Inc.
05/01/2026	3.400%	5,115,000	4,798,658
10/21/2026	3.200%	13,260,000	12,173,595
Goldman Sachs Group, Inc. (The)(f)
05/01/2029	4.223%	26,540,000	25,734,352
JPMorgan Chase & Co.(f)
07/23/2029	4.203%	23,035,000	22,688,784
01/23/2049	3.897%	5,290,000	4,607,807
Morgan Stanley(f)
01/24/2029	3.772%	14,535,000	13,793,555
Toronto-Dominion Bank (The)
01/25/2021	2.550%	9,550,000	9,394,364
Washington Mutual Bank(b),(d),(g)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.
10/23/2026	3.000%	15,435,000	14,124,970
Wells Fargo & Co.(f)
05/22/2028	3.584%	14,060,000	13,365,351
Total			183,703,253
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(e)
07/15/2025	6.875%	553,000	539,502
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc.(e)
12/15/2023	5.750%	545,000	539,625
05/15/2026	5.875%	499,000	484,096
Beacon Roofing Supply, Inc.(e)
11/01/2025	4.875%	494,000	443,271
Core & Main LP(e)
08/15/2025	6.125%	434,000	408,207
U.S. Concrete, Inc.
06/01/2024	6.375%	88,000	82,084
Total			1,957,283
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 3.0%
Altice U.S. Finance I Corp.(e)
07/15/2023	5.375%	576,000	575,697
05/15/2026	5.500%	710,000	691,516
CCO Holdings LLC/Capital Corp.(e)
04/01/2024	5.875%	319,000	321,938
05/01/2025	5.375%	341,000	334,742
02/15/2026	5.750%	481,000	476,609
05/01/2026	5.500%	39,000	37,999
05/01/2027	5.125%	1,048,000	987,106
Cequel Communications Holdings I LLC/Capital Corp.(e)
12/15/2021	5.125%	182,000	181,567
04/01/2028	7.500%	785,000	812,620
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	5,800,000	5,223,973
Comcast Corp.
08/15/2047	4.000%	6,434,000	5,595,328
10/15/2048	4.700%	1,372,000	1,332,464
11/01/2052	4.049%	2,504,000	2,134,011
CSC Holdings LLC
02/15/2019	8.625%	425,000	430,685
CSC Holdings LLC(e)
10/15/2025	6.625%	704,000	737,440
10/15/2025	10.875%	288,000	332,294
04/15/2027	5.500%	229,000	220,009
02/01/2028	5.375%	231,000	217,706
DISH DBS Corp.
11/15/2024	5.875%	805,000	684,013
07/01/2026	7.750%	788,000	698,444
Intelsat Jackson Holdings SA(e)
10/15/2024	8.500%	344,000	341,859
Radiate HoldCo LLC/Finance, Inc.(e)
02/15/2025	6.625%	445,000	415,461
Sirius XM Radio, Inc.(e)
04/15/2025	5.375%	142,000	139,929
07/15/2026	5.375%	993,000	969,738
08/01/2027	5.000%	292,000	274,440
Sky PLC(e)
09/16/2024	3.750%	11,122,000	11,011,014
Time Warner Cable LLC
09/15/2042	4.500%	2,940,000	2,367,417
Unitymedia GmbH(e)
01/15/2025	6.125%	985,000	1,012,915
Unitymedia Hessen GmbH & Co. KG NRW(e)
01/15/2025	5.000%	449,000	452,341
Virgin Media Finance PLC(e)
01/15/2025	5.750%	674,000	651,164
Virgin Media Secured Finance PLC(e)
01/15/2026	5.250%	731,000	683,343
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Finance BV(e)
01/15/2027	6.000%	610,000	543,616
Ziggo BV(e)
01/15/2027	5.500%	923,000	845,009
Total			41,734,407
Chemicals 0.5%
Alpha 2 BV(e)
06/01/2023	8.750%	405,000	402,297
Angus Chemical Co.(e)
02/15/2023	8.750%	437,000	446,735
Atotech U.S.A., Inc.(e)
02/01/2025	6.250%	397,000	379,776
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	203,000	191,801
Chemours Co. (The)
05/15/2023	6.625%	295,000	301,652
05/15/2025	7.000%	339,000	348,670
INEOS Group Holdings SA(e)
08/01/2024	5.625%	329,000	314,421
LYB International Finance BV
03/15/2044	4.875%	955,000	874,094
Olin Corp.
09/15/2027	5.125%	160,000	149,886
Platform Specialty Products Corp.(e)
02/01/2022	6.500%	372,000	377,047
12/01/2025	5.875%	774,000	732,500
PQ Corp.(e)
11/15/2022	6.750%	1,045,000	1,075,962
12/15/2025	5.750%	247,000	238,389
Starfruit Finco BV/US Holdco LLC(e)
10/01/2026	8.000%	614,000	595,468
Total			6,428,698
Construction Machinery 0.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	112,000	106,413
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	679,000	668,920
United Rentals North America, Inc.
10/15/2025	4.625%	89,000	82,367
09/15/2026	5.875%	454,000	444,278
12/15/2026	6.500%	170,000	171,992
05/15/2027	5.500%	345,000	327,259
01/15/2028	4.875%	299,000	269,150
Total			2,070,379

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2020	8.750%	252,000	246,915
12/01/2022	7.875%	443,000	445,433
09/01/2023	7.625%	167,000	148,597
frontdoor, Inc.(e)
08/15/2026	6.750%	129,000	131,596
Total			972,541
Consumer Products 0.2%
Mattel, Inc.(e)
12/31/2025	6.750%	400,000	383,025
Newell Brands, Inc.
04/01/2046	5.500%	800,000	690,946
Prestige Brands, Inc.(e)
03/01/2024	6.375%	428,000	423,122
Resideo Funding, Inc.(e)
11/01/2026	6.125%	70,000	70,321
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	266,000	271,869
12/15/2026	5.250%	74,000	70,099
Spectrum Brands, Inc.
11/15/2022	6.625%	385,000	393,837
07/15/2025	5.750%	704,000	684,363
Total			2,987,582
Diversified Manufacturing 1.8%
Apergy Corp.(e)
05/01/2026	6.375%	479,000	484,696
Gates Global LLC/Co.(e)
07/15/2022	6.000%	268,000	266,610
General Electric Co.
10/09/2042	4.125%	3,710,000	3,023,746
Honeywell International, Inc.
10/30/2019	1.400%	8,325,000	8,196,254
Siemens Financieringsmaatschappij NV(e)
03/16/2020	2.200%	3,670,000	3,621,083
Stevens Holding Co., Inc.(e)
10/01/2026	6.125%	86,000	85,609
TriMas Corp.(e)
10/15/2025	4.875%	355,000	335,530
United Technologies Corp.
11/16/2028	4.125%	7,515,000	7,379,159
Welbilt, Inc.
02/15/2024	9.500%	68,000	73,575
WESCO Distribution, Inc.
12/15/2021	5.375%	775,000	775,167
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(e)
06/15/2023	9.875%	394,000	420,719
Total			24,662,148
Electric 17.7%
AEP Texas, Inc.
10/01/2047	3.800%	7,750,000	6,774,252
AES Corp.
03/15/2023	4.500%	320,000	316,115
05/15/2026	6.000%	216,000	220,879
Calpine Corp.
01/15/2025	5.750%	300,000	268,247
Calpine Corp.(e)
06/01/2026	5.250%	309,000	284,279
Clearway Energy Operating LLC
08/15/2024	5.375%	636,000	628,956
09/15/2026	5.000%	181,000	168,409
Clearway Energy Operating LLC(e)
10/15/2025	5.750%	350,000	344,750
CMS Energy Corp.
03/01/2024	3.875%	8,145,000	8,106,580
11/15/2025	3.600%	11,314,000	10,956,941
02/15/2027	2.950%	16,721,000	15,222,732
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	900,000	810,215
DTE Energy Co.
06/01/2024	3.500%	5,917,000	5,782,862
10/01/2026	2.850%	25,086,000	22,757,417
Duke Energy Corp.
10/15/2023	3.950%	8,133,000	8,186,108
04/15/2024	3.750%	8,194,000	8,116,083
08/15/2027	3.150%	14,390,000	13,227,590
Edison International
09/15/2022	2.400%	5,920,000	5,593,932
Emera U.S. Finance LP
06/15/2046	4.750%	12,833,000	11,971,084
Eversource Energy
03/15/2022	2.750%	1,235,000	1,205,916
Indiana Michigan Power Co.
07/01/2047	3.750%	5,595,000	4,915,415
Mississippi Power Co.
03/30/2028	3.950%	14,219,000	13,774,500
NextEra Energy Operating Partners LP(e)
09/15/2027	4.500%	293,000	270,479
NRG Energy, Inc.
01/15/2027	6.625%	471,000	486,377
NRG Energy, Inc.(e)
01/15/2028	5.750%	145,000	144,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas & Electric Co.
02/15/2024	3.750%	3,295,000	3,187,715
03/15/2027	3.300%	9,816,000	8,810,606
02/15/2044	4.750%	2,503,000	2,275,790
12/01/2047	3.950%	2,410,000	1,938,975
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	544,000	539,507
Progress Energy, Inc.
04/01/2022	3.150%	20,570,000	20,161,048
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	3,270,000	3,216,735
Sierra Pacific Power Co.
05/01/2026	2.600%	4,900,000	4,471,720
Southern California Edison Co.
10/01/2043	4.650%	295,000	295,995
Southern Co. (The)
07/01/2026	3.250%	6,718,000	6,235,365
07/01/2046	4.400%	6,840,000	6,280,556
TerraForm Power Operating LLC(e)
01/31/2028	5.000%	761,000	681,487
Vistra Energy Corp.
11/01/2024	7.625%	244,000	258,876
Vistra Operations Co. LLC(e)
09/01/2026	5.500%	159,000	156,242
WEC Energy Group, Inc.
06/15/2025	3.550%	12,284,000	11,970,451
Xcel Energy, Inc.
03/15/2022	2.600%	3,561,000	3,450,310
12/01/2026	3.350%	22,498,000	21,393,821
06/15/2028	4.000%	7,090,000	7,038,307
Total			242,897,737
Finance Companies 1.9%
Avolon Holdings Funding Ltd.(e)
01/15/2023	5.500%	437,000	436,132
10/01/2023	5.125%	322,000	315,682
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	12,001,000	11,630,169
11/15/2035	4.418%	11,240,000	9,869,585
iStar, Inc.
04/01/2022	6.000%	422,000	420,974
Navient Corp.
07/26/2021	6.625%	258,000	265,734
06/15/2022	6.500%	248,000	252,749
01/25/2023	5.500%	481,000	471,871
10/25/2024	5.875%	578,000	544,894
06/15/2026	6.750%	233,000	222,569
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	563,000	554,496
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans, Inc.(e)
05/01/2025	5.750%	526,000	506,855
01/15/2028	5.250%	150,000	133,516
Springleaf Finance Corp.
03/15/2023	5.625%	339,000	328,370
03/15/2025	6.875%	337,000	322,379
03/15/2026	7.125%	195,000	184,683
Total			26,460,658
Food and Beverage 8.4%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	23,011,000	21,646,586
B&G Foods, Inc.
04/01/2025	5.250%	491,000	467,649
Bacardi Ltd.(e)
05/15/2048	5.300%	14,015,000	13,023,929
Chobani LLC/Finance Corp., Inc.(e)
04/15/2025	7.500%	243,000	208,049
Conagra Brands, Inc.
11/01/2038	5.300%	4,380,000	4,235,784
Diageo Capital PLC
07/15/2020	4.828%	6,600,000	6,767,257
FAGE International SA/U.S.A. Dairy Industry, Inc.(e)
08/15/2026	5.625%	367,000	335,334
JM Smucker Co. (The)
12/06/2019	2.200%	4,135,000	4,088,403
Kraft Heinz Foods Co.
07/02/2020	2.800%	20,480,000	20,270,756
06/01/2046	4.375%	11,473,000	9,529,611
Molson Coors Brewing Co.
03/15/2019	1.900%	3,940,000	3,924,181
07/15/2046	4.200%	6,294,000	5,307,459
Mondelez International, Inc.(e)
10/28/2019	1.625%	9,480,000	9,326,121
PepsiCo, Inc.
05/02/2019	1.550%	6,170,000	6,135,084
Post Holdings, Inc.(e)
03/01/2025	5.500%	101,000	97,738
08/15/2026	5.000%	488,000	449,805
03/01/2027	5.750%	587,000	560,585
01/15/2028	5.625%	209,000	196,491
Sysco Corp.
07/15/2021	2.500%	2,055,000	2,000,707
Tyson Foods, Inc.
08/15/2019	2.650%	5,884,000	5,864,218
06/02/2047	4.550%	1,395,000	1,258,388
Total			115,694,135

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.5%
Boyd Gaming Corp.
05/15/2023	6.875%	297,000	308,597
04/01/2026	6.375%	103,000	102,217
08/15/2026	6.000%	291,000	282,401
Eldorado Resorts, Inc.
04/01/2025	6.000%	498,000	493,080
Eldorado Resorts, Inc.(e)
09/15/2026	6.000%	210,000	206,015
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%	99,000	100,214
International Game Technology PLC(e)
02/15/2022	6.250%	542,000	559,412
02/15/2025	6.500%	552,000	560,156
01/15/2027	6.250%	133,000	131,005
Jack Ohio Finance LLC/1 Corp.(e)
11/15/2021	6.750%	349,000	358,124
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	104,000	104,156
09/01/2026	4.500%	122,000	112,014
01/15/2028	4.500%	191,000	171,113
MGM Resorts International
10/01/2020	6.750%	616,000	640,017
03/15/2023	6.000%	281,000	284,983
06/15/2025	5.750%	341,000	332,478
Penn National Gaming, Inc.(e)
01/15/2027	5.625%	221,000	205,888
Rivers Pittsburgh Borrower LP/Finance Corp.(e)
08/15/2021	6.125%	117,000	116,429
Scientific Games International, Inc.
12/01/2022	10.000%	523,000	547,869
Scientific Games International, Inc.(e)
10/15/2025	5.000%	579,000	538,432
Stars Group Holdings BV/Co-Borrower LLC(e)
07/15/2026	7.000%	141,000	143,009
Tunica-Biloxi Gaming Authority(e)
12/15/2020	3.780%	268,813	73,923
Wynn Las Vegas LLC/Capital Corp.(e)
03/01/2025	5.500%	591,000	561,987
05/15/2027	5.250%	45,000	40,740
Total			6,974,259
Health Care 5.5%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	159,000	159,213
03/01/2024	6.500%	353,000	359,476
Avantor, Inc.(e)
10/01/2025	9.000%	200,000	201,909
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
12/15/2019	2.675%	9,195,000	9,130,378
06/06/2027	3.700%	14,840,000	13,906,223
Cardinal Health, Inc.
06/15/2047	4.368%	9,280,000	7,825,508
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	433,000	423,312
Charles River Laboratories International, Inc.(e)
04/01/2026	5.500%	146,000	145,663
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	396,000	364,158
CVS Health Corp.
06/01/2021	2.125%	6,910,000	6,666,948
07/20/2022	3.500%	3,955,000	3,911,906
03/25/2048	5.050%	11,525,000	11,224,336
DaVita, Inc.
07/15/2024	5.125%	523,000	498,628
Express Scripts Holding Co.
11/30/2020	2.600%	4,425,000	4,337,451
HCA, Inc.
02/01/2025	5.375%	429,000	431,857
04/15/2025	5.250%	1,055,000	1,077,399
02/15/2026	5.875%	335,000	342,549
McKesson Corp.
02/16/2028	3.950%	1,995,000	1,910,202
Medtronic Global Holdings SCA
03/28/2019	1.700%	10,255,000	10,213,467
MPH Acquisition Holdings LLC(e)
06/01/2024	7.125%	465,000	473,169
Polaris Intermediate Corp. PIK(e)
12/01/2022	8.500%	206,000	211,224
Sotera Health Holdings LLC(e)
05/15/2023	6.500%	474,000	464,827
Tenet Healthcare Corp.
06/01/2020	4.750%	638,000	638,797
06/15/2023	6.750%	109,000	108,434
07/15/2024	4.625%	362,000	348,527
08/01/2025	7.000%	334,000	327,889
Total			75,703,450
Healthcare Insurance 1.9%
Aetna, Inc.
08/15/2047	3.875%	862,000	730,236
Centene Corp.
05/15/2022	4.750%	440,000	439,769
02/15/2024	6.125%	324,000	338,175
01/15/2025	4.750%	91,000	89,976
Centene Corp.(e)
06/01/2026	5.375%	618,000	627,259

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halfmoon Parent, Inc.(e)
12/15/2048	4.900%	9,525,000	9,028,195
UnitedHealth Group, Inc.
10/15/2020	1.950%	7,830,000	7,647,945
04/15/2047	4.250%	965,000	918,566
10/15/2047	3.750%	5,685,000	5,000,782
WellCare Health Plans, Inc.
04/01/2025	5.250%	787,000	785,006
WellCare Health Plans, Inc.(e)
08/15/2026	5.375%	375,000	374,558
Total			25,980,467
Home Construction 0.1%
Lennar Corp.
12/15/2021	6.250%	271,000	280,836
04/30/2024	4.500%	562,000	534,161
11/15/2024	5.875%	195,000	196,207
Meritage Homes Corp.
06/01/2025	6.000%	509,000	495,439
Taylor Morrison Communities, Inc./Holdings II(e)
04/15/2021	5.250%	355,000	354,154
Total			1,860,797
Independent Energy 1.9%
Anadarko Petroleum Corp.
07/15/2044	4.500%	1,950,000	1,670,175
Callon Petroleum Co.
07/01/2026	6.375%	571,000	566,578
Canadian Natural Resources Ltd.
06/01/2027	3.850%	7,325,000	6,951,513
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	394,000	387,129
Centennial Resource Production LLC(e)
01/15/2026	5.375%	722,000	705,725
Chaparral Energy, Inc.(e)
07/15/2023	8.750%	219,000	211,042
Chesapeake Energy Corp.
10/01/2026	7.500%	451,000	441,963
CrownRock LP/Finance, Inc.(e)
10/15/2025	5.625%	1,240,000	1,179,275
Diamondback Energy, Inc.
05/31/2025	5.375%	208,000	206,970
Endeavor Energy Resources LP/Finance, Inc.(e)
01/30/2026	5.500%	56,000	57,531
01/30/2028	5.750%	1,046,000	1,077,864
Extraction Oil & Gas, Inc.(e)
05/15/2024	7.375%	192,000	179,982
02/01/2026	5.625%	178,000	151,455
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Halcon Resources Corp.
02/15/2025	6.750%	830,000	754,678
Hess Corp.
04/01/2047	5.800%	2,870,000	2,805,322
Indigo Natural Resources LLC(e)
02/15/2026	6.875%	207,000	195,621
Jagged Peak Energy LLC(e)
05/01/2026	5.875%	411,000	402,725
Matador Resources Co.(e)
09/15/2026	5.875%	406,000	398,912
MEG Energy Corp.(e)
01/15/2025	6.500%	100,000	103,526
Noble Energy, Inc.
11/15/2043	5.250%	3,148,000	2,939,228
Parsley Energy LLC/Finance Corp.(e)
06/01/2024	6.250%	163,000	167,460
01/15/2025	5.375%	195,000	190,417
08/15/2025	5.250%	352,000	339,886
10/15/2027	5.625%	369,000	363,848
PDC Energy, Inc.
09/15/2024	6.125%	371,000	354,354
05/15/2026	5.750%	365,000	334,926
SM Energy Co.
06/01/2025	5.625%	85,000	81,771
09/15/2026	6.750%	619,000	620,548
01/15/2027	6.625%	194,000	194,824
Whiting Petroleum Corp.
01/15/2026	6.625%	396,000	395,794
WPX Energy, Inc.
01/15/2022	6.000%	140,000	143,314
09/15/2024	5.250%	737,000	725,982
06/01/2026	5.750%	203,000	202,450
Total			25,502,788
Integrated Energy 0.3%
Cenovus Energy, Inc.
09/15/2042	4.450%	2,986,000	2,460,604
09/15/2043	5.200%	1,586,000	1,435,286
Total			3,895,890
Leisure 0.1%
Boyne U.S.A., Inc.(e)
05/01/2025	7.250%	242,000	253,532
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	171,000	164,258
03/15/2026	5.625%	138,000	137,677
Viking Cruises Ltd.(e)
09/15/2027	5.875%	369,000	350,768
Total			906,235

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 7.8%
AIG Global Funding(e)
07/02/2020	2.150%	2,460,000	2,407,895
American International Group, Inc.
07/10/2025	3.750%	3,970,000	3,803,407
Brighthouse Financial, Inc.
06/22/2047	4.700%	5,975,000	4,612,437
Five Corners Funding Trust(e)
11/15/2023	4.419%	15,445,000	15,774,843
Guardian Life Insurance Co. of America (The)(e)
Subordinated
06/19/2064	4.875%	7,235,000	6,970,944
Massachusetts Mutual Life Insurance Co.(e)
Subordinated
04/01/2077	4.900%	5,162,000	4,908,840
Metropolitan Life Global Funding I(e)
06/12/2020	2.050%	7,260,000	7,119,933
Northwestern Mutual Life Insurance Co. (The)(e)
Subordinated
09/30/2047	3.850%	5,891,000	5,226,572
Nuveen Finance LLC(e)
11/01/2019	2.950%	19,210,000	19,211,268
Nuveen LLC(e)
11/01/2028	4.000%	12,506,000	12,501,810
Peachtree Corners Funding Trust(e)
02/15/2025	3.976%	16,462,000	15,921,981
Teachers Insurance & Annuity Association of America(e)
Subordinated
09/15/2044	4.900%	3,270,000	3,385,032
05/15/2047	4.270%	3,020,000	2,835,629
Voya Financial, Inc.
06/15/2046	4.800%	2,365,000	2,230,188
Total			106,910,779
Media and Entertainment 0.7%
21st Century Fox America, Inc.
09/15/2044	4.750%	4,328,000	4,505,149
Match Group, Inc.
06/01/2024	6.375%	280,000	291,221
Netflix, Inc.(e)
11/15/2028	5.875%	1,186,000	1,165,202
05/15/2029	6.375%	598,000	600,909
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	661,000	663,421
Warner Media LLC
12/15/2043	5.350%	2,270,000	2,132,808
Total			9,358,710
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.5%
Big River Steel LLC/Finance Corp.(e)
09/01/2025	7.250%	550,000	573,714
Constellium NV(e)
05/15/2024	5.750%	243,000	232,268
03/01/2025	6.625%	491,000	483,064
02/15/2026	5.875%	288,000	270,168
Freeport-McMoRan, Inc.
03/15/2020	3.100%	1,015,000	1,000,200
11/14/2024	4.550%	515,000	476,914
03/15/2043	5.450%	790,000	669,380
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(e)
12/15/2023	7.375%	341,000	350,735
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	162,000	162,097
01/15/2025	7.625%	674,000	677,611
Novelis Corp.(e)
08/15/2024	6.250%	128,000	126,130
09/30/2026	5.875%	574,000	540,943
Teck Resources Ltd.(e)
06/01/2024	8.500%	214,000	232,260
Teck Resources Ltd.
07/15/2041	6.250%	793,000	792,152
Total			6,587,636
Midstream 5.3%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	266,000	260,352
Cheniere Energy Partners LP(e)
10/01/2026	5.625%	419,000	411,972
DCP Midstream Operating LP
07/15/2025	5.375%	266,000	269,397
04/01/2044	5.600%	230,000	208,164
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	226,000	223,520
Energy Transfer Equity LP
03/15/2023	4.250%	260,000	257,663
06/01/2027	5.500%	950,000	965,335
Enterprise Products Operating LLC
02/15/2021	2.800%	6,390,000	6,295,601
02/15/2045	5.100%	3,609,000	3,588,663
02/15/2048	4.250%	4,479,000	3,951,795
Holly Energy Partners LP/Finance Corp.(e)
08/01/2024	6.000%	708,000	712,729
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	9,076,000	8,347,932
Kinder Morgan, Inc.
02/15/2046	5.050%	8,889,000	8,341,589

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MPLX LP
04/15/2048	4.700%	6,750,000	5,918,279
NGPL PipeCo LLC(e)
08/15/2022	4.375%	435,000	429,654
08/15/2027	4.875%	127,000	122,663
12/15/2037	7.768%	109,000	127,836
NuStar Logistics LP
04/28/2027	5.625%	247,000	236,115
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	2,095,000	1,992,406
06/15/2044	4.700%	10,770,000	9,326,755
Rockpoint Gas Storage Canada Ltd.(e)
03/31/2023	7.000%	432,000	429,624
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	3,460,000	3,147,091
Sunoco LP/Finance Corp.(e)
01/15/2023	4.875%	116,000	112,046
02/15/2026	5.500%	608,000	581,100
Tallgrass Energy Partners LP/Finance Corp.(e)
09/15/2024	5.500%	100,000	100,715
01/15/2028	5.500%	631,000	624,203
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	262,000	251,745
02/01/2027	5.375%	778,000	758,818
01/15/2028	5.000%	1,073,000	1,018,428
Targa Resources Partners LP/Finance Corp.(e)
04/15/2026	5.875%	172,000	172,930
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	870,000	815,952
Western Gas Partners LP
08/15/2048	5.500%	1,180,000	1,058,990
Williams Companies, Inc. (The)
09/15/2045	5.100%	12,559,000	11,871,458
Total			72,931,520
Natural Gas 1.8%
NiSource Finance Corp.
03/30/2048	3.950%	4,840,000	4,152,788
NiSource, Inc.
05/15/2047	4.375%	9,120,000	8,359,237
Sempra Energy
06/15/2024	3.550%	4,015,000	3,910,879
06/15/2027	3.250%	7,000,000	6,448,134
02/01/2028	3.400%	1,795,000	1,661,084
Total			24,532,122
Oil Field Services 0.2%
Calfrac Holdings LP(e)
06/15/2026	8.500%	212,000	190,800
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	193,000	190,207
Nabors Industries, Inc.
01/15/2023	5.500%	136,000	127,941
02/01/2025	5.750%	846,000	779,761
Rowan Companies, Inc.
01/15/2024	4.750%	177,000	152,355
SESI LLC
12/15/2021	7.125%	6,000	5,966
09/15/2024	7.750%	531,000	522,014
Transocean Guardian Ltd.(e)
01/15/2024	5.875%	200,000	198,053
Transocean Pontus Ltd.(e)
08/01/2025	6.125%	102,000	101,327
Weatherford International LLC(e)
03/01/2025	9.875%	83,000	65,121
Weatherford International Ltd.
06/15/2023	8.250%	243,000	186,135
02/15/2024	9.875%	190,000	148,491
Total			2,668,171
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	142,000	143,513
Other Industry 0.0%
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	442,000	415,560
WeWork Companies, Inc.(e)
05/01/2025	7.875%	195,000	180,112
Total			595,672
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	159,000	158,939
03/15/2027	5.375%	571,000	567,799
Total			726,738
Packaging 0.4%
ARD Finance SA PIK
09/15/2023	7.125%	200,000	194,239
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(e)
05/15/2023	4.625%	213,000	207,597
05/15/2024	7.250%	510,000	513,245
02/15/2025	6.000%	718,000	672,331
Berry Global, Inc.
10/15/2022	6.000%	660,000	675,196
07/15/2023	5.125%	480,000	477,626

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BWAY Holding Co.(e)
04/15/2024	5.500%	75,000	71,990
Flex Acquisition Co., Inc.(e)
07/15/2026	7.875%	275,000	265,021
Multi-Color Corp.(e)
11/01/2025	4.875%	582,000	537,583
Novolex (e)
01/15/2025	6.875%	97,000	90,677
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	719,078	719,102
Reynolds Group Issuer, Inc./LLC(e)
07/15/2024	7.000%	374,000	374,108
Total			4,798,715
Pharmaceuticals 3.5%
AbbVie, Inc.
05/14/2020	2.500%	3,569,000	3,523,645
11/14/2048	4.875%	2,530,000	2,334,345
Actavis Funding SCS
03/12/2020	3.000%	5,027,000	5,008,340
Allergan Funding SCS
03/15/2035	4.550%	5,465,000	5,126,624
Amgen, Inc.
05/10/2019	1.900%	8,630,000	8,582,112
06/15/2051	4.663%	7,980,000	7,353,139
Bausch Health Companies, Inc.(e)
12/01/2021	5.625%	334,000	328,990
05/15/2023	5.875%	633,000	604,901
03/15/2024	7.000%	66,000	69,168
04/15/2025	6.125%	438,000	402,936
11/01/2025	5.500%	207,000	203,209
04/01/2026	9.250%	405,000	425,098
Catalent Pharma Solutions, Inc.(e)
01/15/2026	4.875%	519,000	487,279
Celgene Corp.
02/20/2048	4.550%	3,335,000	2,880,986
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(e)
08/01/2023	6.375%	791,000	790,763
Johnson & Johnson
11/10/2020	1.950%	1,840,000	1,800,882
Mylan NV
06/15/2046	5.250%	585,000	501,818
Shire Acquisitions Investments Ireland DAC
09/23/2019	1.900%	8,295,000	8,191,760
Total			48,615,995
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 2.0%
Alleghany Corp.
06/27/2022	4.950%	3,341,000	3,465,706
CNA Financial Corp.
05/15/2024	3.950%	13,546,000	13,357,087
HUB International Ltd.(e)
05/01/2026	7.000%	404,000	394,608
Liberty Mutual Insurance Co.(e)
Subordinated
10/15/2026	7.875%	8,170,000	9,838,290
Total			27,055,691
Railroads 0.9%
Canadian National Railway Co.
02/03/2020	2.400%	2,985,000	2,958,968
CSX Corp.
03/01/2048	4.300%	3,845,000	3,548,312
Union Pacific Corp.
09/10/2058	4.800%	5,575,000	5,426,292
Total			11,933,572
Restaurants 0.8%
1011778 BC ULC/New Red Finance, Inc.(e)
05/15/2024	4.250%	760,000	714,267
IRB Holding Corp.(e)
02/15/2026	6.750%	363,000	347,604
McDonald’s Corp.
05/26/2020	2.200%	2,785,000	2,742,559
09/01/2048	4.450%	7,379,000	6,894,650
Total			10,699,080
Retailers 0.6%
L Brands, Inc.
11/01/2035	6.875%	255,000	216,756
Penske Automotive Group, Inc.
08/15/2020	3.750%	360,000	356,439
12/01/2024	5.375%	96,000	92,942
05/15/2026	5.500%	93,000	88,174
Target Corp.
11/15/2047	3.900%	900,000	805,896
Walmart, Inc.
10/09/2019	1.750%	4,610,000	4,562,650
06/29/2048	4.050%	2,490,000	2,360,692
Total			8,483,549
Supermarkets 0.6%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	85,000	75,277

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kroger Co. (The)
02/01/2047	4.450%	5,112,000	4,441,755
01/15/2048	4.650%	3,998,000	3,570,898
Total			8,087,930
Technology 4.8%
Apple, Inc.
11/13/2019	1.800%	12,005,000	11,872,033
02/09/2045	3.450%	5,746,000	4,928,666
Ascend Learning LLC(e)
08/01/2025	6.875%	272,000	269,678
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	11,742,000	10,776,314
01/15/2028	3.500%	1,940,000	1,712,071
Camelot Finance SA(e)
10/15/2024	7.875%	831,000	821,704
CDK Global, Inc.
06/01/2027	4.875%	308,000	289,036
Cisco Systems, Inc.
09/20/2019	1.400%	7,310,000	7,215,642
Equinix, Inc.
01/01/2022	5.375%	470,000	479,569
01/15/2026	5.875%	446,000	452,237
05/15/2027	5.375%	370,000	366,294
First Data Corp.(e)
08/15/2023	5.375%	574,000	578,668
12/01/2023	7.000%	770,000	798,560
01/15/2024	5.750%	895,000	900,628
Gartner, Inc.(e)
04/01/2025	5.125%	705,000	698,754
Informatica LLC(e)
07/15/2023	7.125%	264,000	269,260
Intel Corp.
05/11/2020	1.850%	7,178,000	7,053,354
Iron Mountain, Inc.
08/15/2024	5.750%	34,000	33,283
Iron Mountain, Inc.(e)
09/15/2027	4.875%	590,000	526,204
NCR Corp.
12/15/2023	6.375%	457,000	455,743
Oracle Corp.
09/15/2021	1.900%	6,800,000	6,530,094
07/15/2046	4.000%	2,575,000	2,320,052
11/15/2047	4.000%	2,689,000	2,420,713
PTC, Inc.
05/15/2024	6.000%	281,000	288,106
QUALCOMM, Inc.
05/20/2047	4.300%	1,615,000	1,448,831
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Qualitytech LP/QTS Finance Corp.(e)
11/15/2025	4.750%	613,000	571,579
Refinitiv US Holdings, Inc.(e)
05/15/2026	6.250%	178,000	176,817
11/15/2026	8.250%	613,000	595,899
Sensata Technologies UK Financing Co. PLC(e)
02/15/2026	6.250%	200,000	204,097
Symantec Corp.(e)
04/15/2025	5.000%	545,000	517,258
Tempo Acquisition LLC/Finance Corp.(e)
06/01/2025	6.750%	340,000	322,992
VeriSign, Inc.
05/01/2023	4.625%	382,000	382,017
Verscend Escrow Corp.(e)
08/15/2026	9.750%	205,000	205,210
Total			66,481,363
Tobacco 0.1%
BAT Capital Corp.(e)
08/15/2047	4.540%	1,430,000	1,241,303
Transportation Services 1.9%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	335,000	325,840
Avis Budget Car Rental LLC/Finance, Inc.(e)
03/15/2025	5.250%	421,000	375,796
ERAC U.S.A. Finance LLC(e)
02/15/2045	4.500%	2,860,000	2,616,274
FedEx Corp.
04/01/2046	4.550%	11,745,000	10,815,383
Hertz Corp. (The)(e)
06/01/2022	7.625%	429,000	410,745
United Parcel Service, Inc.
04/01/2021	2.050%	8,335,000	8,100,578
11/15/2047	3.750%	3,310,000	2,897,779
Total			25,542,395
Wireless 1.1%
Altice France SA(e)
05/01/2026	7.375%	1,080,000	1,034,715
02/01/2027	8.125%	303,000	300,530
America Movil SAB de CV
03/30/2020	5.000%	4,750,000	4,845,019
American Tower Corp.
07/15/2027	3.550%	3,105,000	2,857,413
SBA Communications Corp.
09/01/2024	4.875%	891,000	853,891

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc.(e)
11/15/2018	9.000%	311,000	311,671
Sprint Communications, Inc.
11/15/2022	6.000%	448,000	452,870
Sprint Corp.
09/15/2021	7.250%	624,000	652,231
06/15/2024	7.125%	316,000	323,058
02/15/2025	7.625%	322,000	334,896
03/01/2026	7.625%	742,000	771,247
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	1,101,000	1,160,459
02/01/2026	4.500%	748,000	700,793
02/01/2028	4.750%	324,000	299,700
Wind Tre SpA(e)
01/20/2026	5.000%	852,000	724,196
Total			15,622,689
Wirelines 2.0%
AT&T, Inc.
06/15/2045	4.350%	10,257,000	8,377,138
03/01/2047	5.450%	4,475,000	4,238,425
CenturyLink, Inc.
03/15/2022	5.800%	370,000	369,752
12/01/2023	6.750%	687,000	699,614
04/01/2025	5.625%	155,000	148,696
Frontier Communications Corp.
09/15/2022	10.500%	135,000	112,614
01/15/2023	7.125%	108,000	71,956
01/15/2025	6.875%	212,000	119,786
09/15/2025	11.000%	245,000	179,863
Frontier Communications Corp.(e)
04/01/2026	8.500%	238,000	221,333
Level 3 Financing, Inc.
08/15/2022	5.375%	422,000	422,002
Telecom Italia Capital SA
09/30/2034	6.000%	520,000	469,058
Telefonica Emisiones SAU
03/08/2027	4.103%	4,370,000	4,157,959
Verizon Communications, Inc.
03/15/2055	4.672%	8,472,600	7,624,654
Zayo Group LLC/Capital, Inc.(e)
01/15/2027	5.750%	781,000	765,545
Total			27,978,395
Total Corporate Bonds & Notes (Cost $1,378,885,578)			1,320,117,454

Foreign Government Obligations(h) 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.1%
Petroleos Mexicanos
06/27/2044	5.500%	334,000	257,536
09/21/2047	6.750%	666,000	571,224
Total			828,760
Total Foreign Government Obligations (Cost $968,401)			828,760

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(i),(j)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.549%	284,000	282,935
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(i),(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		161,233	162,442
8th Avenue Food & Provisions, Inc.(i),(j)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.049%	78,084	78,572
Total			241,014
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(i),(j)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.274%	112,125	112,099
Property & Casualty 0.0%
Hub International Ltd.(i),(j)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.490%	123,690	123,265
Technology 0.1%
Financial & Risk US Holdings, Inc./Refinitiv(e),(i),(j),(k)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		870,407	860,981

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Misys Ltd./Almonde/Tahoe(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.886%	138,137	137,254
Total			998,235
Total Senior Loans (Cost $1,761,531)			1,757,548

U.S. Treasury Obligations 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
09/15/2021	2.750%	14,000,000	13,929,973
02/15/2039	3.500%	6,000,000	6,162,889
Total U.S. Treasury Obligations (Cost $20,450,308)			20,092,862
Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(l),(m)	16,286,301	16,284,672
Total Money Market Funds (Cost $16,284,672)		16,284,672
Total Investments in Securities (Cost: $1,419,427,960)		1,359,107,117
Other Assets & Liabilities, Net		12,559,417
Net Assets		1,371,666,534

At October 31, 2018, securities and/or cash totaling $1,906,041 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	97	12/2018	USD	13,734,792	—	(69,884)
U.S. Treasury 2-Year Note	71	12/2018	USD	14,980,684	—	(7,876)
U.S. Treasury 5-Year Note	1,655	12/2018	USD	186,696,578	—	(1,440,151)
Total					—	(1,517,911)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(170)	12/2018	USD	(20,312,125)	—	(10,249)
U.S. Treasury Ultra 10-Year Note	(443)	12/2018	USD	(56,387,654)	1,151,651	—
U.S. Treasury Ultra 10-Year Note	(255)	12/2018	USD	(32,457,905)	—	(26,616)
U.S. Ultra Bond	(505)	12/2018	USD	(78,345,331)	4,573,967	—
Total					5,725,618	(36,865)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2018, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $229,790,421, which represents 16.75% of total net assets.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2018, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(h)	Principal and interest may not be guaranteed by the government.
(i)	The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(j)	Variable rate security. The interest rate shown was the current rate as of October 31, 2018.
(k)	Represents a security purchased on a forward commitment basis.
(l)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	70,389,494	187,772,124	(241,875,317)	16,286,301	(2,534)	2,413	785,045	16,284,672
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Financials	25,821	—	—	—	25,821
Corporate Bonds & Notes	—	1,320,107,929	9,525	—	1,320,117,454
Foreign Government Obligations	—	828,760	—	—	828,760
Senior Loans	—	1,757,548	—	—	1,757,548
U.S. Treasury Obligations	20,092,862	—	—	—	20,092,862
Money Market Funds	—	—	—	16,284,672	16,284,672
Total Investments in Securities	20,118,683	1,322,694,237	9,525	16,284,672	1,359,107,117
Investments in Derivatives
Asset
Futures Contracts	5,725,618	—	—	—	5,725,618
Liability
Futures Contracts	(1,554,776)	—	—	—	(1,554,776)
Total	24,289,525	1,322,694,237	9,525	16,284,672	1,363,277,959
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Semiannual Report 2018

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,403,143,288)	$1,342,822,445
Affiliated issuers (cost $16,284,672)	16,284,672
Margin deposits on:
Futures contracts	1,906,041
Receivable for:
Investments sold	9,878,776
Capital shares sold	4,079,570
Dividends	122,323
Interest	14,537,611
Foreign tax reclaims	87,611
Variation margin for futures contracts	1,004,469
Prepaid expenses	7,418
Trustees’ deferred compensation plan	136,639
Other assets	16,129
Total assets	1,390,883,704
Liabilities
Payable for:
Investments purchased	6,077,668
Investments purchased on a delayed delivery basis	1,029,061
Capital shares purchased	7,407,693
Distributions to shareholders	3,936,842
Variation margin for futures contracts	449,056
Management services fees	18,611
Distribution and/or service fees	523
Transfer agent fees	110,761
Compensation of chief compliance officer	42
Other expenses	50,274
Trustees’ deferred compensation plan	136,639
Total liabilities	19,217,170
Net assets applicable to outstanding capital stock	$1,371,666,534
Represented by
Paid in capital	1,437,870,245
Total distributable earnings (loss)	(66,203,711)
Total - representing net assets applicable to outstanding capital stock	$1,371,666,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	19

Statement of Assets and Liabilities  (continued)
October 31, 2018 (Unaudited)
Class A
Net assets	$58,617,608
Shares outstanding	6,057,599
Net asset value per share	$9.68
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.16
Advisor Class
Net assets	$8,009,344
Shares outstanding	828,835
Net asset value per share	$9.66
Class C
Net assets	$5,177,514
Shares outstanding	535,213
Net asset value per share	$9.67
Institutional Class
Net assets	$710,629,543
Shares outstanding	73,445,958
Net asset value per share	$9.68
Institutional 2 Class
Net assets	$1,823,646
Shares outstanding	188,752
Net asset value per share	$9.66
Institutional 3 Class
Net assets	$587,107,143
Shares outstanding	60,690,964
Net asset value per share	$9.67
Class T
Net assets	$301,736
Shares outstanding	31,193
Net asset value per share	$9.67
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.92
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$785,045
Interest	27,048,712
Total income	27,833,757
Expenses:
Management services fees	3,572,476
Distribution and/or service fees
Class A	77,856
Class C	32,061
Class T	415
Transfer agent fees
Class A	46,499
Advisor Class	6,541
Class C	4,793
Institutional Class	559,546
Institutional 2 Class	654
Institutional 3 Class	21,711
Class T	248
Compensation of board members	17,297
Custodian fees	10,069
Printing and postage fees	34,821
Registration fees	65,914
Audit fees	19,938
Legal fees	18,157
Compensation of chief compliance officer	282
Other	20,730
Total expenses	4,510,008
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(86,619)
Fees waived by distributor
Class C	(4,809)
Fees waived by transfer agent
Institutional 2 Class	(32)
Expense reduction	(1,120)
Total net expenses	4,417,428
Net investment income	23,416,329
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(7,184,065)
Investments — affiliated issuers	(2,534)
Futures contracts	(1,504,511)
Net realized loss	(8,691,110)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(25,744,945)
Investments — affiliated issuers	2,413
Futures contracts	4,728,834
Net change in unrealized appreciation (depreciation)	(21,013,698)
Net realized and unrealized loss	(29,704,808)
Net decrease in net assets resulting from operations	$(6,288,479)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	21

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment income	$23,416,329	$37,015,992
Net realized gain (loss)	(8,691,110)	13,794,705
Net change in unrealized appreciation (depreciation)	(21,013,698)	(46,564,018)
Net increase (decrease) in net assets resulting from operations	(6,288,479)	4,246,679
Distributions to shareholders
Net investment income and net realized gains
Class A	(912,454)
Advisor Class	(139,190)
Class C	(74,443)
Institutional Class	(11,910,862)
Institutional 2 Class	(30,480)
Institutional 3 Class	(10,344,235)
Class T	(4,863)
Net investment income
Class A		(1,786,467)
Advisor Class		(339,982)
Class B		(153)
Class C		(174,113)
Institutional Class		(18,361,849)
Institutional 2 Class		(53,659)
Institutional 3 Class		(16,090,918)
Class T		(11,678)
Total distributions to shareholders	(23,416,527)	(36,818,819)
Increase (decrease) in net assets from capital stock activity	(63,340,389)	259,941,438
Total increase (decrease) in net assets	(93,045,395)	227,369,298
Net assets at beginning of period	1,464,711,929	1,237,342,631
Net assets at end of period	$1,371,666,534	$1,464,711,929
Excess of distributions over net investment income	$(497,489)	$(497,291)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	329,779	3,252,070	1,314,435	13,401,483
Distributions reinvested	82,048	807,348	154,930	1,575,651
Redemptions	(758,475)	(7,464,539)	(3,155,903)	(32,210,159)
Net decrease	(346,648)	(3,405,121)	(1,686,538)	(17,233,025)
Advisor Class
Subscriptions	37,075	365,132	383,689	3,917,082
Distributions reinvested	11,421	112,208	30,317	308,553
Redemptions	(132,617)	(1,303,173)	(742,496)	(7,542,377)
Net decrease	(84,121)	(825,833)	(328,490)	(3,316,742)
Class B
Distributions reinvested	—	—	7	70
Redemptions	—	—	(5,626)	(57,200)
Net decrease	—	—	(5,619)	(57,130)
Class C
Subscriptions	28,484	278,548	66,232	674,141
Distributions reinvested	6,964	68,519	15,638	158,965
Redemptions	(295,516)	(2,913,786)	(329,534)	(3,347,445)
Net decrease	(260,068)	(2,566,719)	(247,664)	(2,514,339)
Institutional Class
Subscriptions	9,767,750	96,137,075	36,690,440	372,560,422
Distributions reinvested	797,212	7,841,113	987,118	10,014,707
Redemptions	(14,046,241)	(138,100,855)	(18,801,452)	(191,212,986)
Net increase (decrease)	(3,481,279)	(34,122,667)	18,876,106	191,362,143
Institutional 2 Class
Subscriptions	63,998	629,242	46,008	463,904
Distributions reinvested	3,087	30,319	5,256	53,363
Redemptions	(58,929)	(578,714)	(76,320)	(774,435)
Net increase (decrease)	8,156	80,847	(25,056)	(257,168)
Institutional 3 Class
Subscriptions	3,422,023	33,720,383	12,517,308	125,062,262
Distributions reinvested	1,050,375	10,329,529	1,581,157	16,063,573
Redemptions	(6,786,553)	(66,508,476)	(4,797,907)	(48,869,106)
Net increase (decrease)	(2,314,155)	(22,458,564)	9,300,558	92,256,729
Class T
Subscriptions	—	—	2	22
Distributions reinvested	480	4,718	1,122	11,423
Redemptions	(4,789)	(47,050)	(30,483)	(310,475)
Net decrease	(4,309)	(42,332)	(29,359)	(299,030)
Total net increase (decrease)	(6,482,424)	(63,340,389)	25,853,938	259,941,438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$9.88	0.15	(0.20)	(0.05)	(0.15)	—	(0.15)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—	(0.26)
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—	(0.26)
Year Ended 4/30/2016	$10.18	0.31	(0.18)	0.13	(0.31)	—	(0.31)
Year Ended 4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	—	(0.28)
Year Ended 4/30/2014	$10.67	0.29	(0.14)	0.15	(0.29)	(0.33)	(0.62)
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$9.87	0.16	(0.21)	(0.05)	(0.16)	—	(0.16)
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year Ended 4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	—	(0.28)
Year Ended 4/30/2016	$10.16	0.33	(0.17)	0.16	(0.33)	—	(0.33)
Year Ended 4/30/2015	$10.19	0.31	(0.03)	0.28	(0.31)	—	(0.31)
Year Ended 4/30/2014	$10.65	0.31	(0.13)	0.18	(0.31)	(0.33)	(0.64)
Class C
Six Months Ended 10/31/2018 (Unaudited)	$9.88	0.12	(0.21)	(0.09)	(0.12)	—	(0.12)
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	—	(0.20)
Year Ended 4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	—	(0.20)
Year Ended 4/30/2016	$10.18	0.25	(0.18)	0.07	(0.25)	—	(0.25)
Year Ended 4/30/2015	$10.20	0.22	(0.02)	0.20	(0.22)	—	(0.22)
Year Ended 4/30/2014	$10.67	0.22	(0.13)	0.09	(0.23)	(0.33)	(0.56)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$9.88	0.16	(0.20)	(0.04)	(0.16)	—	(0.16)
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	—	(0.28)
Year Ended 4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	—	(0.28)
Year Ended 4/30/2016	$10.18	0.33	(0.18)	0.15	(0.33)	—	(0.33)
Year Ended 4/30/2015	$10.20	0.31	(0.02)	0.29	(0.31)	—	(0.31)
Year Ended 4/30/2014	$10.67	0.31	(0.14)	0.17	(0.31)	(0.33)	(0.64)
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.87	0.16	(0.21)	(0.05)	(0.16)	—	(0.16)
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	—	(0.29)
Year Ended 4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	—	(0.29)
Year Ended 4/30/2016	$10.16	0.34	(0.18)	0.16	(0.34)	—	(0.34)
Year Ended 4/30/2015	$10.19	0.32	(0.03)	0.29	(0.32)	—	(0.32)
Year Ended 4/30/2014	$10.65	0.33	(0.13)	0.20	(0.33)	(0.33)	(0.66)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets(c)	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$9.68	(0.57%)	0.92% (c)	0.91% (c),(d)	2.93% (c)	24%	$58,618
Year Ended 4/30/2018	$9.88	0.22%	0.95%	0.92% (d)	2.52%	78%	$63,283
Year Ended 4/30/2017	$10.11	3.72%	0.98% (e)	0.91% (d),(e)	2.56%	76%	$81,802
Year Ended 4/30/2016	$10.00	1.38%	1.00%	0.93% (d)	3.15%	50%	$98,149
Year Ended 4/30/2015	$10.18	2.59%	0.97%	0.96% (d)	2.75%	78%	$129,902
Year Ended 4/30/2014	$10.20	1.60%	0.96%	0.96% (d)	2.80%	105%	$120,603
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$9.66	(0.55%)	0.67% (c)	0.66% (c),(d)	3.18% (c)	24%	$8,009
Year Ended 4/30/2018	$9.87	0.46%	0.70%	0.67% (d)	2.75%	78%	$9,009
Year Ended 4/30/2017	$10.10	3.98%	0.73% (e)	0.66% (d),(e)	2.81%	76%	$12,534
Year Ended 4/30/2016	$9.99	1.73%	0.75%	0.68% (d)	3.42%	50%	$15,459
Year Ended 4/30/2015	$10.16	2.74%	0.72%	0.71% (d)	3.01%	78%	$18,384
Year Ended 4/30/2014	$10.19	1.95%	0.72%	0.71% (d)	3.13%	105%	$11,454
Class C
Six Months Ended 10/31/2018 (Unaudited)	$9.67	(0.97%)	1.67% (c)	1.50% (c),(d)	2.32% (c)	24%	$5,178
Year Ended 4/30/2018	$9.88	(0.38%)	1.70%	1.52% (d)	1.92%	78%	$7,856
Year Ended 4/30/2017	$10.11	3.10%	1.73% (e)	1.51% (d),(e)	1.96%	76%	$10,543
Year Ended 4/30/2016	$10.00	0.78%	1.75%	1.53% (d)	2.55%	50%	$11,740
Year Ended 4/30/2015	$10.18	1.98%	1.72%	1.56% (d)	2.15%	78%	$15,359
Year Ended 4/30/2014	$10.20	0.99%	1.71%	1.56% (d)	2.20%	105%	$15,587
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$9.68	(0.44%)	0.67% (c)	0.66% (c),(d)	3.18% (c)	24%	$710,630
Year Ended 4/30/2018	$9.88	0.47%	0.69%	0.66% (d)	2.78%	78%	$760,048
Year Ended 4/30/2017	$10.11	3.98%	0.73% (e)	0.66% (d),(e)	2.81%	76%	$586,861
Year Ended 4/30/2016	$10.00	1.64%	0.75%	0.68% (d)	3.40%	50%	$481,013
Year Ended 4/30/2015	$10.18	2.84%	0.72%	0.71% (d)	3.01%	78%	$596,908
Year Ended 4/30/2014	$10.20	1.85%	0.71%	0.71% (d)	3.05%	105%	$462,215
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.66	(0.51%)	0.59% (c)	0.57% (c)	3.26% (c)	24%	$1,824
Year Ended 4/30/2018	$9.87	0.67%	0.59%	0.57%	2.86%	78%	$1,782
Year Ended 4/30/2017	$10.09	4.09%	0.57% (e)	0.55% (e)	2.92%	76%	$2,076
Year Ended 4/30/2016	$9.98	1.76%	0.57%	0.56%	3.53%	50%	$1,459
Year Ended 4/30/2015	$10.16	2.89%	0.57%	0.57%	3.14%	78%	$1,790
Year Ended 4/30/2014	$10.19	2.09%	0.57%	0.57%	3.17%	105%	$1,630
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.88	0.16	(0.21)	(0.05)	(0.16)	—	(0.16)
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	—	(0.30)
Year Ended 4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	—	(0.30)
Year Ended 4/30/2016	$10.18	0.35	(0.18)	0.17	(0.35)	—	(0.35)
Year Ended 4/30/2015	$10.20	0.33	(0.02)	0.31	(0.33)	—	(0.33)
Year Ended 4/30/2014	$10.66	0.33	(0.13)	0.20	(0.33)	(0.33)	(0.66)
Class T
Six Months Ended 10/31/2018 (Unaudited)	$9.88	0.15	(0.21)	(0.06)	(0.15)	—	(0.15)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	—	(0.26)
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—	(0.26)
Year Ended 4/30/2016	$10.18	0.30	(0.17)	0.13	(0.31)	—	(0.31)
Year Ended 4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	—	(0.28)
Year Ended 4/30/2014	$10.67	0.29	(0.14)	0.15	(0.29)	(0.33)	(0.62)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class T
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets(c)	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.67	(0.47%)	0.52% (c)	0.51% (c)	3.32% (c)	24%	$587,107
Year Ended 4/30/2018	$9.88	0.62%	0.53%	0.51%	2.93%	78%	$622,383
Year Ended 4/30/2017	$10.11	4.14%	0.54% (e)	0.51% (e)	2.91%	76%	$542,814
Year Ended 4/30/2016	$10.00	1.81%	0.52%	0.51%	3.60%	50%	$18,312
Year Ended 4/30/2015	$10.18	3.04%	0.52%	0.52%	3.24%	78%	$12,581
Year Ended 4/30/2014	$10.20	2.14%	0.51%	0.51%	3.30%	105%	$28
Class T
Six Months Ended 10/31/2018 (Unaudited)	$9.67	(0.67%)	0.92% (c)	0.91% (c),(d)	2.93% (c)	24%	$302
Year Ended 4/30/2018	$9.88	0.22%	0.95%	0.92% (d)	2.52%	78%	$351
Year Ended 4/30/2017	$10.11	3.71%	0.98% (e)	0.91% (d),(e)	2.60%	76%	$656
Year Ended 4/30/2016	$10.00	1.39%	1.00%	0.94% (d)	3.09%	50%	$33,250
Year Ended 4/30/2015	$10.18	2.59%	0.97%	0.96% (d)	2.75%	78%	$125,035
Year Ended 4/30/2014	$10.20	1.60%	0.96%	0.96% (d)	2.81%	105%	$132,166
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Semiannual Report 2018	27

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
28	Columbia Corporate Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Corporate Income Fund | Semiannual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
30	Columbia Corporate Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,725,618*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,554,776*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,504,511)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	4,728,834
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	200,213,319
Futures contracts — short	181,463,254

*	Based on the ending quarterly outstanding amounts for the six months ended October 31, 2018.
Columbia Corporate Income Fund | Semiannual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
32	Columbia Corporate Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Columbia Corporate Income Fund | Semiannual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended October 31, 2018 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Effective September 1, 2018 through August 31, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to Institutional 2 Class shares.
34	Columbia Corporate Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
For the six months ended October 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $1,120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	4,033
Class C	60
Columbia Corporate Income Fund | Semiannual Report 2018	35

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.92%	0.92%
Advisor Class	0.67	0.67
Class C	1.67	1.67
Institutional Class	0.67	0.67
Institutional 2 Class	0.58	0.57
Institutional 3 Class	0.53	0.51
Class T	0.92	0.92
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,419,428,000	8,948,000	(65,098,000)	(56,150,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
36	Columbia Corporate Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $333,752,558 and $330,358,825, respectively, for the six months ended October 31, 2018, of which $20,454,063 and $6,310,517, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Corporate Income Fund | Semiannual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 73.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Corporate Income Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Corporate Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Corporate Income Fund | Semiannual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the sixty-third, sixty-third and sixtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
40	Columbia Corporate Income Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Corporate Income Fund | Semiannual Report 2018	41

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
42	Columbia Corporate Income Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund | Semiannual Report 2018	43

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR136_04_H01_(12/18)

SemiAnnual Report
October 31, 2018
Multi-Manager Directional Alternative Strategies Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Directional Alternative Strategies Fund   |  Semiannual Report 2018

Multi-Manager Directional Alternative Strategies Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Multi-Manager Directional Alternative Strategies Fund (the Fund) seeks capital appreciation.
Portfolio management
Boston Partners Global Investors, Inc
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Jacques Friedman, M.S.
Wells Capital Management, Inc.
Harindra de Silva, CFA
Dennis Bein, CFA
David Krider, CFA
Average annual total returns (%) (for the period ended October 31, 2018)
	Inception	6 Months cumulative	1 Year	Life
Class A	10/17/16	-6.35	-5.59	3.35
Institutional Class*	01/03/17	-6.19	-5.42	3.59
HFRX Equity Hedge Index		-5.40	-2.99	2.95
Wilshire Liquid Alternative Equity Hedge Index		-1.54	-2.48	2.73
MSCI World Index (Net)		-2.17	1.16	11.34
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown — long positions (%) (at October 31, 2018)
Common Stocks	115.3
Limited Partnerships	0.1
Preferred Stocks	0.1
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	29.8
Total	145.3

(a)	Includes investments in Money Market Funds (amounting to $51.2 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at October 31, 2018)
Common Stocks	(45.2)
Preferred Stocks	(0.1)
Total	(45.3)
Percentages indicated are based upon total investments, net of investments sold short and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at October 31, 2018)
Communication Services	4.6
Consumer Discretionary	14.4
Consumer Staples	6.9
Energy	8.6
Financials	13.1
Health Care	9.2
Industrials	18.1
Information Technology	18.0
Materials	4.5
Real Estate	1.0
Utilities	1.6
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — short positions (%) (at October 31, 2018)
Communication Services	(6.6)
Consumer Discretionary	(10.2)
Consumer Staples	(4.5)
Energy	(14.8)
Financials	(10.4)
Health Care	(9.8)
Industrials	(12.2)
Information Technology	(13.8)
Materials	(13.4)
Real Estate	(3.1)
Utilities	(1.2)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at October 31, 2018)(a)
	Long	Short	Net
Equity Derivative Contracts	236.2	(158.7)	77.5
Foreign Currency Derivative Contracts	36.1	(13.6)	22.5
Total Notional Market Value of Derivative Contracts	272.3	(172.3)	100.0
(a) The Fund has market exposure (long and/or short) to equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	936.50	1,012.75	12.06	12.53	2.47
Institutional Class	1,000.00	1,000.00	938.10	1,014.01	10.84	11.27	2.22
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
4	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 73.3%
Issuer	Shares	Value ($)
Communication Services 3.4%
Diversified Telecommunication Services 0.4%
Elisa OYJ	376	14,970
Proximus SADP	389	9,935
Telecom Italia SpA(a)	56,767	33,383
Telenor ASA	581	10,659
Verizon Communications, Inc.(b)	17,029	972,186
Total		1,041,133
Entertainment 0.1%
21st Century Fox, Inc., Class B(b)	955	43,147
Viacom, Inc., Class B(b)	4,727	151,169
Total		194,316
Interactive Media & Services 1.4%
Alphabet, Inc., Class A(a),(b)	1,313	1,431,932
Alphabet, Inc., Class C(a)	214	230,429
Baidu, Inc., ADR(a),(b)	4,704	894,042
Kakaku.com, Inc.	21,100	382,165
Mixi, Inc.	18,800	410,779
Scout24 AG(c)	707	29,357
TripAdvisor, Inc.(a),(b)	6,471	337,398
Total		3,716,102
Media 1.4%
Comcast Corp., Class A(b)	38,758	1,478,230
Interpublic Group of Companies, Inc. (The)	23,172	536,664
Liberty Global PLC, Class C(a),(b)	31,779	795,746
Omnicom Group, Inc.	3,992	296,685
Tribune Media Co.	21,397	813,300
Total		3,920,625
Wireless Telecommunication Services 0.1%
China Mobile Ltd., ADR	6,629	308,580
NTT DoCoMo, Inc.	1,700	42,158
Total		350,738
Total Communication Services		9,222,914
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 10.5%
Auto Components 0.3%
Lear Corp.	4,057	539,175
Linamar Corp	4,824	199,747
Total		738,922
Automobiles 0.1%
Peugeot SA	17,714	421,941
Diversified Consumer Services 0.1%
frontdoor, Inc.(a)	4,646	158,196
Hotels, Restaurants & Leisure 2.0%
Autogrill SpA	19,151	188,607
Darden Restaurants, Inc.(b)	18,247	1,944,218
Flight Centre Travel Group Ltd.	1,122	37,011
Genting Singapore Ltd.	688,400	438,074
GVC Holdings PLC	31,134	372,884
Las Vegas Sands Corp.	11,246	573,883
Melco Resorts & Entertainment Ltd., ADR	14,222	236,512
Restaurant Brands International Inc	224	12,272
Six Flags Entertainment Corp.	8,191	441,167
Stars Group, Inc. (The)(a)	594	12,354
TUI AG	2,604	43,236
Unibet Group PLC	23,497	250,655
Wyndham Destinations, Inc.	12,917	463,462
Wyndham Hotels & Resorts, Inc.	8,542	421,035
Total		5,435,370
Household Durables 0.5%
Electrolux AB, Class B	1,618	33,629
Persimmon PLC	18,315	537,031
Sony Corp.	12,400	671,047
Total		1,241,707
Internet & Direct Marketing Retail 2.1%
Amazon.com, Inc.(a),(b)	23	36,754
Booking Holdings, Inc.(a),(b)	512	959,785
Delivery Hero SE(a),(c)	532	21,476
eBay, Inc.(a),(b)	84,184	2,443,861
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Rakuten, Inc.	265,100	1,793,133
Start Today Co., Ltd.	22,400	537,467
Total		5,792,476
Leisure Products 0.1%
BRP, Inc.	3,029	121,855
Sankyo Co., Ltd.	1,100	41,999
Total		163,854
Multiline Retail 1.2%
Canadian Tire Corp., Ltd., Class A	335	37,698
Dollar Tree, Inc.(a)	4,415	372,184
Dollarama, Inc.	10,389	287,336
Kohl’s Corp.(b)	14,700	1,113,231
Macy’s, Inc.(b)	32,188	1,103,726
Nordstrom, Inc.	6,667	438,489
Total		3,352,664
Specialty Retail 1.3%
Best Buy Co., Inc.(b)	15,153	1,063,134
Gap, Inc. (The)(b)	49,715	1,357,219
Lowe’s Companies, Inc.	6,122	582,937
Yamada Denki Co., Ltd.	98,800	465,877
Total		3,469,167
Textiles, Apparel & Luxury Goods 2.8%
Hugo Boss AG	3,752	268,496
Li & Fung Ltd.	316,000	62,714
lululemon athletica, Inc.(a),(b)	10,456	1,471,473
Michael Kors Holdings Ltd.(a),(b)	19,891	1,102,160
Moncler SpA	1,790	62,243
Pandora A/S	26,368	1,649,676
Ralph Lauren Corp.(b)	9,470	1,227,407
Swatch Group AG (The)	419	141,781
Swatch Group AG (The), Registered Shares	4,196	280,178
Tapestry, Inc.(b)	30,380	1,285,378
Yue Yuen Industrial Holdings Ltd.	14,500	39,814
Total		7,591,320
Total Consumer Discretionary		28,365,617
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.1%
Beverages 2.1%
AmBev SA, ADR	118,824	514,508
Anheuser-Busch InBev SA/NV	4,924	364,277
Asahi Group Holdings Ltd.	10,700	470,212
Carlsberg A/S, Class B	167	18,422
Coca-Cola Amatil Ltd.	14,802	104,172
Coca-Cola European Partners PLC(b)	71,708	3,261,997
Heineken Holding NV	7,253	628,456
PepsiCo, Inc.	1,578	177,336
Total		5,539,380
Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., Class B	276	13,181
Axfood AB	1,799	32,093
Empire Co., Ltd., Class A	50,259	914,355
Kesko OYJ, Class B	608	35,548
Koninklijke Ahold Delhaize NV	5,469	125,314
Total		1,120,491
Food Products 0.9%
a2 Milk Co., Ltd.(a)	6,002	41,184
Archer-Daniels-Midland Co.(b)	9,465	447,221
Chocoladefabriken Lindt & Spruengli AG	51	351,934
Leroy Seafood Group ASA	42,196	388,833
Nomad Foods Ltd.(a)	41,249	787,856
Orkla	5,530	47,718
SalMar ASA	7,968	420,622
Suedzucker AG	3,929	60,745
Total		2,546,113
Personal Products 0.7%
Estee Lauder Companies, Inc. (The), Class A(b)	14,088	1,936,255
Pola Orbis Holdings, Inc.	1,500	40,071
Total		1,976,326

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.0%
Altria Group, Inc.	18,494	1,202,850
British American Tobacco PLC	11,348	492,228
Imperial Brands PLC	22,643	767,839
Swedish Match AB	1,820	92,738
Total		2,555,655
Total Consumer Staples		13,737,965
Energy 6.2%
Energy Equipment & Services 0.5%
Apergy Corp.(a)	7,852	306,149
Cactus, Inc., Class A(a)	13,638	456,328
Superior Energy Services, Inc.(a)	46,151	361,362
TechnipFMC PLC	9,936	261,317
Total		1,385,156
Oil, Gas & Consumable Fuels 5.7%
Anadarko Petroleum Corp.	5,869	312,231
Caltex Australia Ltd.	38,370	767,738
Chevron Corp.	5,212	581,920
Cimarex Energy Co.	6,225	494,701
ConocoPhillips	6,788	474,481
Energen Corp.(a)	7,089	510,195
Enerplus Corp.	49,965	464,941
ENI SpA	23,325	414,938
EQT Corp.	13,518	459,206
HollyFrontier Corp.(b)	16,138	1,088,347
Hurricane Energy PLC(a)	335,512	196,843
JXTG Holdings, Inc.	204,200	1,379,776
Kosmos Energy Ltd.(a)	23,873	154,936
Marathon Oil Corp.	26,053	494,746
Marathon Petroleum Corp.	11,194	788,617
Neste OYJ	12,061	993,967
Noble Energy, Inc.	13,360	331,996
Parsley Energy, Inc., Class A(a)	9,713	227,478
Phillips 66(b)	17,481	1,797,396
Pioneer Natural Resources Co.(b)	5,120	754,022
Repsol SA	44,240	792,966
Royal Dutch Shell PLC, Class B	5,479	179,634
Showa Shell Sekiyu KK	40,200	767,264
Common Stocks (continued)
Issuer	Shares	Value ($)
Snam SpA	6,494	26,877
Statoil ASA	9,078	236,163
Targa Resources Corp.	3,464	178,985
Total SA, ADR	9,136	535,370
Tourmaline Oil Corp.	738	10,764
Total		15,416,498
Total Energy		16,801,654
Financials 9.6%
Banks 3.3%
Banca Popolare dell’Emilia Romagna SC	11,025	41,933
Bank of America Corp.(b)	41,024	1,128,160
Bank of Ireland Group PLC	29,749	211,101
Bank of Montreal	137	10,243
BB&T Corp.	6,426	315,902
Canadian Imperial Bank of Commerce	376	32,469
Citigroup, Inc.(b)	16,778	1,098,288
Citizens Financial Group, Inc.	6,643	248,116
DNB ASA	12,689	229,627
East West Bancorp, Inc.	6,021	315,741
Fifth Third Bancorp	11,584	312,652
Huntington Bancshares, Inc.	45,317	649,393
JPMorgan Chase & Co.(b)	10,720	1,168,694
KeyCorp	34,478	626,121
Lloyds Banking Group PLC	425,710	311,358
National Bank of Canada	353	16,024
Regions Financial Corp.	31,074	527,326
Sumitomo Mitsui Financial Group, Inc.	5,600	218,037
SunTrust Banks, Inc.	5,462	342,249
Toronto-Dominion Bank (The)	282	15,644
UniCredit SpA	1,377	17,649
United Overseas Bank Ltd.	13,000	229,846
Wells Fargo & Co.(b)	15,395	819,476
Total		8,886,049
Capital Markets 1.2%
CI Financial Corp.	39,100	578,280
GAM Holding AG	6,438	37,395
Goldman Sachs Group, Inc. (The)	1,690	380,875
Moody’s Corp.	2,491	362,391
Morgan Stanley	6,564	299,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Raymond James Financial, Inc.	4,679	358,833
S&P Global, Inc.	2,457	447,960
State Street Corp.	3,030	208,312
TD Ameritrade Holding Corp.	13,169	681,101
Total		3,354,859
Consumer Finance 1.0%
American Express Co.	2,761	283,638
Capital One Financial Corp.	2,802	250,219
Discover Financial Services	12,772	889,825
Navient Corp.	19,611	227,095
SLM Corp.(a)	48,543	492,226
Synchrony Financial	17,933	517,905
Total		2,660,908
Diversified Financial Services 0.5%
Berkshire Hathaway, Inc., Class B(a)	3,546	727,923
First Pacific Co., Ltd.	86,000	38,486
Jefferies Financial Group, Inc.(b)	22,868	490,976
Voya Financial, Inc.(b)	2,657	116,270
Total		1,373,655
Insurance 2.8%
Aegon NV	1,738	10,685
Ageas	673	33,700
Alleghany Corp.	783	470,333
Allianz SE, Registered Shares	922	192,611
Allstate Corp. (The)	7,322	700,862
American International Group, Inc.	9,653	398,572
Aon PLC	3,277	511,802
ASR Nederland NV	16,792	763,822
Aviva PLC	78,923	432,268
Baloise Holding AG, Registered Shares	143	20,474
Chubb Ltd.	4,791	598,444
Everest Re Group Ltd.	1,385	301,736
Fairfax Financial Holdings Ltd.	47	22,839
Hannover Rueckversicherung AG	158	21,314
Intact Financial Corp.	203	16,039
Marsh & McLennan Companies, Inc.	5,877	498,076
Medibank Pvt Ltd.	21,696	43,018
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	77	16,566
Common Stocks (continued)
Issuer	Shares	Value ($)
NN Group NV	303	13,041
Poste Italiane SpA	2,272	16,341
Power Corp. of Canada	72,300	1,492,737
Sun Life Financial, Inc.	415	15,198
Swiss Life Holding AG, Registered Shares	152	57,380
Swiss Re AG	4,163	375,978
Talanx AG	2,490	89,178
Travelers Companies, Inc. (The)	2,813	351,991
Unipol Gruppo SpA	4,653	18,752
Zurich Insurance Group AG	417	129,677
Total		7,613,434
Mortgage Real Estate Investment Trusts (REITS) 0.8%
AGNC Investment Corp.(b)	81,603	1,455,797
Annaly Capital Management Inc(b)	67,654	667,745
Total		2,123,542
Total Financials		26,012,447
Health Care 6.8%
Biotechnology 1.3%
AbbVie, Inc.(b)	12,660	985,581
Amgen, Inc.(b)	3,511	676,886
Biogen, Inc.(a)	2,486	756,415
Galapagos NV(a)	95	9,760
Gilead Sciences, Inc.(b)	10,969	747,867
Swedish Orphan Biovitrum AB(a)	5,801	118,414
United Therapeutics Corp.(a),(b)	3,097	343,333
Total		3,638,256
Health Care Equipment & Supplies 1.1%
Abbott Laboratories	3,716	256,181
Coloplast A/S, Class B	588	54,900
DiaSorin SpA	2,248	213,371
Elekta AB, Class B	5,562	70,534
GN Store Nord	13,301	564,801
IDEXX Laboratories, Inc.(a),(b)	372	78,909
Sonova Holding AG	314	51,302
Varian Medical Systems, Inc.(a),(b)	12,535	1,496,303
William Demant Holding AS(a)	1,954	64,314
Total		2,850,615

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.9%
Alfresa Holdings Corp.	4,200	112,021
Anthem, Inc.	2,743	755,889
Cardinal Health, Inc.	5,382	272,329
CIGNA Corp.(b)	4,214	900,995
CVS Health Corp.	9,692	701,604
Express Scripts Holding Co.(a),(b)	466	45,188
Fresenius SE & Co. KGaA	3,839	244,719
Laboratory Corp. of America Holdings(a)	3,116	500,274
McKesson Corp.	3,911	487,936
Medipal Holdings Corp.	2,300	49,234
Suzuken Co., Ltd.	1,000	50,616
UnitedHealth Group, Inc.	2,272	593,787
Universal Health Services, Inc., Class B	3,452	419,625
Total		5,134,217
Life Sciences Tools & Services 0.5%
ICON PLC(a)	2,126	293,558
IQVIA Holdings, Inc.(a)	4,393	540,031
Waters Corp.(a)	2,136	405,178
Total		1,238,767
Pharmaceuticals 2.0%
Astellas Pharma, Inc.	2,800	43,261
Aurora Cannabis, Inc.(a)	15,458	104,975
H Lundbeck A/S	3,054	142,618
Jazz Pharmaceuticals PLC(a)	2,407	382,280
Johnson & Johnson(b)	13,908	1,946,981
Merck & Co., Inc.(b)	6,733	495,616
Novartis AG, ADR	8,881	776,732
Novo Nordisk A/S, Class B	11,949	516,824
Pfizer, Inc.	18,565	799,409
Roche Holding AG, Genusschein Shares	1,372	333,890
Total		5,542,586
Total Health Care		18,404,441
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 13.3%
Aerospace & Defense 2.5%
Boeing Co. (The)	2,861	1,015,254
CAE, Inc.	6,700	118,177
Curtiss-Wright Corp.	2,896	316,996
Huntington Ingalls Industries, Inc.(b)	2,317	506,218
Lockheed Martin Corp.(b)	2,843	835,416
Raytheon Co.(b)	11,116	1,945,745
Spirit AeroSystems Holdings, Inc., Class A(b)	14,429	1,212,180
Textron, Inc.	2,204	118,201
United Technologies Corp.	5,454	677,441
Total		6,745,628
Air Freight & Logistics 1.0%
bpost SA	8,632	131,110
Expeditors International of Washington, Inc.(b)	27,866	1,872,038
United Parcel Service, Inc., Class B	7,225	769,752
Total		2,772,900
Airlines 1.6%
Air Canada(a)	82,019	1,556,333
Copa Holdings SA, Class A	3,708	268,570
Delta Air Lines, Inc.	7,079	387,434
Deutsche Lufthansa AG, Registered Shares	65,600	1,319,601
easyJet	36,888	565,803
Southwest Airlines Co.	4,838	237,546
Total		4,335,287
Building Products 0.4%
Masco Corp.	18,408	552,240
Owens Corning	12,007	567,571
Rockwool International A/S, Class B	129	44,104
Total		1,163,915
Commercial Services & Supplies 0.4%
KAR Auction Services, Inc.	17,286	984,265
Construction & Engineering —%
WSP Global, Inc.	562	28,056
Electrical Equipment 1.3%
ABB Ltd., ADR	23,924	479,915
AMETEK, Inc.	11,766	789,263
Eaton Corp. PLC	9,003	645,245

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
EnerSys	6,718	534,551
GrafTech International Ltd.	38,635	690,794
Signify NV	15,510	382,970
Total		3,522,738
Industrial Conglomerates 0.1%
Rheinmetall AG	3,665	317,730
Machinery 1.4%
Caterpillar, Inc.	3,404	412,973
Cummins, Inc.	3,321	453,947
Dover Corp.	6,867	568,862
Georg Fischer AG, Registered Shares	17	15,824
ITT, Inc.	14,081	711,091
PACCAR, Inc.	5,089	291,142
Parker-Hannifin Corp.	4,596	696,891
Sandvik AB	684	10,831
Timken Co. (The)	10,936	432,519
Weichai Power Co., Ltd., Class H	199,000	196,732
Yangzijiang Shipbuilding Holdings Ltd.	74,500	66,802
Total		3,857,614
Professional Services 2.1%
Adecco Group AG, Registered Shares	33,285	1,630,623
Dun & Bradstreet Corp. (The)	3,970	564,852
Hays PLC	180,700	379,485
ManpowerGroup, Inc.(b)	16,345	1,246,960
Persol Holdings Co., Ltd.	2,000	37,943
Randstad Holding NV	2,952	148,957
Robert Half International, Inc.(b)	22,716	1,374,999
Teleperformance SA	2,208	364,130
Wolters Kluwer NV	198	11,249
Total		5,759,198
Road & Rail 1.7%
Aurizon Holdings Ltd.	38,946	116,033
Canadian Pacific Railway Ltd.	78	15,996
ComfortDelGro Corp., Ltd.	8,500	13,840
DSV A/S	19,052	1,531,819
Kyushu Railway Co.	1,500	46,065
Nippon Express Co., Ltd.	1,600	100,974
Norfolk Southern Corp.(b)	3,924	658,565
Common Stocks (continued)
Issuer	Shares	Value ($)
Old Dominion Freight Line, Inc.(b)	8,835	1,152,261
Union Pacific Corp.	6,285	918,993
West Japan Railway Co.	700	47,080
Total		4,601,626
Trading Companies & Distributors 0.7%
Air Lease Corp.	4,312	164,287
Finning International, Inc.	944	19,605
HD Supply Holdings, Inc.(a)	18,216	684,375
Marubeni Corp.	5,500	44,598
Mitsui & Co., Ltd.	20,900	349,210
Sumitomo Corp.	16,400	248,734
WESCO International, Inc.(a)	5,073	254,563
Total		1,765,372
Transportation Infrastructure 0.1%
Atlantia SpA	5,261	105,830
Kamigumi Co., Ltd.	2,200	45,396
Total		151,226
Total Industrials		36,005,555
Information Technology 13.2%
Communications Equipment 1.8%
Cisco Systems, Inc.(b)	73,355	3,355,991
F5 Networks, Inc.(a),(b)	8,981	1,574,190
Motorola Solutions, Inc.(b)	357	43,754
Total		4,973,935
Electronic Equipment, Instruments & Components 1.2%
Arrow Electronics, Inc.(a),(b)	12,270	830,802
Avnet, Inc.(b)	12,465	499,472
Belden, Inc.	8,715	471,046
CDW Corp.	4,755	427,997
Flex Ltd.(a),(b)	53,897	423,630
Jabil, Inc.	6,227	153,994
TE Connectivity Ltd.(b)	6,852	516,778
Total		3,323,719
IT Services 4.2%
Alliance Data Systems Corp.	1,081	222,881
Amdocs Ltd.	7,642	483,509
AtoS	2,869	246,253
Broadridge Financial Solutions, Inc.(b)	16,017	1,873,028

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Capgemini SE	7,010	857,507
CGI Group, Inc., Class A(a)	25,118	1,551,212
DXC Technology Co.(b)	31,541	2,297,131
Equiniti Group PLC(c)	31,676	87,252
Leidos Holdings, Inc.(b)	14,352	929,723
Otsuka Corp.	15,500	514,117
Paychex, Inc.(b)	21,008	1,375,814
Western Union Co. (The)(b)	21,547	388,708
Wirecard AG	2,179	408,215
Total		11,235,350
Semiconductors & Semiconductor Equipment 1.4%
Broadcom, Inc.	1,390	310,651
KLA-Tencor Corp.(b)	14,270	1,306,276
Marvell Technology Group Ltd.	44,873	736,366
Maxim Integrated Products, Inc.(b)	881	44,068
ON Semiconductor Corp.(a)	25,429	432,293
Qorvo, Inc.(a)	2,358	173,337
Teladoc Health, Inc.	2,705	116,394
Tokyo Electron Ltd.	500	67,474
Versum Materials, Inc.	14,661	462,701
Total		3,649,560
Software 3.1%
CDK Global, Inc.	8,878	508,177
Citrix Systems, Inc.(a),(b)	9,737	997,750
Constellation Software, Inc.	1,400	963,511
Fortinet, Inc.(a),(b)	17,669	1,452,038
Intuit, Inc.(b)	206	43,466
Micro Focus International PLC, ADR(b)	8,890	136,373
Microsoft Corp.(b)	19,218	2,052,675
Oracle Corp.(b)	23,672	1,156,140
Software AG	7,432	333,263
Temenos Group AG	5,703	784,258
Total		8,427,651
Technology Hardware, Storage & Peripherals 1.5%
Brother Industries Ltd.	2,400	43,924
Hewlett Packard Enterprise Co.	45,622	695,735
HP, Inc.	29,492	711,937
Konica Minolta, Inc.	21,900	216,775
Common Stocks (continued)
Issuer	Shares	Value ($)
NetApp, Inc.(b)	23,545	1,848,047
Xerox Corp.	23,483	654,471
Total		4,170,889
Total Information Technology		35,781,104
Materials 3.3%
Chemicals 1.9%
Celanese Corp., Class A	2,733	264,937
Covestro AG	27,872	1,803,235
FMC Corp.	4,090	319,347
LyondellBasell Industries NV, Class A(b)	419	37,404
Methanex Corp.	6,954	450,324
Mexichem SAB de CV	62,500	163,471
Mosaic Co. (The)	24,410	755,245
Nutrien Ltd.	12,652	669,670
Trinseo SA	11,082	597,098
Total		5,060,731
Construction Materials 0.2%
Cemex SAB de CV, ADR(a)	71,431	360,012
CRH PLC	10,891	327,002
Total		687,014
Containers & Packaging 0.5%
Graphic Packaging Holding Co.	62,674	690,041
WestRock Co.	13,812	593,501
Total		1,283,542
Metals & Mining 0.3%
Boliden AB	19,549	446,793
Kinross Gold Corp.(a)	6,027	15,658
Lundin Mining Corp.	3,617	14,864
Rio Tinto PLC, ADR	4,169	205,490
Salzgitter AG	1,164	46,645
SSAB AB, Class A	3,306	13,204
Stornoway Diamond Corp.(a)	460,498	94,447
Total		837,101

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.4%
Holmen AB, Class B	4,136	94,777
UPM-Kymmene OYJ	403	12,968
West Fraser Timber Co., Ltd.	19,987	1,004,171
Total		1,111,916
Total Materials		8,980,304
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.4%
Retail Properties of America, Inc., Class A	13,496	165,596
RioCan Real Estate Investment Trust	15,400	280,755
SL Green Realty Corp.	3,994	364,492
Smart Real Estate Investment Trust	18,400	420,428
Total		1,231,271
Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.(b)	5,408	715,262
Kerry Properties Ltd.	20,500	64,540
Total		779,802
Total Real Estate		2,011,073
Utilities 1.2%
Electric Utilities 0.9%
Entergy Corp.(b)	27,814	2,334,985
Fortum OYJ	455	9,583
Ørsted A/S	1,219	77,450
Pinnacle West Capital Corp.(b)	569	46,800
Total		2,468,818
Multi-Utilities 0.3%
A2A SpA	384,633	620,590
Atco Ltd., Class I	3,842	112,011
Total		732,601
Total Utilities		3,201,419
Total Common Stocks (Cost $191,546,244)		198,524,493

Limited Partnerships 0.1%
Issuer	Shares	Value ($)
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Viper Energy Partners LP	6,592	237,048
Total Energy		237,048
Total Limited Partnerships (Cost $126,850)		237,048

Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Automobiles 0.1%
BMW AG	2,641	199,522
Total Consumer Discretionary		199,522
Total Preferred Stocks (Cost $226,496)		199,522

Money Market Funds 18.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(d),(e)	51,234,911	51,229,787
Total Money Market Funds (Cost $51,229,787)		51,229,787
Total Investments (Cost $243,129,377)		250,190,850

Investments in securities sold short

Common Stocks (28.7)%
Issuer	Shares	Value ($)
Communication Services (1.9)%
Diversified Telecommunication Services (0.3)%
Cogent Communications Group	(9,536)	(495,681)
Iliad SA	(370)	(42,851)
Singapore Telecommunications Ltd.	(6,200)	(14,162)
Telefonica SA	(7,656)	(62,765)
Telefonica SA, ADR	(18,313)	(150,350)
Zayo Group Holdings, Inc.(a)	(1,302)	(38,904)
Total		(804,713)
Entertainment (0.6)%
Live Nation Entertainment, Inc.(a)	(28,198)	(1,474,755)
Interactive Media & Services (0.1)%
TripAdvisor, Inc.(a)	(6,704)	(349,546)

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Media (0.8)%
Altice Europe NV, Class A(a)	(64,798)	(154,640)
Charter Communications, Inc., Class A(a)	(1,367)	(437,946)
Discovery, Inc., Class C(a)	(6,227)	(182,513)
Liberty Global PLC(a)	(1,763)	(44,146)
Meredith Corp.	(5,483)	(282,704)
Pearson PLC	(49,753)	(571,458)
Schibsted ASA, Class A	(9,832)	(340,687)
Telenet Group Holding NV	(2,927)	(142,159)
Total		(2,156,253)
Wireless Telecommunication Services (0.1)%
1&1 Drillisch AG	(1,732)	(77,371)
Millicom International Cellular SA, SDR	(4,359)	(246,265)
Tele2 AB, Class B	(1,218)	(13,842)
Total		(337,478)
Total Communication Services		(5,122,745)
Consumer Discretionary (2.9)%
Auto Components (0.1)%
Brembo SpA	(26,405)	(292,497)
Continental AG	(95)	(15,704)
Pirelli & C SpA(a),(c)	(3,220)	(23,685)
Total		(331,886)
Automobiles (0.2)%
Daimler AG, Registered Shares	(577)	(34,219)
Ferrari NV	(320)	(37,514)
Tesla, Inc.(a)	(1,188)	(400,736)
Total		(472,469)
Distributors (0.1)%
LKQ Corp.(a)	(15,235)	(415,458)
Diversified Consumer Services (0.1)%
Chegg, Inc.(a)	(13,369)	(364,706)
Hotels, Restaurants & Leisure (0.7)%
Chipotle Mexican Grill, Inc.(a)	(461)	(212,212)
Cracker Barrel Old Country Store, Inc.	(1,855)	(294,351)
Jack in the Box, Inc.	(2,120)	(167,332)
Norwegian Cruise Line Holdings Ltd.(a)	(4,477)	(197,301)
Seaworld Entertainment, Inc.(a)	(7,518)	(196,370)
Shake Shack, Inc., Class A(a)	(3,964)	(209,656)

Common Stocks (continued)
Issuer	Shares	Value ($)
Sodexo SA	(2,119)	(216,296)
Texas Roadhouse, Inc.	(4,745)	(286,883)
Total		(1,780,401)
Household Durables (0.4)%
Leggett & Platt, Inc.	(4,503)	(163,504)
Newell Rubbermaid, Inc.	(46,366)	(736,292)
Whirlpool Corp.	(1,417)	(155,530)
Total		(1,055,326)
Internet & Direct Marketing Retail (0.5)%
Just Eat PLC(a)	(16,997)	(132,005)
MercadoLibre Inc	(1,521)	(493,564)
Ocado Group PLC(a)	(19,720)	(215,563)
Wayfair, Inc., Class A(a)	(1,837)	(202,603)
Zalando SE(a)	(9,906)	(383,725)
Total		(1,427,460)
Leisure Products (0.2)%
Amer Sports Oyj	(12,678)	(471,430)
Mattel, Inc.(a)	(9,303)	(126,335)
Total		(597,765)
Multiline Retail (0.1)%
Canadian Tire Corp Ltd., Class A	(1,405)	(158,105)
Specialty Retail (0.4)%
CarMax, Inc.(a)	(3,652)	(248,007)
Carvana Co.(a)	(10,989)	(425,824)
CECONOMY AG	(5,997)	(30,688)
Fielmann AG	(1,189)	(73,868)
National Vision Holdings, Inc.(a)	(4,904)	(203,173)
Total		(981,560)
Textiles, Apparel & Luxury Goods (0.1)%
Puma SE	(32)	(16,455)
Under Armour, Inc., Class A(a)	(16,463)	(363,997)
Total		(380,452)
Total Consumer Discretionary		(7,965,588)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples (1.3)%
Beverages (0.2)%
Anheuser-Busch InBev SA/NV	(121)	(8,928)
National Beverage Corp.(a)	(2,673)	(247,119)
Treasury Wine Estates Ltd.	(19,176)	(206,402)
Total		(462,449)
Food & Staples Retailing (0.2)%
Casey’s General Stores, Inc.	(3,433)	(432,936)
Food Products (0.8)%
B&G Foods, Inc.	(8,704)	(226,652)
Calbee, Inc.	(9,100)	(301,913)
Cal-Maine Foods, Inc.	(4,415)	(214,878)
Campbell Soup Co.	(5,940)	(222,215)
General Mills, Inc.	(5,551)	(243,134)
Hain Celestial Group, Inc. (The)(a)	(8,359)	(207,972)
Hormel Foods Corp.	(7,850)	(342,574)
Lancaster Colony Corp.	(1,765)	(302,486)
Nissin Foods Holdings Co., Ltd.	(3,000)	(193,438)
Total		(2,255,262)
Household Products (0.0)%
Kimberly-Clark de Mexico SAB de SV, Class A	(83,900)	(120,894)
Personal Products (0.1)%
Coty, Inc., Class A	(21,115)	(222,763)
Total Consumer Staples		(3,494,304)
Energy (4.3)%
Energy Equipment & Services (1.1)%
Baker Hughes, a GE Co.	(1,387)	(37,019)
Core Laboratories NV	(1,975)	(168,349)
Helmerich & Payne	(7,075)	(440,702)
John Wood Group PLC	(5,063)	(46,220)
National Oilwell Varco, Inc.	(5,194)	(191,139)
SBM Offshore NV	(6,348)	(109,864)
Tenaris SA	(139,211)	(2,071,092)
Total		(3,064,385)

Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels (3.2)%
Apache Corp.	(20,886)	(790,117)
Cameco Corp.	(40,182)	(430,374)
Cenovus Energy, Inc.	(50,794)	(429,717)
Cenovus Energy, Inc.	(9,832)	(83,200)
Centennial Resource Development, Inc.(a)	(10,363)	(198,555)
Cheniere Energy, Inc.(a)	(12,545)	(757,843)
Cimarex Energy Co.	(451)	(35,841)
Concho Resources, Inc.(a)	(420)	(58,418)
Continental Resources, Inc.(a)	(4,861)	(256,077)
Devon Energy Corporation	(32,629)	(1,057,180)
Enbridge, Inc.	(17,494)	(545,105)
EQT Corp.	(15,679)	(532,616)
Hess Corp.	(4,049)	(232,413)
Imperial Oil Ltd.	(7,025)	(219,430)
Keyera Corp.	(16,472)	(410,408)
Koninklijke Vopak NV	(7,262)	(329,012)
Matador Resources Co.(a)	(8,956)	(258,291)
Murphy Oil Corp.	(12,882)	(410,421)
Oasis Petroleum, Inc.(a)	(30,945)	(311,307)
Peyto Exploration & Development Corp.	(18,352)	(149,721)
PrairieSky Royalty, Ltd.	(21,823)	(331,543)
Seven Generations Energy Ltd., Class A(a)	(2,398)	(25,702)
Targa Resources Corp.	(2,337)	(120,753)
TransCanada Corp.	(4,522)	(170,570)
TransCanada Corp.	(3,545)	(133,673)
Williams Companies, Inc. (The)	(9,457)	(230,089)
Total		(8,508,376)
Total Energy		(11,572,761)
Financials (3.0)%
Banks (1.8)%
Aozora Bank Ltd.	(5,000)	(172,532)
Banco Bilbao Vizcaya Argentaria SA	(21,176)	(117,167)
Banco BPM SpA(a)	(19,555)	(36,790)
Bankinter SA	(19,684)	(161,506)
Canadian Western Bank	(9,942)	(231,246)
Commonwealth Bank of Australia	(2,708)	(133,155)
Community Bank System, Inc.	(6,138)	(358,398)
Cullen/Frost Bankers, Inc.	(1,091)	(106,831)

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
CVB Financial Corp.	(13,515)	(295,303)
First Financial Bankshares, Inc.	(13,911)	(820,610)
First Republic Bank	(2,407)	(219,013)
Glacier Bancorp, Inc.	(7,631)	(323,554)
ICICI Bank Ltd., ADR	(15,733)	(149,306)
Independent Bank Corp.	(2,047)	(160,587)
Intesa Sanpaolo	(4,392)	(9,715)
Investors Bancorp, Inc.	(10,564)	(118,106)
Metro Bank PLC(a)	(4,369)	(124,198)
Prosperity Bancshares, Inc.	(2,480)	(161,274)
Trustmark Corp.	(8,569)	(263,925)
UMB Financial Corp.	(1,607)	(102,607)
Unione di Banche Italiane SpA	(23,602)	(72,179)
United Bankshares, Inc.	(6,208)	(205,919)
Westamerica Bancorporation	(8,725)	(507,882)
Total		(4,851,803)
Capital Markets (0.8)%
China International Capital Corp., Ltd., Class H(c)	(75,600)	(124,524)
Cohen & Steers, Inc.	(2,435)	(93,480)
Credit Suisse Group AG, Registered Shares	(39,224)	(514,860)
Deutsche Bank AG	(61,155)	(599,231)
Factset Research Systems, Inc.	(957)	(214,138)
MarketAxess Holdings, Inc.	(1,929)	(404,454)
WisdomTree Investments, Inc.	(14,008)	(108,842)
Total		(2,059,529)
Consumer Finance (0.1)%
Acom Co., Ltd.	(32,200)	(118,525)
LendingClub Corp.(a)	(32,869)	(106,167)
Total		(224,692)
Diversified Financial Services (0.0)%
Element Fleet Management Corp.	(14,682)	(86,433)
Onex Corp.	(185)	(12,163)
Total		(98,596)

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance (0.3)%
Brighthouse Financial, Inc.(a)	(5,605)	(222,126)
Mercury General Corp.	(4,839)	(287,001)
RLI Corp.	(2,836)	(209,666)
Trupanion, Inc.(a)	(5,659)	(142,946)
Total		(861,739)
Total Financials		(8,096,359)
Health Care (2.8)%
Biotechnology (1.6)%
Alkermes PLC(a)	(2,674)	(109,179)
Alnylam Pharmaceuticals, Inc.(a)	(5,912)	(475,502)
Biomarin Pharmaceutical, Inc.(a)	(13,109)	(1,208,257)
Genmab A/S(a)	(3,798)	(520,323)
Incyte Corp., Ltd.(a)	(18,376)	(1,191,132)
Seattle Genetics, Inc.(a)	(16,017)	(899,034)
Total		(4,403,427)
Health Care Equipment & Supplies (0.4)%
ConvaTec Group PLC(c)	(2)	(4)
DENTSPLY SIRONA, Inc.	(9,188)	(318,181)
Getinge AB	(3,694)	(36,290)
Glaukos Corp.(a)	(4,044)	(234,309)
Insulet Corp.(a)	(2,679)	(236,315)
Koninklijke Philips NV	(2,110)	(78,675)
Wright Medical Group NV(a)	(9,782)	(263,918)
Total		(1,167,692)
Health Care Providers & Services (0.1)%
Select Medical Holdings Corp.(a)	(9,227)	(152,984)
Health Care Technology (0.3)%
Inovalon Holdings, Inc.(a)	(14,430)	(135,786)
Medidata Solutions, Inc.(a)	(7,261)	(510,448)
Total		(646,234)
Life Sciences Tools & Services (0.0)%
Lonza Group AG, Registered Shares	(329)	(103,455)
Pharmaceuticals (0.4)%
Bausch Health Companies, Inc.(a)	(821)	(18,784)
Nektar Therapeutics(a)	(14,560)	(563,181)
Orion Oyj, Class B	(430)	(14,806)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Recordati SpA	(456)	(15,453)
Vifor Pharma AG	(2,596)	(375,166)
Total		(987,390)
Total Health Care		(7,461,182)
Industrials (3.5)%
Aerospace & Defense (0.6)%
Bombardier, Inc., Class B(a)	(164,553)	(398,742)
Leonardo SpA	(6,984)	(75,861)
Saab AB, Class B	(339)	(13,284)
TransDigm Group, Inc.(a)	(2,402)	(793,261)
Wesco Aircraft Holdings, Inc.(a)	(23,210)	(236,278)
Total		(1,517,426)
Air Freight & Logistics (0.2)%
Atlas Air Worldwide Holdings, Inc.(a)	(2,794)	(144,226)
Panalpina Welttransport Holding AG, Registered Shares	(2,485)	(303,485)
Total		(447,711)
Airlines (0.0)%
American Airlines Group, Inc.	(3,624)	(127,130)
Building Products (0.2)%
AAON, Inc.	(12,592)	(434,298)
Trex Company, Inc.(a)	(3,761)	(230,549)
Total		(664,847)
Commercial Services & Supplies (0.4)%
Bilfinger SE	(1,749)	(76,308)
Cimpress NV(a)	(951)	(118,866)
Healthcare Services Group, Inc.	(7,211)	(292,695)
Multi-Color Corp.	(4,201)	(223,325)
Ritchie Bros. Auctioneers, Inc.	(6,619)	(222,636)
Societe BIC SA	(2,518)	(241,280)
Total		(1,175,110)
Construction & Engineering (0.0)%
Boskalis Westminster	(500)	(14,419)
Electrical Equipment (0.5)%
Melrose Industries PLC	(489,750)	(1,055,746)
OSRAM Licht AG	(4,687)	(190,159)
Total		(1,245,905)

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates (0.5)%
General Electric Co.	(146,454)	(1,479,185)
Machinery (0.3)%
GEA Group AG	(10,229)	(311,197)
John Bean Technologies Corp.	(2,333)	(242,562)
KION Group AG	(723)	(42,337)
Wabtec Corp.	(2,501)	(205,132)
Total		(801,228)
Marine (0.3)%
AP Moller - Maersk A/S, Class A	(34)	(40,468)
AP Moller - Maersk A/S, Class B	(736)	(934,568)
Total		(975,036)
Professional Services (0.3)%
Costar Group, Inc.(a)	(1,552)	(560,924)
Stantec, Inc.	(6,393)	(166,375)
Total		(727,299)
Road & Rail (0.1)%
Heartland Express, Inc.	(9,689)	(188,645)
Trading Companies & Distributors (0.1)%
SiteOne Landscape Supply, Inc.(a)	(2,468)	(167,923)
Total Industrials		(9,531,864)
Information Technology (4.0)%
Communications Equipment (0.3)%
Telefonaktiebolaget LM Ericsson	(76,301)	(665,194)
Viasat, Inc.(a)	(2,685)	(171,196)
Total		(836,390)
Electronic Equipment, Instruments & Components (0.4)%
Cognex Corp.	(5,732)	(245,559)
Fitbit, Inc., Class A(a)	(36,757)	(173,860)
Knowles Corp.(a)	(24,316)	(393,433)
National Instruments Corp.	(7,903)	(387,010)
Venture Corp Ltd.	(900)	(9,963)
Total		(1,209,825)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services (0.4)%
GTT Communications, Inc.(a)	(5,189)	(186,285)
LiveRamp Holdings, Inc.(a)	(7,808)	(356,669)
Shopify, Inc., Class A(a)	(2,538)	(350,625)
Shopify, Inc., Class A(a)	(750)	(103,614)
Total		(997,193)
Semiconductors & Semiconductor Equipment (0.6)%
Advanced Micro Devices, Inc.(a)	(25,798)	(469,781)
ams AG	(8,200)	(318,995)
ASML Holding NV	(416)	(71,111)
Cree, Inc.(a)	(5,673)	(220,226)
Dialog Semiconductor PLC(a)	(864)	(22,802)
Infineon Technologies AG	(19,180)	(384,736)
STMicroelectronics NV	(2,393)	(36,320)
Total		(1,523,971)
Software (2.2)%
2U, Inc.(a)	(4,478)	(281,711)
ACI Worldwide, Inc.(a)	(20,230)	(507,571)
Autodesk, Inc.(a)	(11,089)	(1,433,253)
Avalara, Inc.(a)	(10,075)	(337,714)
Blackbaud, Inc.	(2,567)	(184,105)
Blackberry Ltd.(a)	(6,060)	(55,930)
Ellie Mae, Inc.(a)	(4,949)	(328,020)
Guidewire Software, Inc.(a)	(3,196)	(284,348)
HubSpot, Inc.(a)	(2,454)	(332,885)
Manhattan Associates, Inc.(a)	(9,100)	(434,434)
MINDBODY, Inc., Class A(a)	(10,636)	(338,650)
Oracle Corp Japan	(4,200)	(284,294)
Proofpoint, Inc.(a)	(1,982)	(180,263)
Ultimate Software Group, Inc.(a)	(1,146)	(305,558)
Workday, Inc., Class A(a)	(2,542)	(338,137)
Zendesk, Inc.(a)	(4,677)	(257,095)
Total		(5,883,968)
Technology Hardware, Storage & Peripherals (0.1)%
Pure Storage, Inc., Class A(a)	(13,743)	(277,334)
Total Information Technology		(10,728,681)

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials (3.8)%
Chemicals (1.4)%
Air Liquide SA	(2,652)	(321,405)
Balchem Corp.	(4,498)	(421,238)
GCP Applied Technologies(a)	(11,136)	(289,202)
HB Fuller Co.	(5,751)	(255,689)
LyondellBasell Industries NV, Class A	(1,551)	(138,458)
Newmarket Corp.	(1,012)	(390,592)
Nutrien Ltd.	(22,000)	(1,164,632)
OCI NV(a)	(2,584)	(73,579)
Quaker Chemical Corp.	(1,826)	(328,497)
Umicore SA	(240)	(11,306)
Yara International ASA	(7,900)	(339,905)
Total		(3,734,503)
Construction Materials (0.3)%
Boral Ltd.	(102,467)	(408,205)
James Hardie Industries PLC	(34,808)	(464,960)
Total		(873,165)
Containers & Packaging (0.2)%
Amcor Ltd.	(442)	(4,171)
AptarGroup, Inc.	(1,552)	(158,242)
Ball Corp.	(3,140)	(140,672)
Huhtamaki OYJ	(1,235)	(34,677)
Sonoco Products Co.	(5,168)	(282,069)
Total		(619,831)
Metals & Mining (1.8)%
Agnico Eagle Mines Ltd.	(3,872)	(136,768)
Barrick Gold Corp.	(55,864)	(699,759)
Compass Minerals International, Inc.	(4,134)	(200,540)
Eldorado Gold Corp.	(49,470)	(33,069)
First Quantum Minerals Ltd.	(89,736)	(895,690)
Franco-Nevada Corp.	(5,474)	(341,883)
Goldcorp, Inc.	(58,178)	(525,456)
Outokumpu OYJ	(9,544)	(40,105)
Teck Resources Ltd., Class B	(1,770)	(36,584)
Thyssenkrupp AG	(70,597)	(1,485,289)
Turquoise Hill Resources Ltd.(a)	(114,100)	(192,413)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)
Wheaton Precious Metals Corp.	(13,680)	(224,874)
Yamana Gold, Inc.	(16,025)	(36,397)
Total		(4,848,827)
Paper & Forest Products (0.1)%
Stora Enso OYJ, Class R	(22,211)	(334,718)
Total Materials		(10,411,044)
Real Estate (0.9)%
Equity Real Estate Investment Trusts (REITS) (0.8)%
Extra Space Storage, Inc.	(5,377)	(484,253)
Invitation Homes, Inc.	(5,238)	(114,607)
Iron Mountain, Inc.	(6,278)	(192,170)
Lamar Advertising Co., Class A	(1,791)	(131,316)
Public Storage	(1,583)	(325,259)
SBA Communications Corp.(a)	(3,675)	(595,975)
Washington Prime Group, Inc.	(59,348)	(379,827)
Total		(2,223,407)
Real Estate Management & Development (0.1)%
Redfin Corp.(a)	(13,346)	(206,195)
Total Real Estate		(2,429,602)
Utilities (0.3)%
Electric Utilities (0.2)%
El Paso Electric Co.	(4,742)	(270,531)
Hydro One Ltd.(c)	(745)	(10,837)
IDACORP, Inc.	(4,469)	(416,779)
Total		(698,147)

Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities (0.1)%
AltaGas, Ltd.	(19,938)	(250,655)
Independent Power and Renewable Electricity Producers (0.0)%
Northland Power, Inc.	(796)	(12,244)
Total Utilities		(961,046)
Total Common Stocks (Proceeds $83,329,227)		(77,775,176)

Preferred Stocks (0.1)%
Issuer	Shares	Value ($)
Health Care (0.1)%
Health Care Equipment & Supplies (0.1)%
Sartorius AG	(1,359)	(197,027)
Total Health Care		(197,027)
Total Preferred Stocks (Proceeds $130,967)		(197,027)
Total Investments in Securities Sold Short (Proceeds $83,460,194)		(77,972,203)

Total Investments in Securities, Net of Securities Sold Short	172,218,647
Other Assets & Liabilities, Net	98,461,479
Net Assets	270,680,126

At October 31, 2018, securities and/or cash totaling $172,739,713 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
19,200 AUD	13,887 USD	Citi	12/19/2018	283	—
33,200 AUD	23,508 USD	Citi	12/19/2018	—	(15)
651,600 CAD	502,381 USD	Citi	12/19/2018	6,915	—
96,400 CHF	98,695 USD	Citi	12/19/2018	2,508	—
1,987,600 DKK	311,427 USD	Citi	12/19/2018	8,283	—
991,600 EUR	1,154,132 USD	Citi	12/19/2018	26,123	—
73,600 GBP	95,096 USD	Citi	12/19/2018	788	—
205,600 HKD	26,263 USD	Citi	12/19/2018	9	—
10,000 ILS	2,718 USD	Citi	12/19/2018	19	—
16,489,600 JPY	147,626 USD	Citi	12/19/2018	876	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,200,400 NOK	264,601 USD	Citi	12/19/2018	2,987	—
2,000 NZD	1,305 USD	Citi	12/19/2018	—	(1)
3,179,600 SEK	352,094 USD	Citi	12/19/2018	3,022	—
22,400 SGD	16,313 USD	Citi	12/19/2018	126	—
413,502 USD	567,200 AUD	Citi	12/19/2018	—	(11,629)
2,432 USD	3,200 CAD	Citi	12/19/2018	1	—
1,049,539 USD	1,366,000 CAD	Citi	12/19/2018	—	(10,856)
661,251 USD	639,200 CHF	Citi	12/19/2018	—	(23,458)
236,488 USD	1,507,200 DKK	Citi	12/19/2018	—	(6,614)
2,220,175 USD	1,904,400 EUR	Citi	12/19/2018	—	(53,797)
1,029,948 USD	797,200 GBP	Citi	12/19/2018	—	(8,446)
213,572 USD	1,672,800 HKD	Citi	12/19/2018	37	—
32,480 USD	117,200 ILS	Citi	12/19/2018	—	(855)
61,564 USD	6,977,200 JPY	Citi	12/19/2018	530	—
1,429,672 USD	157,971,600 JPY	Citi	12/19/2018	—	(23,793)
57,990 USD	480,000 NOK	Citi	12/19/2018	—	(920)
12,747 USD	19,200 NZD	Citi	12/19/2018	—	(212)
365,371 USD	3,275,200 SEK	Citi	12/19/2018	—	(5,803)
203,345 USD	276,800 SGD	Citi	12/19/2018	—	(3,311)
28,800 AUD	20,831 USD	JPMorgan	12/19/2018	425	—
49,800 AUD	35,262 USD	JPMorgan	12/19/2018	—	(22)
977,400 CAD	753,570 USD	JPMorgan	12/19/2018	10,372	—
144,600 CHF	148,043 USD	JPMorgan	12/19/2018	3,761	—
2,981,400 DKK	467,140 USD	JPMorgan	12/19/2018	12,424	—
1,487,400 EUR	1,731,196 USD	JPMorgan	12/19/2018	39,182	—
110,400 GBP	142,644 USD	JPMorgan	12/19/2018	1,181	—
308,400 HKD	39,395 USD	JPMorgan	12/19/2018	13	—
15,000 ILS	4,077 USD	JPMorgan	12/19/2018	29	—
24,734,400 JPY	221,439 USD	JPMorgan	12/19/2018	1,313	—
3,300,600 NOK	396,901 USD	JPMorgan	12/19/2018	4,479	—
3,000 NZD	1,957 USD	JPMorgan	12/19/2018	—	(1)
4,769,400 SEK	528,141 USD	JPMorgan	12/19/2018	4,532	—
33,600 SGD	24,470 USD	JPMorgan	12/19/2018	189	—
620,254 USD	850,800 AUD	JPMorgan	12/19/2018	—	(17,444)
3,649 USD	4,800 CAD	JPMorgan	12/19/2018	1	—
1,574,311 USD	2,049,000 CAD	JPMorgan	12/19/2018	—	(16,285)
991,878 USD	958,800 CHF	JPMorgan	12/19/2018	—	(35,189)
354,733 USD	2,260,800 DKK	JPMorgan	12/19/2018	—	(9,921)
3,330,266 USD	2,856,600 EUR	JPMorgan	12/19/2018	—	(80,699)
1,544,925 USD	1,195,800 GBP	JPMorgan	12/19/2018	—	(12,672)
320,359 USD	2,509,200 HKD	JPMorgan	12/19/2018	56	—
48,721 USD	175,800 ILS	JPMorgan	12/19/2018	—	(1,282)
92,346 USD	10,465,800 JPY	JPMorgan	12/19/2018	795	—
2,144,511 USD	236,957,400 JPY	JPMorgan	12/19/2018	—	(35,692)
86,984 USD	720,000 NOK	JPMorgan	12/19/2018	—	(1,380)
19,121 USD	28,800 NZD	JPMorgan	12/19/2018	—	(316)
548,056 USD	4,912,800 SEK	JPMorgan	12/19/2018	—	(8,704)
305,017 USD	415,200 SGD	JPMorgan	12/19/2018	—	(4,967)
Total				131,259	(374,284)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	4	11/2018	EUR	413,440	—	(871)
CAC40 Index	28	11/2018	EUR	1,425,200	—	(10,706)
DAX Index	4	12/2018	EUR	1,145,750	—	(57,826)
FTSE 100 Index	24	12/2018	GBP	1,706,640	—	(43,176)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	19

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE/MIB Index	2	12/2018	EUR	189,850	—	(21,184)
Hang Seng Index	3	11/2018	HKD	3,736,650	2,511	—
IBEX 35 Index	4	11/2018	EUR	355,456	—	(4,998)
MSCI Singapore IX ETS	1	11/2018	SGD	34,300	421	—
OMXS30 Index	28	11/2018	SEK	4,289,600	2,294	—
S&P 500 E-mini	168	12/2018	USD	22,773,240	—	(1,559,662)
S&P/TSE 60 Index	9	12/2018	CAD	1,609,560	—	(73,191)
SPI 200 Index	9	12/2018	AUD	1,304,550	—	(58,133)
TOPIX Index	21	12/2018	JPY	344,610,000	—	(63,538)
Total					5,226	(1,893,285)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on a portfolio of long and short positions†	AUD BBSW 1-month, HKD HIBOR 1-month, or JPY LIBOR 1-month based on the local currencies of the positions within the swap	Monthly	JPMorgan	01/14/2021	USD	45,011,237	(20,157)	—	—	—	—	(20,157)
1-month USD LIBOR minus 4.130%	Total return on Celltrion, Inc.	Monthly	Macquarie	09/17/2019	USD	404,399	71,318	(311)	—	—	71,007	—
1-month HKD HIBOR minus 7.000%	Total return on Semiconductor Manufacturing International Corp.	Monthly	Macquarie	09/17/2019	HKD	2,425,041	15,088	(690)	—	—	14,398	—
1-month USD LIBOR minus 3.526%	Total return on PT Unilever Indonesia Tbk	Monthly	Macquarie	09/17/2019	USD	211,200	10,670	(109)	—	—	10,561	—
1-month HKD HIBOR minus 0.963%	Total return on Bank of East Asia Ltd. (The)	Monthly	Macquarie	09/17/2019	HKD	1,540,735	5,074	49	—	—	5,123	—
Total return on Glencore PLC	1-month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/17/2019	GBP	249,126	4,097	(160)	—	—	3,937	—
1-month HKD HIBOR minus 0.500%	Total return on China Resources Beer Holdings Co., Ltd.	Monthly	Macquarie	09/17/2019	HKD	1,134,000	(1,748)	64	—	—	—	(1,684)
Total return on Royal Dutch Shell PLC	1-month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/17/2019	GBP	664,727	(1,526)	(427)	—	—	—	(1,953)
1-month USD LIBOR minus 5.817%	Total return on Eclat Textile Co., Ltd.	Monthly	Macquarie	09/17/2019	USD	159,230	(7,464)	(234)	—	—	—	(7,698)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
1-month USD LIBOR minus 6.892%	Total return on AU Optronics Corp.	Monthly	Macquarie	09/17/2019	USD	363,262	(16,505)	(697)	—	—	—	(17,202)
1-month USD LIBOR minus 3.914%	Total return on Feng Tay Enterprise Co., Ltd.	Monthly	Macquarie	09/17/2019	USD	137,971	(18,436)	(112)	—	—	—	(18,548)
Total return on Samsung Electronics Co., Ltd.	1-month USD LIBOR plus 0.800%	Monthly	Macquarie	09/17/2019	USD	1,383,434	(43,607)	7,472	—	—	—	(36,135)
Total return on Royal Dutch Shell PLC	1-month GBP LIBOR plus 0.500%	Monthly	Macquarie	09/18/2019	GBP	93,865	3,521	—	—	—	3,521	—
1-month USD LIBOR minus 0.500%	Total return on AmorePacific Corp.	Monthly	Macquarie	09/19/2019	USD	194,182	44,343	145	—	—	44,488	—
Total return on a portfolio of long and short positions†	FEDEF 1-day, EONIA 1-day, or SONIA 1-day based on the local currencies of the positions within the swap	Monthly	Morgan Stanley International	10/15/2020	USD	140,713,092	(165,843)	—	—	—	—	(165,843)
Total							(121,175)	4,990	—	—	153,035	(269,220)

†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Multi-Manager Directional Alternative Strategies Fund’s page of columbiathreadneedleus.com website.

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore IX ETS Nov 18	Morgan Stanley International	11/2018	SGD	137,200	—	—	1,076	—
Swiss Market Index Dec 18	Morgan Stanley International	12/2018	CHF	1,168,960	—	—	34,560	—
Total					—	—	35,636	—
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $297,135, which represents 0.11% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at October 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	21

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	50,848,193	77,771,774	(77,385,056)	51,234,911	138	223	549,675	51,229,787
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,289,508	933,406	—	—	9,222,914
Consumer Discretionary	20,006,648	8,358,969	—	—	28,365,617
Consumer Staples	9,619,836	4,118,129	—	—	13,737,965
Energy	11,045,488	5,756,166	—	—	16,801,654
Financials	22,442,210	3,570,237	—	—	26,012,447
Health Care	15,763,862	2,640,579	—	—	18,404,441
Industrials	27,732,082	8,273,473	—	—	36,005,555
Information Technology	32,105,672	3,675,432	—	—	35,781,104
Materials	6,235,680	2,744,624	—	—	8,980,304
Real Estate	1,946,533	64,540	—	—	2,011,073
Utilities	2,493,796	707,623	—	—	3,201,419
Total Common Stocks	157,681,315	40,843,178	—	—	198,524,493
Limited Partnerships
Energy	237,048	—	—	—	237,048
Preferred Stocks
Consumer Discretionary	—	199,522	—	—	199,522
Money Market Funds	—	—	—	51,229,787	51,229,787
Total Investments in Securities	157,918,363	41,042,700	—	51,229,787	250,190,850
Investments in Securities Sold Short
Common Stocks
Communication Services	(3,456,545)	(1,666,200)	—	—	(5,122,745)
Consumer Discretionary	(6,021,939)	(1,943,649)	—	—	(7,965,588)
Consumer Staples	(2,783,623)	(710,681)	—	—	(3,494,304)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	23

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Energy	(9,016,573)	(2,556,188)	—	—	(11,572,761)
Financials	(5,911,977)	(2,184,382)	—	—	(8,096,359)
Health Care	(6,317,010)	(1,144,172)	—	—	(7,461,182)
Industrials	(6,232,752)	(3,299,112)	—	—	(9,531,864)
Information Technology	(8,935,266)	(1,793,415)	—	—	(10,728,681)
Materials	(6,892,724)	(3,518,320)	—	—	(10,411,044)
Real Estate	(2,429,602)	—	—	—	(2,429,602)
Utilities	(961,046)	—	—	—	(961,046)
Total Common Stocks	(58,959,057)	(18,816,119)	—	—	(77,775,176)
Preferred Stocks
Health Care	—	(197,027)	—	—	(197,027)
Total Investments in Securities Sold Short	(58,959,057)	(19,013,146)	—	—	(77,972,203)
Total Investments in Securities, Net of Securities Sold Short	98,959,306	22,029,554	—	51,229,787	172,218,647
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	131,259	—	—	131,259
Futures Contracts	5,226	—	—	—	5,226
Swap Contracts	—	188,671	—	—	188,671
Liability
Forward Foreign Currency Exchange Contracts	—	(374,284)	—	—	(374,284)
Futures Contracts	(1,893,285)	—	—	—	(1,893,285)
Swap Contracts	—	(269,220)	—	—	(269,220)
Total	97,071,247	21,705,980	—	51,229,787	170,007,014
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $191,899,590)	$198,961,063
Affiliated issuers (cost $51,229,787)	51,229,787
Cash	98,235
Foreign currency (cost $97,155)	97,570
Cash collateral held at broker for:
Forward foreign currency exchange contracts	230,000
Swap contracts	11,840,000
Securities sold short	82,507,193
Other (a)	3,390,000
Margin deposits on:
Futures contracts	1,774,384
Unrealized appreciation on forward foreign currency exchange contracts	131,259
Unrealized appreciation on swap contracts	188,671
Receivable for:
Investments sold	1,057,914
Capital shares sold	254,364
Dividends	309,163
Interest	70,012
Foreign tax reclaims	306,555
Variation margin for futures contracts	394,993
Expense reimbursement due from Investment Manager	368
Prepaid expenses	1,474
Trustees’ deferred compensation plan	14,417
Other assets	3,771
Total assets	352,861,193
Liabilities
Securities sold short, at value (proceeds $83,460,194)	77,972,203
Unrealized depreciation on forward foreign currency exchange contracts	374,284
Unrealized depreciation on swap contracts	269,220
Payable for:
Investments purchased	2,156,839
Capital shares purchased	666,300
Due to broker	590,654
Management services fees	11,822
Distribution and/or service fees	4
Transfer agent fees	53,611
Compensation of board members	689
Compensation of chief compliance officer	16
Other expenses	69,365
Trustees’ deferred compensation plan	14,417
Other liabilities	1,643
Total liabilities	82,181,067
Net assets applicable to outstanding capital stock	$270,680,126
Represented by
Paid in capital	186,840,695
Total distributable earnings (loss)	83,839,431
Total - representing net assets applicable to outstanding capital stock	$270,680,126
Class A
Net assets	$631,133
Shares outstanding	62,067
Net asset value per share	$10.17
Institutional Class
Net assets	$270,048,993
Shares outstanding	26,606,840
Net asset value per share	$10.15

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	25

Statement of Assets and Liabilities  (continued)
October 31, 2018 (Unaudited)
(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,277,199
Dividends — affiliated issuers	549,675
Foreign taxes withheld	(112,242)
Total income	2,714,632
Expenses:
Management services fees	2,311,206
Distribution and/or service fees
Class A	913
Transfer agent fees
Class A	801
Institutional Class	315,717
Compensation of board members	9,966
Custodian fees	73,502
Printing and postage fees	33,506
Registration fees	31,508
Audit fees	33,069
Legal fees	2,607
Interest on collateral	420
Dividends and interest on securities sold short	404,874
Interest on interfund lending	68
Compensation of chief compliance officer	48
Other	11,240
Total expenses	3,229,445
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(25,336)
Total net expenses	3,204,109
Net investment loss	(489,477)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,327,949
Investments — affiliated issuers	138
Foreign currency translations	(70,214)
Forward foreign currency exchange contracts	(919,910)
Futures contracts	1,130,613
Securities sold short	(2,442,855)
Swap contracts	(10,446,726)
Net realized loss	(2,421,005)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,052,615)
Investments — affiliated issuers	223
Foreign currency translations	(591,999)
Forward foreign currency exchange contracts	85,379
Futures contracts	(1,319,955)
Securities sold short	6,638,784
Swap contracts	2,042,790
Net change in unrealized appreciation (depreciation)	(15,197,393)
Net realized and unrealized loss	(17,618,398)
Net decrease in net assets resulting from operations	$(18,107,875)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	27

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment loss	$(489,477)	$(7,801,885)
Net realized gain (loss)	(2,421,005)	122,171,889
Net change in unrealized appreciation (depreciation)	(15,197,393)	(16,972,005)
Net increase (decrease) in net assets resulting from operations	(18,107,875)	97,397,999
Distributions to shareholders
Net investment income
Class A	—	(11,114)
Institutional Class	—	(16,920,019)
Net realized gains
Class A	—	(35,856)
Institutional Class	—	(41,542,556)
Total distributions to shareholders	—	(58,509,545)
Decrease in net assets from capital stock activity	(2,683,174)	(799,308,117)
Total decrease in net assets	(20,791,049)	(760,419,663)
Net assets at beginning of period	291,471,175	1,051,890,838
Net assets at end of period	$270,680,126	$291,471,175
Undistributed net investment income	$3,205,331	$3,694,808

	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	11,118	119,634
Distributions reinvested	—	—	4,170	46,285
Redemptions	(12,060)	(129,167)	(123,701)	(1,343,721)
Net decrease	(12,060)	(129,167)	(108,413)	(1,177,802)
Institutional Class
Subscriptions	2,602,773	27,605,893	13,102,353	145,580,451
Distributions reinvested	—	—	5,285,933	58,462,427
Redemptions	(2,850,188)	(30,159,900)	(90,567,409)	(1,002,173,193)
Net decrease	(247,415)	(2,554,007)	(72,179,123)	(798,130,315)
Total net decrease	(259,475)	(2,683,174)	(72,287,536)	(799,308,117)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

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Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$10.86	(0.03)	(0.66)	(0.69)	—	—	—
Year Ended 4/30/2018	$10.62	(0.11)	0.91	0.80	(0.13)	(0.43)	(0.56)
Year Ended 4/30/2017(g)	$10.00	(0.07)	0.70	0.63	(0.01)	—	(0.01)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$10.82	(0.02)	(0.65)	(0.67)	—	—	—
Year Ended 4/30/2018	$10.60	(0.09)	0.92	0.83	(0.18)	(0.43)	(0.61)
Year Ended 4/30/2017(h)	$10.25	(0.01)	0.36	0.35	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, annualized expenses would have been lower by:

Class	10/31/2018	4/30/2018	4/30/2017
Class A	0.29%	0.47%	0.54%
Institutional Class	0.28%	0.40%	0.46%

(e)	Ratios include interest on collateral expense which is less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Class A shares commenced operations on October 17, 2016. Per share data and total return reflect activity from that date.
(h)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$10.17	(6.35%)	2.49% (c),(d),(e),(f)	2.47% (c),(d),(e),(f)	(0.59%) (c)	67%	$631
Year Ended 4/30/2018	$10.86	7.46%	2.61% (d)	2.61% (d)	(0.98%)	158%	$805
Year Ended 4/30/2017(g)	$10.62	6.27%	2.82% (c),(d)	2.81% (c),(d)	(1.32%) (c)	100%	$1,939
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$10.15	(6.19%)	2.24% (c),(d),(e),(f)	2.22% (c),(d),(e),(f)	(0.34%) (c)	67%	$270,049
Year Ended 4/30/2018	$10.82	7.67%	2.36% (d)	2.36% (d)	(0.83%)	158%	$290,666
Year Ended 4/30/2017(h)	$10.60	3.41%	2.49% (c),(d)	2.29% (c),(d)	(0.05%) (c)	100%	$1,049,952
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	31

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
32	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
34	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	35

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,226*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	188,671*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	131,259
Total		325,156

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,893,285*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	269,220*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	374,284
Total		2,536,789

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
36	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	1,130,613	(10,446,726)	(9,316,113)
Foreign exchange risk	(919,910)	—	—	(919,910)
Total	(919,910)	1,130,613	(10,446,726)	(10,236,023)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	(1,319,955)	2,042,790	722,835
Foreign exchange risk	85,379	—	—	85,379
Total	85,379	(1,319,955)	2,042,790	808,214
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	35,689,896
Futures contracts — short	27,098

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	80,535	(327,572)
Total return swap contracts	243,615	(207,419)

*	Based on the ending quarterly outstanding amounts for the six months ended October 31, 2018.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2018:
	Citi ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Macquarie ($)	Morgan Stanley ($)	Morgan Stanley International ($)	Total ($)
Assets
Forward foreign currency exchange contracts	52,507	-	78,752	-	-	-	131,259
OTC total return swap contracts (b)	-	-	-	153,035	-	-	153,035
OTC total return swap contracts on futures (b)	-	-	-	-	-	35,636	35,636
Total assets	52,507	-	78,752	153,035	-	35,636	319,930
Liabilities
Forward foreign currency exchange contracts	149,710	-	224,574	-	-	-	374,284
OTC total return swap contracts (b)	-	-	20,157	83,220	-	165,843	269,220
Securities loaned	-	25,920,597		-	52,051,606	-	77,972,203
Total liabilities	149,710	25,920,597	244,731	83,220	52,051,606	165,843	78,615,707
Total financial and derivative net assets	(97,203)	(25,920,597)	(165,979)	69,815	(52,051,606)	(130,207)	(78,295,777)
Total collateral received (pledged) (c)	(97,203)	(25,920,597)	(165,979)	-	(52,051,606)	(130,207)	(78,365,592)
Net amount (d)	-	-	-	69,815	-	-	69,815

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
38	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	39

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Boston Partners Global Investors, Inc., AQR Capital Management, LLC and Wells Capital Management, Inc., each of which subadvises a portion of the assets of the Fund. Prior to November 1, 2018, Analytic Investors, LLC, an affiliate of Wells Capital Management, Inc. served as subadviser to the Fund under a separate subadvisory agreement. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
40	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the six months ended October 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Institutional Class	0.22
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	2.16%	2.20%
Institutional Class	1.91	1.95
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	41

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
159,669,000	30,126,000	(19,788,000)	10,338,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at April 30, 2018 as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
—	2,680,651
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $204,714,705 and $200,637,941, respectively, for the six months ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
42	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended October 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	500,000	2.46	2
Interest expense incurred by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	43

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements and, to more closely conform the Subadvisory Agreements to a revised form of subadvisory agreement with the same material terms, an amendment to the Subadvisory Agreements (together, the Subadvisory Agreements) between the Investment Manager and Threadneedle International Limited, Boston Partners Global Investors, Inc. (dba Boston Partners), AQR Capital Management, LLC and Analytic Investors, LLC (the Subadvisers) with respect to Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. The Committee and the Board also considered the Investment Manager’s representation regarding the substantial similarity of the resources available to the Investment Manager and Threadneedle International Limited, an affiliate of the Investment Manager. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by the Investment Manager, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the Investment Manager;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through July 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	45

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
46	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the Investment Manager and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the Investment Manager’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the eighth percentile (where the best performance would be in the first percentile) of its category selected by the Investment Manager for the purposes of performance comparisons for the one-year period.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the Investment Manager and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the fourth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the Investment Manager for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board noted that Threadneedle International Limited was not currently expected to manage any assets under its respective Subadvisory Agreement, but that the Investment Manager could, in the future, allocated investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	47

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
48	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	49

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
Board Consideration and Approval of Subadvisory Agreement
On October 24, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial one-year term, the Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management Investment Advisers, LLC (the Investment Manager) and Wells Capital Management Incorporated (the Subadviser) with respect to Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of the Trust, in connection with the consolidation of Analytic Investors, LLC (Analytic), an existing subadviser to the Fund and an affiliate of the Subadviser, with the Subadviser. As detailed below, the Board met to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others as part of its consideration of the Subadvisory Agreement.
In connection with its deliberations regarding the Subadvisory Agreement, the Board noted that it had previously approved the continuation of a subadvisory agreement (the Analytic Subadvisory Agreement) with the Subadviser’s affiliate, Analytic. The Board noted that it and its Advisory Fees and Expenses Committee had evaluated materials requested from the Investment Manager regarding the Fund and the Analytic Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees had considered matters bearing on the Analytic Subadvisory Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Board noted that the Committee and the Board had also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Analytic Subadvisory Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Analytic Subadvisory Agreement for the Fund.
In connection with its deliberations regarding the Subadvisory Agreement, the Board noted that it had previously approved the continuation of the Analytic Subadvisory Agreement. The Board considered representations from the Subadviser that there would not be any change in the personnel responsible for providing services to the Fund, or the lines of reporting among such personnel, that there would not be any change in the level, nature or quality of services provided to the Fund, and that the Subadvisory Agreement would have the same material terms as the Analytic Subadvisory Agreement, including fees, except for certain updates to more closely conform the Subadvisory Agreement to a form of subadvisory agreement previously approved by the Board. Because the Subadviser made these representations to the Board, the Board considered that the services to be provided by the Subadviser under the Subadvisory Agreement would be the same as the services provided by Analytic under the Analytic Subadvisory Agreement. On October 24, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved, for an initial one-year term, the Subadvisory Agreement for the Fund.
The Board considered all information that it, its legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Subadvisory Agreement. The information and factors considered by the Board in approving the Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by the Investment Manager, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the Investment Manager;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through July 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Subadvisory Agreement;
50	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of various functions performed by the Subadviser under the Subadvisory Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Subadvisory Agreement
The Board considered the nature, extent and quality of services provided to the Fund by the Subadviser under the Subadvisory Agreement and the resources dedicated to the Fund by the Subadviser. The Board considered, among other things, the portfolio management services provided by the Subadviser’s investment professionals and the quality of the Subadviser’s investment research capabilities and trade execution services.
The Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser’s experience with similarly-structured funds. The Board also noted that the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager’s rationale for recommending the Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Subadvisory Agreement supported the approval of the the Subadvisory Agreement.
Investment performance
The Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the Investment Manager and information and analysis provided by the independent fee consultant. The Board also reviewed a description of the Investment Manager’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board noted that, through December 31, 2017, the Fund’s performance was in the eighth percentile (where the best performance would be in the first percentile) of its category selected by the Investment Manager for the purposes of performance comparisons for the one-year period.
The Board also considered the Subadviser’s performance and reputation generally and the Investment Manager’s evaluation of the Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the performance of the Fund and the Subadviser were sufficient, in light of other considerations, to support the approval of the Subadvisory Agreement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	51

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
Investment management fee rates and other expenses
The Board considered the management fees charged to the Fund under the Subadvisory Agreement, as well as the total expenses incurred by the Fund. The Board considered data provided by the Investment Manager and the independent fee consultant. The Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the fourth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the Investment Manager for purposes of expense comparison. The Board also noted that the Investment Manager pays the fees of the Subadviser. The Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Subadvisory Agreement.
Costs of services provided and profitability
The Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Board did not consider the profitability to the Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources.
The Board noted that the two breakpoints in the Subadvisory Agreement did not occur at the same levels as the breakpoints in the Management Agreement. The Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
52	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (continued)
In considering these matters, the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Subadvisory Agreement.
Other benefits to the Subadviser
The Board also considered the benefits of research made available to the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions. The Board recognized that the Subadviser’s profitability would be somewhat lower without these benefits.
Conclusion
The Board reviewed all of the above considerations in reaching their decisions to approve the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement.
Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018	53

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
54	Multi-Manager Directional Alternative Strategies Fund | Semiannual Report 2018

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Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR284_04_H01_(12/18)

SemiAnnual Report
October 31, 2018
Columbia Total Return Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Total Return Bond Fund   |  Semiannual Report 2018

Columbia Total Return Bond Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Total Return Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-0.32	-1.85	2.11	5.20
	Including sales charges		-3.28	-4.79	1.50	4.88
Advisor Class*		11/08/12	-0.20	-1.51	2.37	5.46
Class C	Excluding sales charges	02/01/02	-0.70	-2.59	1.38	4.51
	Including sales charges		-1.69	-3.55	1.38	4.51
Institutional Class		12/05/78	-0.20	-1.50	2.37	5.47
Institutional 2 Class*		11/08/12	-0.16	-1.55	2.43	5.50
Institutional 3 Class*		11/08/12	-0.14	-1.38	2.48	5.54
Class R		01/23/06	-0.45	-2.10	1.86	4.94
Class T*	Excluding sales charges	09/27/10	-0.32	-1.75	2.09	5.21
	Including sales charges		-2.85	-4.18	1.58	4.95
Bloomberg Barclays U.S. Aggregate Bond Index			-0.19	-2.05	1.83	3.94
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Total Return Bond Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at October 31, 2018)
Asset-Backed Securities — Agency	0.1
Asset-Backed Securities — Non-Agency	17.3
Commercial Mortgage-Backed Securities - Agency	2.0
Commercial Mortgage-Backed Securities - Non-Agency	8.1
Common Stocks	0.0 (a)
Corporate Bonds & Notes	20.2
Foreign Government Obligations	2.7
Money Market Funds	2.6
Municipal Bonds	0.1
Residential Mortgage-Backed Securities - Agency	27.5
Residential Mortgage-Backed Securities - Non-Agency	18.1
Senior Loans	0.0 (a)
U.S. Treasury Obligations	1.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at October 31, 2018)
AAA rating	42.0
AA rating	7.4
A rating	5.9
BBB rating	17.4
BB rating	3.6
B rating	2.7
CCC rating	0.6
C rating	0.0 (a)
Not rated	20.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at October 31, 2018)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	159.1	(59.1)	100.0
Total Notional Market Value of Derivative Contracts	159.1	(59.1)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Columbia Total Return Bond Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	996.80	1,020.87	4.33	4.38	0.86
Advisor Class	1,000.00	1,000.00	998.00	1,022.13	3.07	3.11	0.61
Class C	1,000.00	1,000.00	993.00	1,017.09	8.09	8.19	1.61
Institutional Class	1,000.00	1,000.00	998.00	1,022.13	3.07	3.11	0.61
Institutional 2 Class	1,000.00	1,000.00	998.40	1,022.48	2.72	2.75	0.54
Institutional 3 Class	1,000.00	1,000.00	998.60	1,022.74	2.47	2.50	0.49
Class R	1,000.00	1,000.00	995.50	1,019.61	5.58	5.65	1.11
Class T	1,000.00	1,000.00	996.80	1,020.87	4.33	4.38	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2015-20C Class 1
03/01/2035	2.720%	1,197,382	1,158,921
Total Asset-Backed Securities — Agency (Cost $1,197,382)			1,158,921

Asset-Backed Securities — Non-Agency 20.9%

American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-3 Class C
10/15/2024	3.750%	2,600,000	2,592,973
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	3.786%	7,780,000	7,679,335
Avant Loans Funding Trust(a)
Series 2018-A Class A
06/15/2021	3.090%	9,815,096	9,805,215
Series 2018-B Class A
01/18/2022	3.420%	15,500,000	15,482,504
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.869%	11,810,000	11,733,459
Cent CLO Ltd.(a),(b)
Series 20 18-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	4.120%	9,300,000	9,269,338
CLUB Credit Trust(a)
Series 2017-P2 Class A
01/15/2024	2.610%	8,633,008	8,585,183
Series 2018-NP1 Class A
05/15/2024	2.990%	3,955,293	3,954,727
Series 2018-NP1 Class B
05/15/2024	3.670%	4,900,000	4,888,460
Subordinated, Series 2017-P2 Class B
01/15/2024	3.560%	5,250,000	5,200,785
Conn’s Receivables Funding LLC(a)
Series 2017-B Class A
07/15/2020	2.730%	2,007,486	2,006,840
Series 2018-A Class A
01/15/2023	3.250%	5,455,679	5,455,446
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	8,400,000	8,435,871
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	1,078,842	1,078,206
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-NP2 Class B
01/16/2024	3.500%	2,500,000	2,499,645
Series 2018-P1 Class A
07/15/2025	3.390%	16,664,682	16,646,070
Series 2018-P2 Class A
10/15/2025	3.470%	7,065,000	7,052,982
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class A
07/25/2024	3.420%	6,622,239	6,622,168
DRB Prime Student Loan Trust(a)
Series 2016-B Class A2
06/25/2040	2.890%	2,374,215	2,319,368
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	4,800,000	4,785,506
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
3-month USD LIBOR + 1.430% 10/15/2028	3.866%	9,000,000	9,012,519
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% 05/15/2031	3.664%	7,000,000	6,907,208
DT Auto Owner Trust(a)
Subordinated Series 2018-3A Class C
07/15/2024	3.790%	3,200,000	3,198,960
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	9,900,000	9,903,111
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	3.795%	5,000,000	4,952,450
Hertz Fleet Lease Funding LP(a),(b)
Series 2015-1 Class A
1-month USD LIBOR + 0.570% 07/10/2029	2.854%	665,194	665,285
Hertz Vehicle Financing II LP(a)
Series 2016-1A Class A
03/25/2020	2.320%	2,600,000	2,592,937
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	3,775,000	3,775,903
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class A1R
3-month USD LIBOR + 1.190% 10/21/2030	3.659%	3,500,000	3,505,936
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	3.869%	21,000,000	20,796,174
Marlette Funding Trust(a)
Series 2018-1A Class A
03/15/2028	2.610%	10,879,802	10,841,795
Series 2018-1A Class B
03/15/2028	3.190%	8,000,000	7,916,628
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	4,700,000	4,486,338
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(a)
Series 2017-T1 Class AT1
02/15/2051	3.214%	5,400,000	5,344,086
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% 01/20/2031	3.869%	9,350,000	9,261,530
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% 01/22/2030	3.919%	22,000,000	21,861,730
Ocwen Master Advance Receivables Trust(a),(d)
Series 2018-T1 Class AT1
08/15/2049	3.301%	4,600,000	4,594,848
OneMain Financial Issuance Trust(a)
Series 2015-1A Class A
03/18/2026	3.190%	1,569,829	1,570,715
Series 2018-1A Class A
03/14/2029	3.300%	11,100,000	11,006,760
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.719%	1,000,000	1,026,402
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	3.619%	12,900,000	12,886,816
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.919%	11,475,000	11,402,168
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class A
06/17/2024	3.110%	5,462,869	5,456,760
Series 2018-1A Class B
06/17/2024	3.900%	10,000,000	9,965,698
Series 2018-1A Class C
06/17/2024	4.870%	4,400,000	4,371,645
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	2,900,000	2,927,040
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	4,000,000	4,006,505
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% 01/15/2030	3.836%	14,625,000	14,485,346
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-2A Class A
07/20/2033	2.330%	1,057,794	1,035,401
SoFi Consumer Loan Program LLC(a)
Series 2016-5 Class A
09/25/2028	3.060%	9,941,173	9,898,651
Series 2017-3 Class A
05/25/2026	2.770%	4,864,407	4,813,694
SoFi Consumer Loan Program Trust(a)
Series 20 18-2 Class A1
04/26/2027	2.930%	3,631,745	3,620,965
Series 2018-1 Class A1
02/25/2027	2.550%	6,071,258	6,042,721
Series 2018-1 Class A2
02/25/2027	3.140%	5,200,000	5,145,528
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	2	800,000
Series 2016-A Class RIO
01/25/2038	0.000%	3	744,373
Series 2016-A Class RPO
01/25/2038	0.000%	4	1,699,189
Series 2016-B Class RC
04/25/2037	0.000%	1	329,223
Series 2017-A Class R
03/26/2040	0.000%	12,500	796,250
SoFi Professional Loan Program LLC(a)
Series 2016-A
12/26/2036	2.760%	3,645,377	3,575,103
Springleaf Funding Trust(a)
Series 2016-AA Class A
11/15/2029	2.900%	5,400,000	5,378,924
SPS Servicer Advance Receivables Trust(a)
Series 2016-T2 Class AT2
11/15/2049	2.750%	7,500,000	7,478,212
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.250% 01/15/2030	3.686%	4,000,000	4,013,300

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% 01/15/2030	3.092%	5,828,571	5,779,500
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
3-month USD LIBOR + 0.750% 01/15/2024	3.186%	1,247,558	1,248,264
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.886%	10,000,000	10,000,900
Total Asset-Backed Securities — Non-Agency (Cost $420,723,014)			417,217,572

Commercial Mortgage-Backed Securities - Agency 2.4%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(g)
Series 2017-K070 Class A2
11/25/2027	3.303%	13,745,000	13,294,426
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K071 Class A2
11/25/2050	3.286%	6,310,000	6,092,949
Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.136%	22,600,000	21,531,506
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	7,962,256	7,666,189
Total Commercial Mortgage-Backed Securities - Agency (Cost $51,473,154)			48,585,070

Commercial Mortgage-Backed Securities - Non-Agency 9.7%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,490,322	1,471,568
Series 2015-SFR2 Class A
10/17/2045	3.732%	4,341,283	4,287,088
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class C
1-month USD LIBOR + 1.600% 05/15/2035	3.900%	6,500,000	6,502,170
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% 10/15/2037	4.409%	4,790,000	4,795,864
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% 07/15/2035	3.972%	7,700,000	7,699,984
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% 06/15/2035	3.958%	3,100,000	3,114,906
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% 06/15/2035	4.473%	3,000,000	3,014,064
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class A
1-month USD LIBOR + 0.671% 03/15/2037	2.950%	3,000,000	2,990,558
BX Trust(a),(b)
Series 2018-GW Class F
1-month USD LIBOR + 2.420% 05/15/2035	4.700%	3,000,000	3,008,410
Capmark Mortgage Securities, Inc.(g),(h)
CMO Series 1997-C1 Class X
07/15/2029	1.337%	485,500	6,971
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% 11/15/2036	3.780%	10,000,000	10,000,059
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	5.280%	11,500,000	11,543,468
Citigroup Commercial Mortgage Trust
Series 2015-GC29 Class A3
04/10/2048	2.935%	2,215,000	2,097,350
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	1,748,454	1,730,671
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% 11/15/2036	6.021%	2,396,000	2,405,098
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	2,285,000	2,067,463
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	1,500,000	1,256,911
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	8,800,000	8,730,089
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	3,300,000	3,238,239
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class C
1-month USD LIBOR + 2.050% 03/15/2033	4.330%	8,091,424	8,096,381

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Assurance Co.(a)
Series 2003-1 Class A5
05/12/2035	5.743%	556,128	558,150
Hilton U.S.A. Trust(a)
Series 2016-HHV Class A
11/05/2038	3.719%	4,700,000	4,579,729
Series 2016-SFP Class A
11/05/2035	2.828%	3,000,000	2,881,345
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	6,500,000	6,579,001
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	2,500,000	2,227,974
Subordinated, Series 2016-HHV Class E
11/05/2038	4.194%	2,700,000	2,520,180
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,500,000	4,413,997
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% 06/17/2037	3.180%	15,289,116	15,266,613
Invitation Homes Trust(a),(b),(i)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% 01/17/2038	3.350%	12,000,000	12,000,000
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	4,300,000	4,382,825
Series 2014-C26 Class A3
01/15/2048	3.231%	765,000	743,579
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	2,340,000	2,402,692
Morgan Stanley Capital I Trust(a)
Series 2014-150E Class A
09/09/2032	3.912%	4,080,000	4,071,168
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	4,405,847	4,229,055
Series 2018-SF3 Class A
10/17/2035	3.880%	5,325,000	5,291,898
Series 2018-SFR1 Class A
03/17/2035	3.255%	9,040,000	8,793,710
Series 2018-SFR2 Class A
08/17/2035	3.712%	6,755,000	6,702,347
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.850% 02/15/2032	3.130%	3,500,000	3,505,458
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% 02/15/2032	3.530%	4,800,000	4,847,465
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% 02/15/2032	5.180%	7,587,000	7,609,983
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,550,000	2,483,346
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $197,108,742)			194,147,827

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials —%
Insurance —%
Mr. Cooper Group, Inc.(j)	4,518	65,466
WMI Holdings Corp. Escrow(c),(d),(j),(k)	2,725	—
Total		65,466
Total Financials		65,466
Industrials —%
Airlines —%
United Continental Holdings, Inc.(j)	1,493	127,666
Total Industrials		127,666
Total Common Stocks (Cost $1,511,077)		193,132

Corporate Bonds & Notes 24.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.0%
Bombardier, Inc.(a)
12/01/2021	8.750%	162,000	174,719
12/01/2024	7.500%	436,000	442,649
Lockheed Martin Corp.
12/15/2042	4.070%	1,790,000	1,665,040
09/15/2052	4.090%	4,330,000	3,919,880
Northrop Grumman Corp.
01/15/2025	2.930%	5,840,000	5,500,235
01/15/2028	3.250%	3,625,000	3,353,941
10/15/2047	4.030%	5,015,000	4,478,440

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
06/15/2026	6.375%	689,000	674,997
Total			20,209,901
Automotive 0.4%
Delphi Technologies PLC(a)
10/01/2025	5.000%	160,000	144,272
Ford Motor Co.
02/01/2029	6.375%	1,857,000	1,872,105
12/08/2046	5.291%	2,690,000	2,250,922
Ford Motor Credit Co. LLC
11/02/2020	2.343%	4,580,000	4,413,041
Total			8,680,340
Banking 1.5%
Banco de Bogota SA(a)
Subordinated
05/12/2026	6.250%	1,555,000	1,587,128
Banco Mercantil del Norte SA(a),(l)
Subordinated
10/04/2031	5.750%	1,240,000	1,132,522
Bank of America Corp.(l)
01/20/2028	3.824%	6,000,000	5,753,514
Bank of New York Mellon Corp. (The)
05/15/2019	5.450%	3,325,000	3,372,547
BBVA Bancomer SA(a),(l)
Subordinated
11/12/2029	5.350%	1,405,000	1,336,693
Capital One Financial Corp.
05/12/2020	2.500%	5,505,000	5,424,655
JPMorgan Chase & Co.(l)
02/01/2028	3.782%	365,000	351,581
JPMorgan Chase & Co.(b)
Junior Subordinated
3-month USD LIBOR + 0.950% 02/02/2037	3.299%	4,262,000	3,709,324
Washington Mutual Bank(c),(d),(m)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.
01/30/2020	2.150%	4,555,000	4,494,191
10/23/2026	3.000%	3,855,000	3,527,811
Total			30,731,035
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	217,000	211,703
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	348,000	344,568
05/15/2026	5.875%	344,000	333,725
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	558,000	500,700
Cemex SAB de CV(a)
04/16/2026	7.750%	2,465,000	2,600,208
Core & Main LP(a)
08/15/2025	6.125%	165,000	155,194
James Hardie International Finance DAC(a)
01/15/2025	4.750%	275,000	256,153
Total			4,190,548
Cable and Satellite 0.3%
Altice U.S. Finance I Corp.(a)
05/15/2026	5.500%	480,000	467,504
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.875%	1,002,000	984,998
Cequel Communications Holdings I LLC/Capital Corp.(a)
04/01/2028	7.500%	359,000	371,631
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	425,000	382,791
CSC Holdings LLC(a)
10/15/2025	6.625%	295,000	309,012
02/01/2028	5.375%	329,000	310,066
DISH DBS Corp.
07/01/2026	7.750%	642,000	569,037
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	156,000	155,029
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	91,000	87,361
02/15/2025	6.625%	164,000	153,114
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	311,000	306,465
07/15/2026	5.375%	56,000	54,688
08/01/2027	5.000%	263,000	247,184
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	180,000	181,340
Virgin Media Finance PLC(a)
01/15/2025	5.750%	140,000	135,257
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	370,000	345,878
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	298,543

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo BV(a)
01/15/2027	5.500%	323,000	295,707
Total			5,655,605
Chemicals 0.2%
Alpha 2 BV(a)
06/01/2023	8.750%	186,000	184,758
Angus Chemical Co.(a)
02/15/2023	8.750%	165,000	168,676
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	185,000	176,974
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	183,000	172,904
Chemours Co. (The)
05/15/2023	6.625%	108,000	110,435
INEOS Group Holdings SA(a)
08/01/2024	5.625%	216,000	206,428
LYB International Finance BV
07/15/2043	5.250%	1,445,000	1,390,154
Olin Corp.
02/01/2030	5.000%	194,000	174,049
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	140,000	141,900
12/01/2025	5.875%	329,000	311,360
PQ Corp.(a)
11/15/2022	6.750%	331,000	340,807
12/15/2025	5.750%	236,000	227,772
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	283,000	274,459
Total			3,880,676
Construction Machinery 0.0%
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	126,000	124,129
United Rentals North America, Inc.
09/15/2026	5.875%	356,000	348,377
12/15/2026	6.500%	110,000	111,289
05/15/2027	5.500%	140,000	132,801
Total			716,596
Consumer Cyclical Services 0.0%
APX Group, Inc.
12/01/2022	7.875%	207,000	208,137
09/01/2023	7.625%	155,000	137,919
frontdoor, Inc.(a)
08/15/2026	6.750%	55,000	56,107
Total			402,163
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.1%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	87,000	87,010
Mattel, Inc.(a)
12/31/2025	6.750%	152,000	145,549
Prestige Brands, Inc.(a)
03/01/2024	6.375%	280,000	276,809
Resideo Funding, Inc.(a)
11/01/2026	6.125%	32,000	32,147
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	267,000	272,891
12/15/2026	5.250%	76,000	71,994
Spectrum Brands, Inc.
07/15/2025	5.750%	394,000	383,010
Total			1,269,410
Diversified Manufacturing 0.0%
Apergy Corp.(a)
05/01/2026	6.375%	311,000	314,698
Gates Global LLC/Co.(a)
07/15/2022	6.000%	133,000	132,310
SPX FLOW, Inc.(a)
08/15/2024	5.625%	116,000	112,532
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	39,000	38,823
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	188,000	200,749
Total			799,112
Electric 3.6%
AES Corp.
03/15/2023	4.500%	342,000	337,848
09/01/2027	5.125%	117,000	115,431
Appalachian Power Co.
05/15/2044	4.400%	4,635,000	4,436,349
Calpine Corp.
01/15/2025	5.750%	96,000	85,839
Calpine Corp.(a)
06/01/2026	5.250%	195,000	179,399
Clearway Energy Operating LLC
08/15/2024	5.375%	315,000	311,511
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	150,000	147,750
CMS Energy Corp.
03/01/2024	3.875%	1,590,000	1,582,500
02/15/2027	2.950%	95,000	86,488
08/15/2027	3.450%	1,325,000	1,261,256

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	4,570,000	4,115,317
DTE Energy Co.
10/01/2026	2.850%	7,942,000	7,204,792
Duke Energy Corp.
08/15/2027	3.150%	2,825,000	2,596,799
09/01/2046	3.750%	3,345,000	2,847,461
Duke Energy Progress LLC
03/30/2044	4.375%	1,635,000	1,601,770
09/15/2047	3.600%	1,385,000	1,191,808
Duke Energy Progress, Inc.
08/15/2045	4.200%	1,505,000	1,429,745
Emera U.S. Finance LP
06/15/2046	4.750%	9,190,000	8,572,763
Energuate Trust(a)
05/03/2027	5.875%	1,810,000	1,715,777
Indiana Michigan Power Co.
07/01/2047	3.750%	993,000	872,387
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	198,000	182,781
NRG Energy, Inc.
01/15/2027	6.625%	295,000	304,631
Pacific Gas & Electric Co.
12/01/2047	3.950%	5,500,000	4,425,047
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	227,000	225,125
Southern Co. (The)
07/01/2026	3.250%	6,293,000	5,840,898
07/01/2036	4.250%	1,275,000	1,185,217
07/01/2046	4.400%	5,338,000	4,901,405
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	194,000	173,730
Vistra Energy Corp.
11/01/2024	7.625%	83,000	88,060
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	66,820
WEC Energy Group, Inc.
06/15/2025	3.550%	700,000	682,133
Xcel Energy, Inc.
06/01/2025	3.300%	3,165,000	3,035,536
12/01/2026	3.350%	4,750,000	4,516,875
06/15/2028	4.000%	4,510,000	4,477,118
Total			70,798,366
Finance Companies 1.2%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	184,000	183,635
10/01/2023	5.125%	139,000	136,273
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	10,000,000	9,691,000
11/15/2035	4.418%	11,580,000	10,168,132
iStar, Inc.
04/01/2022	6.000%	169,000	168,589
Navient Corp.
06/15/2022	6.500%	602,000	613,527
06/15/2026	6.750%	190,000	181,494
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	20,000	19,841
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	286,000	281,680
Quicken Loans, Inc.(a)
05/01/2025	5.750%	308,000	296,789
Springleaf Finance Corp.
03/15/2023	5.625%	73,000	70,711
03/15/2025	6.875%	304,000	290,811
Unifin Financiera SAB de CV SOFOM ENR(a)
01/15/2025	7.000%	1,440,000	1,331,031
Total			23,433,513
Food and Beverage 2.4%
Anheuser-Busch InBev Finance, Inc.
02/01/2046	4.900%	12,793,000	12,034,452
B&G Foods, Inc.
04/01/2025	5.250%	226,000	215,252
Bacardi Ltd.(a)
05/15/2048	5.300%	10,345,000	9,613,453
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	112,000	95,891
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	168,000	153,504
Kraft Heinz Foods Co.
06/01/2046	4.375%	11,478,000	9,533,764
MHP SE(a)
05/10/2024	7.750%	1,515,000	1,494,054
Molson Coors Brewing Co.
07/15/2046	4.200%	7,513,000	6,335,390
Mondelez International, Inc.(a)
10/28/2019	1.625%	6,000,000	5,902,608
Post Holdings, Inc.(a)
03/01/2027	5.750%	540,000	515,700
01/15/2028	5.625%	92,000	86,494
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% 08/21/2020	2.762%	2,200,000	2,202,563
Total			48,183,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.2%
Boyd Gaming Corp.
05/15/2023	6.875%	198,000	205,732
08/15/2026	6.000%	217,000	210,588
Eldorado Resorts, Inc.
04/01/2025	6.000%	187,000	185,152
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	90,000	88,292
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%	35,000	35,429
International Game Technology PLC(a)
02/15/2022	6.250%	515,000	531,545
02/15/2025	6.500%	119,000	120,758
01/15/2027	6.250%	58,000	57,130
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	159,000	163,157
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	238,000	218,519
MGM Resorts International
03/15/2023	6.000%	506,000	513,172
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	192,000	178,871
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	185,000	184,097
Scientific Games International, Inc.
12/01/2022	10.000%	255,000	267,126
Scientific Games International, Inc.(a)
10/15/2025	5.000%	277,000	257,592
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	97,000	98,382
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	764,067	210,118
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	318,000	302,389
05/15/2027	5.250%	30,000	27,160
Total			3,855,209
Health Care 2.0%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	207,000	210,798
Avantor, Inc.(a)
10/01/2025	9.000%	90,000	90,859
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	3.353%	4,916,000	4,938,048
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
06/06/2027	3.700%	8,200,000	7,684,031
05/15/2044	4.875%	2,430,000	2,271,221
Cardinal Health, Inc.
06/15/2027	3.410%	4,920,000	4,455,611
06/15/2047	4.368%	3,200,000	2,698,451
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	348,000	340,214
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	99,000	98,772
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	131,000	120,466
CVS Health Corp.
03/25/2048	5.050%	8,165,000	7,951,991
DaVita, Inc.
07/15/2024	5.125%	43,000	40,996
05/01/2025	5.000%	181,000	171,135
HCA, Inc.
04/15/2025	5.250%	873,000	891,535
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	6,945,000	6,509,180
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	301,000	306,288
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	83,000	85,105
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	308,000	302,040
Tenet Healthcare Corp.
07/15/2024	4.625%	235,000	226,254
05/01/2025	5.125%	122,000	117,220
08/01/2025	7.000%	183,000	179,652
Total			39,689,867
Healthcare Insurance 0.5%
Centene Corp.
01/15/2025	4.750%	305,000	301,569
Centene Corp.(a)
06/01/2026	5.375%	332,000	336,974
Halfmoon Parent, Inc.(a)
12/15/2048	4.900%	8,305,000	7,871,828
UnitedHealth Group, Inc.
10/15/2047	3.750%	1,480,000	1,301,875
WellCare Health Plans, Inc.
04/01/2025	5.250%	308,000	307,219
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	158,000	157,814
Total			10,277,279

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.0%
Lennar Corp.
11/15/2024	5.875%	173,000	174,071
06/01/2026	5.250%	50,000	47,814
Meritage Homes Corp.
04/01/2022	7.000%	213,000	221,453
06/01/2025	6.000%	181,000	176,178
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	156,000	153,965
Total			773,481
Independent Energy 0.4%
Callon Petroleum Co.
10/01/2024	6.125%	91,000	88,733
07/01/2026	6.375%	340,000	337,367
Canadian Natural Resources Ltd.
06/30/2033	6.450%	855,000	982,445
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	238,000	233,849
Centennial Resource Production LLC(a)
01/15/2026	5.375%	50,000	48,873
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	148,000	142,622
Chesapeake Energy Corp.
10/01/2026	7.500%	192,000	188,153
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	377,000	358,538
Diamondback Energy, Inc.
05/31/2025	5.375%	153,000	152,242
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	22,000	22,602
01/30/2028	5.750%	368,000	379,210
Extraction Oil & Gas, Inc.(a)
02/01/2026	5.625%	80,000	68,070
Halcon Resources Corp.
02/15/2025	6.750%	355,000	322,784
Hess Corp.
02/15/2041	5.600%	945,000	904,828
04/01/2047	5.800%	3,000	2,932
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	190,000	179,555
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	281,000	275,343
Laredo Petroleum, Inc.
03/15/2023	6.250%	357,000	351,660
Matador Resources Co.(a)
09/15/2026	5.875%	185,000	181,770
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEG Energy Corp.(a)
01/15/2025	6.500%	45,000	46,587
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	408,000	393,959
10/15/2027	5.625%	70,000	69,023
PDC Energy, Inc.
09/15/2024	6.125%	262,000	250,244
SM Energy Co.
09/15/2026	6.750%	301,000	301,752
01/15/2027	6.625%	86,000	86,365
Whiting Petroleum Corp.
01/15/2026	6.625%	260,000	259,865
WPX Energy, Inc.
01/15/2022	6.000%	29,000	29,686
09/15/2024	5.250%	157,000	154,653
06/01/2026	5.750%	139,000	138,624
Total			6,952,334
Leisure 0.0%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	166,000	173,911
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	108,000	103,742
03/15/2026	5.625%	92,000	91,784
Viking Cruises Ltd.(a)
09/15/2027	5.875%	183,000	173,958
Total			543,395
Life Insurance 1.0%
Brighthouse Financial, Inc.
06/22/2047	4.700%	4,240,000	3,273,094
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/15/2065	4.500%	1,095,000	981,112
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	3,690,000	3,273,816
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,705,000	2,616,265
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	395,000	408,895
05/15/2047	4.270%	5,145,000	4,830,898
Voya Financial, Inc.
06/15/2026	3.650%	1,592,000	1,505,340
06/15/2046	4.800%	2,558,000	2,412,186
Total			19,301,606

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.0%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	32,000	32,258
Media and Entertainment 0.1%
Discovery Communications LLC
09/20/2047	5.200%	846,000	780,213
Match Group, Inc.
06/01/2024	6.375%	334,000	347,384
Netflix, Inc.(a)
04/15/2028	4.875%	439,000	402,743
11/15/2028	5.875%	430,000	422,460
05/15/2029	6.375%	80,000	80,389
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	369,000	370,352
Total			2,403,541
Metals and Mining 0.1%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	304,000	317,107
Constellium NV(a)
05/15/2024	5.750%	208,000	198,814
02/15/2026	5.875%	237,000	222,326
Freeport-McMoRan, Inc.
11/14/2024	4.550%	351,000	325,042
03/15/2043	5.450%	772,000	654,128
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	86,000	88,455
HudBay Minerals, Inc.(a)
01/15/2025	7.625%	447,000	449,395
Novelis Corp.(a)
08/15/2024	6.250%	52,000	51,240
09/30/2026	5.875%	230,000	216,754
Teck Resources Ltd.
07/15/2041	6.250%	391,000	390,582
Total			2,913,843
Midstream 1.6%
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	181,000	177,964
DCP Midstream Operating LP
07/15/2025	5.375%	124,000	125,584
04/01/2044	5.600%	128,000	115,848
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	143,000	141,431
Energy Transfer Equity LP
06/01/2027	5.500%	442,000	449,135
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Enterprise Products Operating LLC
02/15/2045	5.100%	1,837,000	1,826,648
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	360,000	362,405
Kinder Morgan, Inc.
02/15/2046	5.050%	8,580,000	8,051,618
MPLX LP
04/15/2048	4.700%	2,850,000	2,498,829
NGPL PipeCo LLC(a)
08/15/2022	4.375%	66,000	65,189
08/15/2027	4.875%	80,000	77,268
12/15/2037	7.768%	98,000	114,935
NuStar Logistics LP
04/28/2027	5.625%	159,000	151,993
Plains All American Pipeline LP/Finance Corp.
10/15/2023	3.850%	1,715,000	1,667,994
06/15/2044	4.700%	8,635,000	7,477,858
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	239,000	237,685
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	104,000	100,455
02/15/2026	5.500%	157,000	150,054
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	302,000	298,747
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	78,000	78,422
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	584,000	569,601
01/15/2028	5.000%	167,000	158,506
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	246,000	230,717
Williams Companies, Inc. (The)
09/15/2045	5.100%	6,450,000	6,096,895
Total			31,225,781
Natural Gas 0.8%
NiSource, Inc.
02/15/2023	3.850%	3,305,000	3,283,445
05/15/2047	4.375%	4,850,000	4,445,428
Sempra Energy
11/15/2020	2.850%	5,135,000	5,058,067
11/15/2025	3.750%	3,620,000	3,510,839
06/15/2027	3.250%	302,000	278,191
Total			16,575,970
Oil Field Services 0.1%
Calfrac Holdings LP(a)
06/15/2026	8.500%	91,000	81,900

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	134,000	132,061
Nabors Industries, Inc.
01/15/2023	5.500%	33,000	31,045
02/01/2025	5.750%	383,000	353,012
Rowan Companies, Inc.
01/15/2024	4.750%	105,000	90,380
SESI LLC
12/15/2021	7.125%	6,000	5,967
09/15/2024	7.750%	237,000	232,989
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	133,000	131,705
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	47,000	46,690
Transocean, Inc.(a)
01/15/2026	7.500%	105,000	103,026
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	245,000	247,576
Weatherford International Ltd.
02/15/2024	9.875%	213,000	166,466
Total			1,622,817
Other Industry 0.2%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	346,000	325,302
Massachusetts Institute of Technology
07/01/2114	4.678%	2,869,000	2,947,223
07/01/2116	3.885%	1,510,000	1,279,494
WeWork Companies, Inc.(a)
05/01/2025	7.875%	98,000	90,518
Total			4,642,537
Other REIT 0.0%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	159,000	158,939
03/15/2027	5.375%	369,000	366,932
Total			525,871
Packaging 0.1%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	501,000	469,133
BWAY Holding Co.(a)
04/15/2024	5.500%	35,000	33,596
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	155,000	149,375
Multi-Color Corp.(a)
11/01/2025	4.875%	182,000	168,110
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novolex (a)
01/15/2025	6.875%	93,000	86,938
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	159,000	159,046
Total			1,066,198
Pharmaceuticals 1.6%
AbbVie, Inc.
05/14/2020	2.500%	3,380,000	3,337,047
Allergan Funding SCS
03/15/2035	4.550%	2,805,000	2,631,323
Amgen, Inc.
05/22/2019	2.200%	15,367,000	15,305,824
05/01/2045	4.400%	1,805,000	1,642,431
06/15/2048	4.563%	2,383,000	2,190,487
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	105,000	103,425
03/15/2024	7.000%	9,000	9,432
04/15/2025	6.125%	296,000	272,304
11/01/2025	5.500%	239,000	234,623
04/01/2026	9.250%	360,000	377,865
01/31/2027	8.500%	53,000	54,177
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	158,000	148,343
Celgene Corp.
02/20/2048	4.550%	1,870,000	1,615,426
Gilead Sciences, Inc.
09/20/2019	1.850%	2,190,000	2,168,012
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	346,000	345,896
Johnson & Johnson
12/05/2033	4.375%	1,798,000	1,883,274
Total			32,319,889
Property & Casualty 0.1%
HUB International Ltd.(a)
05/01/2026	7.000%	260,000	253,956
Liberty Mutual Group, Inc.(a)
05/01/2042	6.500%	1,150,000	1,343,745
Total			1,597,701
Railroads 0.5%
Canadian National Railway Co.
02/03/2020	2.400%	5,115,000	5,070,392
CSX Corp.
05/30/2042	4.750%	1,335,000	1,318,256
11/01/2066	4.250%	4,481,000	3,808,716
Total			10,197,364

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	213,000	200,183
IRB Holding Corp.(a)
02/15/2026	6.750%	243,000	232,693
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	126,000	123,795
McDonald’s Corp.
12/09/2045	4.875%	2,790,000	2,775,062
Total			3,331,733
Retailers 0.1%
Cencosud SA(a)
02/12/2045	6.625%	880,000	861,279
L Brands, Inc.
11/01/2035	6.875%	105,000	89,252
Party City Holdings, Inc.(a)
08/01/2026	6.625%	54,000	52,483
Penske Automotive Group, Inc.
12/01/2024	5.375%	73,000	70,675
Total			1,073,689
Supermarkets 0.4%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	39,000	34,539
Kroger Co. (The)
04/15/2042	5.000%	1,527,000	1,434,531
02/01/2047	4.450%	830,000	721,177
01/15/2048	4.650%	6,723,000	6,004,788
Total			8,195,035
Technology 1.5%
Apple, Inc.
09/12/2027	2.900%	3,645,000	3,375,055
Ascend Learning LLC(a)
08/01/2025	6.875%	101,000	100,138
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	12,350,000	11,334,311
Camelot Finance SA(a)
10/15/2024	7.875%	391,000	386,626
CDK Global, Inc.
06/01/2027	4.875%	205,000	192,377
Cisco Systems, Inc.(b)
3-month USD LIBOR + 0.340% 09/20/2019	2.678%	7,345,000	7,364,494
Equinix, Inc.
01/15/2026	5.875%	473,000	479,614
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(a)
12/01/2023	7.000%	556,000	576,623
Gartner, Inc.(a)
04/01/2025	5.125%	347,000	343,926
Informatica LLC(a)
07/15/2023	7.125%	205,000	209,084
Iron Mountain, Inc.
08/15/2024	5.750%	108,000	105,723
Iron Mountain, Inc.(a)
03/15/2028	5.250%	175,000	157,263
NCR Corp.
12/15/2023	6.375%	192,000	191,472
Oracle Corp.
11/15/2047	4.000%	3,030,000	2,727,691
PTC, Inc.
05/15/2024	6.000%	220,000	225,563
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	326,000	303,972
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	76,000	75,495
11/15/2026	8.250%	264,000	256,635
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	152,000	155,113
Symantec Corp.(a)
04/15/2025	5.000%	409,000	388,181
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	139,000	132,047
Verscend Escrow Corp.(a)
08/15/2026	9.750%	87,000	87,089
Total			29,168,492
Tobacco 0.3%
BAT Capital Corp.(a)
08/14/2020	2.297%	5,505,000	5,388,800
Transportation Services 0.5%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	258,000	250,945
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	99,000	88,370
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	2,705,000	2,514,982
FedEx Corp.
04/01/2046	4.550%	7,780,000	7,164,213
Hertz Corp. (The)(a)
06/01/2022	7.625%	116,000	111,064
Total			10,129,574

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.6%
Altice France SA(a)
05/01/2026	7.375%	489,000	468,496
02/01/2027	8.125%	127,000	125,964
America Movil SAB de CV
03/30/2020	5.000%	8,090,000	8,251,832
SBA Communications Corp.
09/01/2024	4.875%	469,000	449,467
Sprint Corp.
02/15/2025	7.625%	832,000	865,322
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	584,000	615,539
02/01/2026	4.500%	172,000	161,145
02/01/2028	4.750%	286,000	264,550
Wind Tre SpA(a)
01/20/2026	5.000%	408,000	346,798
Total			11,549,113
Wirelines 0.7%
AT&T, Inc.
03/01/2037	5.250%	3,610,000	3,448,810
03/01/2047	5.450%	2,445,000	2,315,743
CenturyLink, Inc.
03/15/2022	5.800%	268,000	267,821
12/01/2023	6.750%	242,000	246,443
Frontier Communications Corp.
09/15/2022	10.500%	50,000	41,709
01/15/2023	7.125%	116,000	77,286
09/15/2025	11.000%	95,000	69,743
Frontier Communications Corp.(a)
04/01/2026	8.500%	127,000	118,106
Level 3 Financing, Inc.
05/01/2025	5.375%	191,000	186,801
Telecom Italia Capital SA
09/30/2034	6.000%	225,000	202,958
Telecom Italia SpA(a)
05/30/2024	5.303%	140,000	131,893
Verizon Communications, Inc.
08/10/2033	4.500%	5,615,000	5,448,538
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	768,000	752,802
Total			13,308,653
Total Corporate Bonds & Notes (Cost $540,035,403)			487,824,123

Foreign Government Obligations(n) 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 0.9%
Argentine Republic Government International Bond
01/26/2027	6.875%	12,000,000	9,979,872
Provincia de Buenos Aires(a)
06/15/2027	7.875%	2,800,000	2,203,130
Provincia de Cordoba(a)
06/10/2021	7.125%	5,800,000	5,365,336
08/01/2027	7.125%	1,300,000	1,001,269
Total			18,549,607
Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	660,000	679,739
Colombia 0.1%
Ecopetrol SA
09/18/2043	7.375%	820,000	913,032
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	785,000	781,110
Egypt 0.1%
Egypt Government International Bond(a)
01/31/2047	8.500%	1,015,000	955,940
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%	1,710,000	1,804,359
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%	2,510,000	2,331,130
Mexico 1.7%
Petroleos Mexicanos
03/13/2027	6.500%	18,241,000	17,656,084
09/21/2047	6.750%	19,151,000	16,425,698
Total			34,081,782
Paraguay 0.1%
Paraguay Government International Bond(a)
03/13/2048	5.600%	898,000	853,471
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	1,320,000	1,258,039
Sberbank of Russia Via SB Capital SA(a)
Subordinated
10/29/2022	5.125%	490,000	482,131
Total			1,740,170

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Foreign Government Obligations(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%	855,000	739,754
Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	1,690,000	1,577,319
Total Foreign Government Obligations (Cost $68,284,078)			65,007,413

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.1%
City of Chicago
Unlimited Tax General Obligation Bonds
Series 2011-C1
01/01/2035	7.781%	545,000	608,978
Series 2015B
01/01/2033	7.375%	415,000	448,113
Unlimited Tax General Obligation Refunding Bonds
Series 2014B
01/01/2044	6.314%	705,000	683,617
Total			1,740,708
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	840,000	1,030,083
Total Municipal Bonds (Cost $2,457,367)			2,770,791

Residential Mortgage-Backed Securities - Agency 33.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2021	9.000%	256	257
03/01/2022- 11/01/2026	8.500%	47,214	51,020
08/01/2024- 02/01/2025	8.000%	37,177	39,392
10/01/2028- 07/01/2032	7.000%	528,445	586,304
10/01/2031- 09/01/2033	6.000%	31,705	34,343
06/01/2033	5.500%	399,886	432,328
01/01/2046- 12/01/2046	3.500%	31,328,021	30,590,498
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/2046	4.000%	11,286,499	11,307,779
Federal Home Loan Mortgage Corp.(i)
11/13/2048	4.000%	18,000,000	18,002,302
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 3922 Class SH
1-month USD LIBOR + 5.900% 09/15/2041	3.621%	935,613	103,398
CMO Series 4097 Class ST
1-month USD LIBOR + 6.050% 08/15/2042	3.771%	2,150,666	318,932
CMO STRIPS Series 2012-278 Class S1
1-month USD LIBOR + 6.050% 09/15/2042	3.771%	3,490,816	470,818
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	3.691%	1,190,051	175,504
Federal Home Loan Mortgage Corp.(h)
CMO Series 4176 Class BI
03/15/2043	3.500%	2,651,282	500,666
CMO Series 4182 Class DI
05/15/2039	3.500%	7,377,412	763,496
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	1.429%	2,330,036	95,777
Federal National Mortgage Association
04/01/2023	8.500%	1,184	1,189
06/01/2024	9.000%	5,390	5,498
02/01/2025- 08/01/2027	8.000%	74,749	80,744
03/01/2026- 08/01/2032	7.000%	1,362,196	1,512,091
04/01/2027- 06/01/2032	7.500%	141,390	154,087
05/01/2029- 08/01/2038	6.000%	2,408,893	2,587,159
01/01/2031	2.500%	7,260,370	6,982,629
08/01/2034	5.500%	93,204	100,660
10/01/2040- 07/01/2041	4.500%	5,600,375	5,797,258
08/01/2043- 05/01/2048	4.000%	65,629,602	65,818,994
06/01/2045- 02/01/2048	3.500%	35,066,343	34,178,218
CMO Series 2017-72 Class B
09/25/2047	3.000%	16,082,592	15,606,986
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.415% 06/01/2032	3.915%	3,338	3,349
1-year CMT + 2.305% 07/01/2037	4.492%	113,993	113,558

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(i)
11/15/2033	2.500%	27,000,000	25,841,911
11/15/2033- 11/13/2048	3.000%	68,500,000	65,926,703
11/13/2048	3.500%	122,000,000	118,745,077
11/13/2048	4.000%	56,750,000	56,747,781
11/13/2048	4.500%	12,500,000	12,797,776
11/13/2048	5.000%	36,000,000	37,560,658
Federal National Mortgage Association(o)
11/01/2046	3.500%	28,174,076	27,587,204
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	3,896,454	569,445
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	3.619%	5,286,921	842,139
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	3.869%	2,997,903	466,294
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	3.719%	2,825,603	471,212
CMO Series 2017-109 Class SA
1-month USD LIBOR + 6.150% 01/25/2048	3.869%	9,545,577	1,703,735
CMO Series 2018-66 Class SM
1-month USD LIBOR + 6.200% 09/25/2048	3.919%	11,370,207	2,093,570
CMO Series 2018-67 MS Class MS
1-month USD LIBOR + 6.200% 09/25/2048	3.919%	9,928,726	1,855,980
CMO Series 2018-74 Class SA
1-month USD LIBOR + 6.150% 10/25/2048	3.869%	16,759,194	2,819,195
Government National Mortgage Association
12/15/2023- 07/20/2028	7.500%	114,164	122,090
02/15/2025	8.500%	13,305	14,471
01/15/2030	7.000%	171,283	192,154
Government National Mortgage Association(b)
1-year CMT + 1.500% 07/20/2025	2.750%	12,913	13,226
Government National Mortgage Association(i)
11/19/2048	3.500%	64,500,000	63,348,572
11/19/2048	4.500%	23,000,000	23,591,033
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	6,744,202	1,150,289
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(h)
CMO Series 2017-112 Class KS
1-month USD LIBOR + 6.200% 07/20/2047	3.920%	10,485,519	1,574,006
CMO Series 2017-149 Class BS
1-month USD LIBOR + 6.200% 10/20/2047	3.920%	15,218,621	2,633,458
CMO Series 2017-163 Class SA
1-month USD LIBOR + 6.200% 11/20/2047	3.920%	8,718,496	1,348,257
CMO Series 2018-103 Class SA
1-month USD LIBOR + 6.200% 08/20/2048	3.920%	11,915,148	1,942,412
CMO Series 2018-112 Class LS
1-month USD LIBOR + 6.200% 08/20/2048	3.920%	11,499,904	2,037,413
CMO Series 2018-121 Class SA
1-month USD LIBOR + 6.200% 09/20/2048	3.920%	8,655,982	1,644,424
CMO Series 2018-125 Class SK
1-month USD LIBOR + 6.250% 09/20/2048	3.970%	12,982,157	2,093,591
CMO Series 2018-134 Class KS
1-month USD LIBOR + 6.200% 10/20/2048	3.920%	11,000,000	1,554,417
CMO Series 2018-134 Class SK
1-month USD LIBOR + 6.200% 10/20/2048	3.920%	10,000,000	1,248,196
CMO Series 2018-89 Class MS
1-month USD LIBOR + 6.200% 06/20/2048	3.920%	11,173,564	1,894,470
CMO Series 2018-89 Class SM
1-month USD LIBOR + 6.200% 06/20/2048	3.920%	19,890,537	3,035,527
CMO Series 2018-91 Class DS
1-month USD LIBOR + 6.200% 07/20/2048	3.920%	13,884,132	2,004,476
Total Residential Mortgage-Backed Securities - Agency (Cost $674,093,671)			663,886,396

Residential Mortgage-Backed Securities - Non-Agency 21.8%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	1,148,874	1,152,113
CMO Series 2017-A Class A
04/25/2057	3.470%	3,384,154	3,381,519
Series 2017-B Class A
09/25/2056	3.163%	10,534,909	10,302,920

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	19

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Mortgage Trust(c),(d),(g)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	1,655	1,004
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-2 Class A3
07/27/2048	3.878%	4,616,339	4,607,370
Angel Oak Mortgage Trust I LLC(a),(c),(d),(g)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	4,795,000	4,724,993
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class A3
11/25/2047	2.986%	4,422,316	4,368,254
Arroyo Mortgage Trust(a),(g)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	6,431,142	6,380,708
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	5,290,869	5,250,182
ASG Resecuritization Trust(a),(g)
CMO Series 2009-2 Class G70
05/24/2036	3.484%	21,367	21,320
CMO Series 2009-2 Class G75
05/24/2036	3.484%	4,335,000	4,283,875
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	3,164,003	3,152,296
Bayview Opportunity Master Fund IV Trust(a)
CMO Series 2018-RN2 Class A1
02/25/2033	3.598%	4,967,182	4,954,764
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN1 Class A1
01/28/2033	3.278%	2,153,371	2,144,758
CMO Series 2018-RN3 Class A1
03/28/2033	3.672%	1,118,352	1,115,556
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	7,196,399	7,199,997
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	1,000,000	1,024,385
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.107%	1,880,195	1,874,865
BCAP LLC Trust(a)
CMO Series 2013-RR5 Class 3A1
09/26/2036	3.500%	598,832	597,142
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.231%	8,000,000	8,009,603
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.631%	4,000,000	4,016,567
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A1
12/01/2065	3.960%	2,750,346	2,749,183
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.031%	6,600,000	6,651,492
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	6,181,734	5,933,133
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	10,877,478	10,823,569
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% 09/25/2058	3.375%	13,000,000	12,963,470
Citigroup Mortgage Loan Trust(a),(g)
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	4,558,653	4,543,123
Citigroup Mortgage Loan Trust(a)
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.250%	8,500,000	8,285,277
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	4.239%	659,995	659,460
CMO Series 2013-2 Class 1A1
11/25/2037	4.600%	1,560	1,557
CMO Series 2014-12 Class 3A1
10/25/2035	4.169%	2,749,082	2,772,718
CMO Series 2014-C Class A
02/25/2054	3.250%	662,729	652,955
CMO Series 2015-A Class A4
06/25/2058	4.250%	1,787,331	1,801,278
CMO Series 2015-A Class B3
06/25/2058	4.500%	917,458	868,056
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	8,594,591	189,084
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	176,158	175,945
CMO Series 2018-1 Class A2
02/25/2048	2.981%	1,033,078	1,021,703
CMO Series 2018-3 Class A1
10/26/2048	3.692%	5,953,525	5,930,830

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust(a),(g)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	1,000,000	986,561
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2009-14R Class 4A9
10/26/2035	4.430%	4,642,106	4,796,729
CMO Series 2010-8R Class 1A5
03/26/2036	3.755%	4,500,000	4,515,282
CMO Series 2011-12R Class 3A1
07/27/2036	4.085%	849,832	852,417
CMO Series 2017-RPL3 Class A1
08/01/2057	4.000%	11,805,701	11,776,709
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	629,756	633,321
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	2,578,557	2,568,400
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	498,151
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	423,000	418,212
CMO Series 2018-1A Class M1
12/25/2057	3.939%	3,000,000	2,998,668
GCAT LLC(a)
CMO Series 2017-2 Class A1
04/25/2047	3.500%	2,376,160	2,361,904
CMO Series 2018-2 Class A1
06/26/2023	4.090%	10,503,455	10,477,197
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	19,843,924	19,311,361
JPMorgan Resecuritization Trust(a),(g)
CMO Series 2014-1 Class 1016
03/26/2036	3.951%	1,534,952	1,531,887
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	875,912	869,907
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	5,243,758	5,189,169
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	1,298,000	1,255,940
LVII Resecuritization Trust(a),(g)
Subordinated, CMO Series 2009-3 Class B3
11/27/2037	5.279%	8,000,000	8,145,669
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mill City Mortgage Loan Trust(a),(g)
CMO Series 2018-1 Class A1
05/25/2062	3.250%	2,442,099	2,407,233
Morgan Stanley Re-Remic Trust(a),(g)
CMO Series 2010-R1 Class 2B
07/26/2035	3.994%	225,425	224,982
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	4,130,916	4,115,063
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	8,793,832	8,728,385
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	3,517,533	3,502,283
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	6,199,164	6,120,454
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% 01/26/2036	2.736%	1,512,449	1,500,458
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2018-PLS2 Class A
02/25/2023	3.265%	4,944,556	4,907,534
Series 2018-PLS1 Class A
01/25/2023	3.193%	13,387,275	13,295,790
Series 2018-PLS1 Class C
01/25/2023	3.981%	8,979,270	8,876,111
Subordinated, CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	5,866,423	5,818,053
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	8,380,604	8,311,830
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.831%	5,000,000	5,013,812
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.531%	2,425,858	2,435,112
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	5.131%	9,800,000	9,904,650
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.866%	8,000,000	8,055,906
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	4,500,000	4,451,673

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	21

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-2A Class A1
08/25/2023	4.000%	9,318,507	9,304,529
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	8,878,422	8,806,922
CMO Series 2017-3A Class A2
11/25/2022	5.000%	3,000,000	2,946,000
CMO Series 2018-1A Class A1
04/25/2023	3.750%	8,785,602	8,701,193
Pretium Mortgage Credit Partners I LLC(a),(g)
CMO Series 2017-NPL3 Class A1
06/29/2032	3.250%	4,382,361	4,343,532
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	11,757,775	11,632,029
Pretium Mortgage Credit Partners LLC(a),(g)
CMO Series 2017-NPL5 Class A1
12/30/2032	3.327%	4,211,600	4,181,648
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	5,547,897	5,529,165
U.S. Residential Opportunity Fund IV Trust(a)
Series 2017-1III Class A
11/27/2037	3.352%	2,680,166	2,653,419
Vericrest Opportunity Loan Transferee LXX LLC(a),(g)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	8,230,268	8,230,276
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	7,289,460	7,278,264
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	16,450,000	16,467,180
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A1
11/25/2047	2.690%	8,902,557	8,792,449
Subordinated, CMO Series 2017-SG1A Class B1
11/25/2047	3.615%	3,000,000	2,961,534
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	12,628,892	12,574,296
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $438,763,546)			435,846,273

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.549%	123,000	122,539
Consumer Products 0.0%
Serta Simmons Bedding LLC(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.277%	171,615	132,840
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(p),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		69,802	70,325
8th Avenue Food & Provisions, Inc.(b),(p)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.049%	32,969	33,175
Total			103,500
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.274%	75,075	75,058
Property & Casualty 0.0%
Hub International Ltd.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.490%	83,790	83,502
Technology 0.1%
Ascend Learning LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.302%	28,710	28,728
Financial & Risk US Holdings, Inc./Refinitiv(a),(b),(p),(q)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		377,276	373,190
Misys Ltd./Almonde/Tahoe(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.886%	89,313	88,742
Total			490,660
Total Senior Loans (Cost $1,045,820)			1,008,099

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
U.S. Treasury Obligations 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2024	2.250%	25,461,000	24,359,889
08/15/2027	2.250%	6,872,500	6,403,519
Total U.S. Treasury Obligations (Cost $32,164,199)			30,763,408

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(r),(s)	63,675,401	63,669,033
Total Money Market Funds (Cost $63,669,033)		63,669,033
Total Investments in Securities (Cost: $2,492,526,486)		2,412,078,058
Other Assets & Liabilities, Net		(416,681,404)
Net Assets		1,995,396,654
At October 31, 2018, securities and/or cash totaling $15,177,672 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	2,435	12/2018	USD	290,941,324	—	(353,564)
U.S. Treasury 5-Year Note	1,448	12/2018	USD	163,345,405	—	(271,780)
U.S. Ultra Bond	474	12/2018	USD	73,536,014	—	(4,971,145)
Total					—	(5,596,489)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(742)	12/2018	EUR	(118,233,960)	—	(506,375)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(135,000,000)	(135,000,000)	3.00	1/04/2019	(394,875)	(333,896)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(135,000,000)	(135,000,000)	2.90	1/30/2019	(405,000)	(293,098)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(170,000,000)	(170,000,000)	2.75	2/20/2019	(501,500)	(104,125)
3-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(170,000,000)	(170,000,000)	2.75	2/22/2019	(527,000)	(109,072)
Total							(1,828,375)	(840,191)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	23

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(190,000,000)	(190,000,000)	3.10	12/04/2018	(1,083,000)	(2,601,423)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(120,000,000)	(120,000,000)	3.10	12/10/2018	(348,000)	(618,780)
Total							(1,431,000)	(3,220,203)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	4,600,000	315,132	(2,683)	275,117	—	37,332	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	8,000,000	548,056	(4,667)	526,158	—	17,231	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	7,000,000	479,549	(4,083)	460,388	—	15,078	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	8,000,000	548,057	(4,667)	528,932	—	14,458	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	8,000,000	548,055	(4,666)	546,639	—	—	(3,250)
Markit CMBX North America Index, Series 11 BBB-	Credit Suisse	11/18/2054	3.000	Monthly	USD	6,500,000	479,375	(3,792)	491,193	—	—	(15,610)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	548,056	(4,667)	521,645	—	21,744	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	2,000,000	137,014	(1,167)	126,914	—	8,933	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	4,600,000	315,132	(2,683)	352,930	—	—	(40,481)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	8,000,000	590,000	(4,667)	475,730	—	109,603	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	8,500,000	626,875	(4,958)	578,985	—	42,932	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	5,000,000	368,751	(2,917)	358,573	—	7,261	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	8,000,000	590,000	(4,667)	587,691	—	—	(2,358)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	4,000,000	294,999	(2,333)	301,697	—	—	(9,031)
Total								(52,617)	6,132,592	—	274,572	(70,730)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	Credit Suisse	01/17/2047	3.000	Monthly	4.510	USD	7,500,000	(469,725)	4,375	—	(610,408)	145,058	—
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	4.510	USD	3,000,000	(187,890)	1,750	—	(249,416)	63,276	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.384	USD	4,000,000	(553,084)	2,333	—	(545,690)	—	(5,061)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.510	USD	4,100,000	(256,783)	2,392	—	(443,000)	188,609	—
Total									10,850	—	(1,848,514)	396,943	(5,061)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	3.727	USD	56,860,000	577,776	—	—	577,776	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $1,140,292,421, which represents 57.15% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of October 31, 2018.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2018, the total value of these securities amounted to $13,622,439, which represents 0.68% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Represents a security purchased on a when-issued basis.
(j)	Non-income producing investment.
(k)	Negligible market value.
(l)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	25

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(m)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2018, the total value of these securities amounted to $41,069, which represents less than 0.01% of total net assets.
(n)	Principal and interest may not be guaranteed by the government.
(o)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(p)	The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(q)	Represents a security purchased on a forward commitment basis.
(r)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	97,258,162	514,625,058	(548,207,819)	63,675,401	1,918	158	606,717	63,669,033
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	1,158,921	—	—	1,158,921
Asset-Backed Securities — Non-Agency	—	403,767,351	13,450,221	—	417,217,572
Commercial Mortgage-Backed Securities - Agency	—	48,585,070	—	—	48,585,070
Commercial Mortgage-Backed Securities - Non-Agency	—	194,147,827	—	—	194,147,827
Common Stocks
Financials	65,466	—	—	—	65,466
Industrials	127,666	—	—	—	127,666
Total Common Stocks	193,132	—	—	—	193,132
Corporate Bonds & Notes	—	487,783,054	41,069	—	487,824,123
Foreign Government Obligations	—	65,007,413	—	—	65,007,413
Municipal Bonds	—	2,770,791	—	—	2,770,791
Residential Mortgage-Backed Securities - Agency	—	663,886,396	—	—	663,886,396
Residential Mortgage-Backed Securities - Non-Agency	—	431,120,276	4,725,997	—	435,846,273
Senior Loans	—	1,008,099	—	—	1,008,099
U.S. Treasury Obligations	30,763,408	—	—	—	30,763,408
Money Market Funds	—	—	—	63,669,033	63,669,033
Total Investments in Securities	30,956,540	2,299,235,198	18,217,287	63,669,033	2,412,078,058
Investments in Derivatives
Asset
Swap Contracts	—	1,249,291	—	—	1,249,291
Liability
Futures Contracts	(6,102,864)	—	—	—	(6,102,864)
Options Contracts Written	—	(4,060,394)	—	—	(4,060,394)
Swap Contracts	—	(75,791)	—	—	(75,791)
Total	24,853,676	2,296,348,304	18,217,287	63,669,033	2,403,088,300
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	27

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 04/30/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 10/31/2018 ($)
Asset-Backed Securities — Non-Agency	14,359,830	22,910	—	(673,498)	9,036,329	—	—	(9,295,350)	13,450,221
Common Stocks	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	35,482,021	(1,542)	(24,621)	(114,024)	4,794,954	(7,119,245)	—	(28,291,546)	4,725,997
Total	49,882,920	21,368	(24,621)	(787,522)	13,831,283	(7,119,245)	—	(37,586,896)	18,217,287
(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2018 was $(743,375), which is comprised of Asset-Backed Securities — Non-Agency of $(673,498) and Residential Mortgage-Backed Securities — Non-Agency of $(69,877).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds and common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Semiannual Report 2018

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,428,857,453)	$2,348,409,025
Affiliated issuers (cost $63,669,033)	63,669,033
Cash	2,333
Cash collateral held at broker for:
Options contracts written	3,505,000
Margin deposits on:
Swap contracts	2,948,405
Unrealized appreciation on swap contracts	671,515
Upfront payments on swap contracts	6,132,592
Receivable for:
Investments sold	34,576,527
Capital shares sold	5,198,020
Dividends	96,692
Interest	10,941,316
Foreign tax reclaims	77,175
Variation margin for futures contracts	151,277
Variation margin for swap contracts	184,503
Expense reimbursement due from Investment Manager	2,823
Prepaid expenses	10,527
Trustees’ deferred compensation plan	265,145
Other assets	15,126
Total assets	2,476,857,034
Liabilities
Option contracts written, at value (premiums received $3,259,375)	4,060,394
Unrealized depreciation on swap contracts	75,791
Upfront receipts on swap contracts	1,848,514
Payable for:
Investments purchased	27,807,471
Investments purchased on a delayed delivery basis	435,870,442
Capital shares purchased	4,427,406
Distributions to shareholders	5,109,221
Variation margin for futures contracts	1,600,631
Management services fees	26,802
Distribution and/or service fees	5,130
Transfer agent fees	237,136
Compensation of board members	3,260
Compensation of chief compliance officer	105
Other expenses	122,932
Trustees’ deferred compensation plan	265,145
Total liabilities	481,460,380
Net assets applicable to outstanding capital stock	$1,995,396,654
Represented by
Paid in capital	2,094,941,173
Total distributable earnings (loss)	(99,544,519)
Total - representing net assets applicable to outstanding capital stock	$1,995,396,654
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	29

Statement of Assets and Liabilities  (continued)
October 31, 2018 (Unaudited)
Class A
Net assets	$665,653,243
Shares outstanding	76,499,584
Net asset value per share	$8.70
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.97
Advisor Class
Net assets	$9,092,737
Shares outstanding	1,046,149
Net asset value per share	$8.69
Class C
Net assets	$18,837,078
Shares outstanding	2,164,793
Net asset value per share	$8.70
Institutional Class
Net assets	$989,146,768
Shares outstanding	113,628,750
Net asset value per share	$8.71
Institutional 2 Class
Net assets	$54,077,432
Shares outstanding	6,222,093
Net asset value per share	$8.69
Institutional 3 Class
Net assets	$254,427,830
Shares outstanding	29,225,097
Net asset value per share	$8.71
Class R
Net assets	$1,689,526
Shares outstanding	194,116
Net asset value per share	$8.70
Class T
Net assets	$2,472,040
Shares outstanding	284,196
Net asset value per share	$8.70
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$8.92
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,040,419
Dividends — affiliated issuers	606,717
Interest	37,859,363
Total income	39,506,499
Expenses:
Management services fees	5,053,752
Distribution and/or service fees
Class A	873,996
Class C	135,440
Class R	4,524
Class T	3,317
Transfer agent fees
Class A	506,232
Advisor Class	5,344
Class C	19,568
Institutional Class	752,576
Institutional 2 Class	8,371
Institutional 3 Class	9,253
Class R	1,309
Class T	1,920
Compensation of board members	18,834
Custodian fees	33,976
Printing and postage fees	87,372
Registration fees	72,344
Audit fees	28,721
Legal fees	25,688
Interest on collateral	36,550
Compensation of chief compliance officer	410
Other	30,570
Total expenses	7,710,067
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(504,990)
Expense reduction	(2,100)
Total net expenses	7,202,977
Net investment income	32,303,522
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(11,834,325)
Investments — affiliated issuers	1,918
Foreign currency translations	(1,243)
Futures contracts	(2,198,061)
Options purchased	5,028,500
Options contracts written	750,000
Swap contracts	1,440,109
Net realized loss	(6,813,102)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,233,343)
Investments — affiliated issuers	158
Futures contracts	(4,484,071)
Options purchased	(2,554,875)
Options contracts written	(801,019)
Swap contracts	178,002
Net change in unrealized appreciation (depreciation)	(29,895,148)
Net realized and unrealized loss	(36,708,250)
Net decrease in net assets resulting from operations	$(4,404,728)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	31

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment income	$32,303,522	$63,301,562
Net realized gain (loss)	(6,813,102)	12,081,779
Net change in unrealized appreciation (depreciation)	(29,895,148)	(66,904,220)
Net increase (decrease) in net assets resulting from operations	(4,404,728)	8,479,121
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,037,615)
Advisor Class	(95,433)
Class C	(199,297)
Institutional Class	(13,255,705)
Institutional 2 Class	(449,328)
Institutional 3 Class	(3,470,748)
Class R	(18,626)
Class T	(30,461)
Net investment income
Class A		(18,097,044)
Advisor Class		(408,283)
Class B		(7,150)
Class C		(714,362)
Institutional Class		(27,581,855)
Institutional 2 Class		(819,334)
Institutional 3 Class		(10,776,078)
Class K		(64,211)
Class R		(43,857)
Class T		(101,580)
Return of capital
Class A	—	(819,817)
Advisor Class	—	(13,542)
Class C	—	(31,069)
Institutional Class	—	(1,299,402)
Institutional 2 Class	—	(39,002)
Institutional 3 Class	—	(502,689)
Class K	—	(1,355)
Class R	—	(1,635)
Class T	—	(3,502)
Total distributions to shareholders	(25,557,213)	(61,325,767)
Decrease in net assets from capital stock activity	(77,117,297)	(304,454,198)
Total decrease in net assets	(107,079,238)	(357,300,844)
Net assets at beginning of period	2,102,475,892	2,459,776,736
Net assets at end of period	$1,995,396,654	$2,102,475,892
Undistributed (excess of distributions over) net investment income	$1,450,107	$(5,296,202)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,196,624	28,287,713	5,116,828	46,221,131
Distributions reinvested	886,539	7,826,244	2,040,194	18,410,244
Redemptions	(8,185,626)	(72,244,500)	(17,352,715)	(156,487,295)
Net decrease	(4,102,463)	(36,130,543)	(10,195,693)	(91,855,920)
Advisor Class
Subscriptions	390,737	3,437,120	474,552	4,268,927
Distributions reinvested	10,030	88,370	44,973	406,191
Redemptions	(117,055)	(1,033,227)	(1,758,241)	(15,708,706)
Net increase (decrease)	283,712	2,492,263	(1,238,716)	(11,033,588)
Class B
Subscriptions	—	—	92	836
Distributions reinvested	—	—	611	5,547
Redemptions	—	—	(244,307)	(2,222,352)
Net decrease	—	—	(243,604)	(2,215,969)
Class C
Subscriptions	72,445	638,946	416,508	3,753,789
Distributions reinvested	20,957	185,169	77,630	700,760
Redemptions	(2,341,625)	(20,739,531)	(1,545,579)	(13,926,923)
Net decrease	(2,248,223)	(19,915,416)	(1,051,441)	(9,472,374)
Institutional Class
Subscriptions	10,463,563	92,515,878	25,841,081	233,942,778
Distributions reinvested	988,653	8,732,395	1,985,971	17,919,936
Redemptions	(15,203,252)	(134,108,248)	(30,353,938)	(274,053,357)
Net decrease	(3,751,036)	(32,859,975)	(2,526,886)	(22,190,643)
Institutional 2 Class
Subscriptions	3,112,494	27,239,666	2,066,473	18,670,006
Distributions reinvested	50,954	449,099	95,154	857,131
Redemptions	(466,293)	(4,113,239)	(1,714,512)	(15,466,228)
Net increase	2,697,155	23,575,526	447,115	4,060,909
Institutional 3 Class
Subscriptions	1,211,063	10,630,828	5,131,929	46,517,075
Distributions reinvested	392,140	3,463,815	1,234,672	11,151,412
Redemptions	(3,197,531)	(28,206,654)	(24,787,528)	(221,125,812)
Net decrease	(1,594,328)	(14,112,011)	(18,420,927)	(163,457,325)
Class K
Subscriptions	—	—	19,347	175,445
Distributions reinvested	—	—	7,196	65,191
Redemptions	—	—	(397,724)	(3,553,499)
Net decrease	—	—	(371,181)	(3,312,863)
Class R
Subscriptions	37,087	327,908	99,064	896,388
Distributions reinvested	2,000	17,645	4,373	39,499
Redemptions	(30,290)	(266,166)	(170,808)	(1,549,815)
Net increase (decrease)	8,797	79,387	(67,371)	(613,928)
Class T
Subscriptions	—	—	24	213
Distributions reinvested	3,438	30,347	11,601	104,835
Redemptions	(31,441)	(276,875)	(494,017)	(4,467,545)
Net decrease	(28,003)	(246,528)	(482,392)	(4,362,497)
Total net decrease	(8,734,389)	(77,117,297)	(34,151,096)	(304,454,198)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$8.83	0.13	(0.16)	(0.03)	(0.10)	—	—	(0.10)
Year Ended 4/30/2018	$9.04	0.23	(0.22)	0.01	(0.21)	—	(0.01)	(0.22)
Year Ended 4/30/2017	$9.20	0.25	(0.04)	0.21	(0.23)	(0.14)	—	(0.37)
Year Ended 4/30/2016	$9.25	0.22	0.01 (g)	0.23	(0.17)	(0.11)	—	(0.28)
Year Ended 4/30/2015	$9.15	0.23	0.09	0.32	(0.22)	—	—	(0.22)
Year Ended 4/30/2014	$9.49	0.24	(0.31)	(0.07)	(0.21)	(0.06)	—	(0.27)
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$8.82	0.14	(0.16)	(0.02)	(0.11)	—	—	(0.11)
Year Ended 4/30/2018	$9.02	0.25	(0.21)	0.04	(0.23)	—	(0.01)	(0.24)
Year Ended 4/30/2017	$9.18	0.26	(0.02)	0.24	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.24	0.24	0.00 (g),(h)	0.24	(0.19)	(0.11)	—	(0.30)
Year Ended 4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—	—	(0.25)
Year Ended 4/30/2014	$9.48	0.27	(0.31)	(0.04)	(0.24)	(0.06)	—	(0.30)
Class C
Six Months Ended 10/31/2018 (Unaudited)	$8.83	0.10	(0.16)	(0.06)	(0.07)	—	—	(0.07)
Year Ended 4/30/2018	$9.04	0.16	(0.22)	(0.06)	(0.14)	—	(0.01)	(0.15)
Year Ended 4/30/2017	$9.20	0.18	(0.04)	0.14	(0.16)	(0.14)	—	(0.30)
Year Ended 4/30/2016	$9.25	0.15	0.01 (g)	0.16	(0.10)	(0.11)	—	(0.21)
Year Ended 4/30/2015	$9.15	0.17	0.09	0.26	(0.16)	—	—	(0.16)
Year Ended 4/30/2014	$9.49	0.19	(0.31)	(0.12)	(0.16)	(0.06)	—	(0.22)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$8.84	0.14	(0.16)	(0.02)	(0.11)	—	—	(0.11)
Year Ended 4/30/2018	$9.04	0.25	(0.21)	0.04	(0.23)	—	(0.01)	(0.24)
Year Ended 4/30/2017	$9.20	0.27	(0.03)	0.24	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.26	0.24	0.00 (g),(h)	0.24	(0.19)	(0.11)	—	(0.30)
Year Ended 4/30/2015	$9.15	0.25	0.11	0.36	(0.25)	—	—	(0.25)
Year Ended 4/30/2014	$9.49	0.27	(0.31)	(0.04)	(0.24)	(0.06)	—	(0.30)
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.82	0.15	(0.16)	(0.01)	(0.12)	—	—	(0.12)
Year Ended 4/30/2018	$9.03	0.26	(0.22)	0.04	(0.24)	—	(0.01)	(0.25)
Year Ended 4/30/2017	$9.18	0.27	(0.02)	0.25	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.24	0.25	0.00 (g),(h)	0.25	(0.20)	(0.11)	—	(0.31)
Year Ended 4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—	—	(0.25)
Year Ended 4/30/2014	$9.48	0.28	(0.31)	(0.03)	(0.25)	(0.06)	—	(0.31)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$8.70	(0.32%)	0.92% (c),(d)	0.86% (c),(d),(e)	2.95% (c)	113%	$665,653
Year Ended 4/30/2018	$8.83	0.08%	0.91%	0.86% (e)	2.51%	300%	$711,850
Year Ended 4/30/2017	$9.04	2.37%	0.89% (f)	0.84% (e),(f)	2.70%	379%	$820,441
Year Ended 4/30/2016	$9.20	2.58%	0.91%	0.86% (e)	2.39%	458%	$978,460
Year Ended 4/30/2015	$9.25	3.56%	0.92%	0.85% (e)	2.45%	316%	$1,248,168
Year Ended 4/30/2014	$9.15	(0.62%)	0.91%	0.85% (e)	2.67%	274%	$1,473,961
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$8.69	(0.20%)	0.67% (c),(d)	0.61% (c),(d),(e)	3.22% (c)	113%	$9,093
Year Ended 4/30/2018	$8.82	0.44%	0.66%	0.61% (e)	2.72%	300%	$6,726
Year Ended 4/30/2017	$9.02	2.63%	0.63% (f)	0.59% (e),(f)	2.87%	379%	$18,057
Year Ended 4/30/2016	$9.18	2.72%	0.66%	0.61% (e)	2.65%	458%	$8,265
Year Ended 4/30/2015	$9.24	3.82%	0.67%	0.60% (e)	2.70%	316%	$7,656
Year Ended 4/30/2014	$9.14	(0.38%)	0.67%	0.60% (e)	3.02%	274%	$7,477
Class C
Six Months Ended 10/31/2018 (Unaudited)	$8.70	(0.70%)	1.66% (c),(d)	1.61% (c),(d),(e)	2.15% (c)	113%	$18,837
Year Ended 4/30/2018	$8.83	(0.67%)	1.66%	1.61% (e)	1.75%	300%	$38,975
Year Ended 4/30/2017	$9.04	1.61%	1.64% (f)	1.59% (e),(f)	1.95%	379%	$49,380
Year Ended 4/30/2016	$9.20	1.81%	1.66%	1.61% (e)	1.65%	458%	$55,975
Year Ended 4/30/2015	$9.25	2.89%	1.67%	1.50% (e)	1.80%	316%	$60,605
Year Ended 4/30/2014	$9.15	(1.21%)	1.66%	1.45% (e)	2.07%	274%	$64,739
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$8.71	(0.20%)	0.66% (c),(d)	0.61% (c),(d),(e)	3.20% (c)	113%	$989,147
Year Ended 4/30/2018	$8.84	0.44%	0.66%	0.61% (e)	2.76%	300%	$1,037,101
Year Ended 4/30/2017	$9.04	2.63%	0.64% (f)	0.59% (e),(f)	2.94%	379%	$1,083,917
Year Ended 4/30/2016	$9.20	2.72%	0.66%	0.61% (e)	2.64%	458%	$1,078,815
Year Ended 4/30/2015	$9.26	3.93%	0.67%	0.60% (e)	2.69%	316%	$1,175,483
Year Ended 4/30/2014	$9.15	(0.37%)	0.66%	0.60% (e)	2.92%	274%	$1,289,621
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.69	(0.16%)	0.57% (c),(d)	0.54% (c),(d)	3.32% (c)	113%	$54,077
Year Ended 4/30/2018	$8.82	0.38%	0.58%	0.55%	2.82%	300%	$31,099
Year Ended 4/30/2017	$9.03	2.79%	0.54% (f)	0.54% (f)	2.99%	379%	$27,782
Year Ended 4/30/2016	$9.18	2.80%	0.55%	0.54%	2.73%	458%	$22,621
Year Ended 4/30/2015	$9.24	3.89%	0.55%	0.54%	2.74%	316%	$21,580
Year Ended 4/30/2014	$9.14	(0.28%)	0.51%	0.50%	3.15%	274%	$15,980
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.84	0.15	(0.16)	(0.01)	(0.12)	—	—	(0.12)
Year Ended 4/30/2018	$9.04	0.26	(0.21)	0.05	(0.24)	—	(0.01)	(0.25)
Year Ended 4/30/2017	$9.20	0.24	0.01 (g)	0.25	(0.27)	(0.14)	—	(0.41)
Year Ended 4/30/2016	$9.26	0.25	0.00 (g),(h)	0.25	(0.20)	(0.11)	—	(0.31)
Year Ended 4/30/2015	$9.16	0.26	0.10	0.36	(0.26)	—	—	(0.26)
Year Ended 4/30/2014	$9.49	0.29	(0.31)	(0.02)	(0.25)	(0.06)	—	(0.31)
Class R
Six Months Ended 10/31/2018 (Unaudited)	$8.83	0.12	(0.16)	(0.04)	(0.09)	—	—	(0.09)
Year Ended 4/30/2018	$9.04	0.20	(0.21)	(0.01)	(0.19)	—	(0.01)	(0.20)
Year Ended 4/30/2017	$9.20	0.22	(0.03)	0.19	(0.21)	(0.14)	—	(0.35)
Year Ended 4/30/2016	$9.26	0.19	0.01 (g)	0.20	(0.15)	(0.11)	—	(0.26)
Year Ended 4/30/2015	$9.15	0.20	0.11	0.31	(0.20)	—	—	(0.20)
Year Ended 4/30/2014	$9.49	0.22	(0.31)	(0.09)	(0.19)	(0.06)	—	(0.25)
Class T
Six Months Ended 10/31/2018 (Unaudited)	$8.83	0.13	(0.16)	(0.03)	(0.10)	—	—	(0.10)
Year Ended 4/30/2018	$9.03	0.23	(0.21)	0.02	(0.21)	—	(0.01)	(0.22)
Year Ended 4/30/2017	$9.21	0.26	(0.07)	0.19	(0.23)	(0.14)	—	(0.37)
Year Ended 4/30/2016	$9.26	0.22	0.01 (g)	0.23	(0.17)	(0.11)	—	(0.28)
Year Ended 4/30/2015	$9.16	0.23	0.09	0.32	(0.22)	—	—	(0.22)
Year Ended 4/30/2014	$9.50	0.24	(0.30)	(0.06)	(0.22)	(0.06)	—	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%	0.02%

(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$8.71	(0.14%)	0.53% (c),(d)	0.49% (c),(d)	3.32% (c)	113%	$254,428
Year Ended 4/30/2018	$8.84	0.55%	0.52%	0.50%	2.85%	300%	$272,332
Year Ended 4/30/2017	$9.04	2.74%	0.50% (f)	0.50% (f)	2.70%	379%	$445,184
Year Ended 4/30/2016	$9.20	2.85%	0.50%	0.49%	2.77%	458%	$18,086
Year Ended 4/30/2015	$9.26	3.94%	0.50%	0.49%	2.80%	316%	$18,249
Year Ended 4/30/2014	$9.16	(0.17%)	0.51%	0.50%	3.21%	274%	$15,642
Class R
Six Months Ended 10/31/2018 (Unaudited)	$8.70	(0.45%)	1.16% (c),(d)	1.11% (c),(d),(e)	2.70% (c)	113%	$1,690
Year Ended 4/30/2018	$8.83	(0.17%)	1.16%	1.11% (e)	2.24%	300%	$1,637
Year Ended 4/30/2017	$9.04	2.12%	1.14% (f)	1.09% (e),(f)	2.43%	379%	$2,284
Year Ended 4/30/2016	$9.20	2.21%	1.16%	1.11% (e)	2.13%	458%	$2,407
Year Ended 4/30/2015	$9.26	3.41%	1.17%	1.10% (e)	2.19%	316%	$2,769
Year Ended 4/30/2014	$9.15	(0.87%)	1.16%	1.10% (e)	2.43%	274%	$2,750
Class T
Six Months Ended 10/31/2018 (Unaudited)	$8.70	(0.32%)	0.92% (c),(d)	0.86% (c),(d),(e)	2.95% (c)	113%	$2,472
Year Ended 4/30/2018	$8.83	0.19%	0.91%	0.86% (e)	2.49%	300%	$2,756
Year Ended 4/30/2017	$9.03	2.15%	0.88% (f)	0.84% (e),(f)	2.81%	379%	$7,178
Year Ended 4/30/2016	$9.21	2.58%	0.91%	0.86% (e)	2.41%	458%	$562,638
Year Ended 4/30/2015	$9.26	3.56%	0.92%	0.85% (e)	2.45%	316%	$453,340
Year Ended 4/30/2014	$9.16	(0.62%)	0.91%	0.85% (e)	2.68%	274%	$507,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Semiannual Report 2018	37

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
38	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Total Return Bond Fund | Semiannual Report 2018	39

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
40	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
Columbia Total Return Bond Fund | Semiannual Report 2018	41

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
42	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Total Return Bond Fund | Semiannual Report 2018	43

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,249,291*
Credit risk	Upfront payments on swap contracts	6,132,592
Total		7,381,883

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	75,791*
Credit risk	Upfront receipts on swap contracts	1,848,514
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,102,864*
Interest rate risk	Options contracts written, at value	4,060,394
Total		12,087,563

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,440,109	1,440,109
Interest rate risk	(2,198,061)	750,000	5,028,500	—	3,580,439
Total	(2,198,061)	750,000	5,028,500	1,440,109	5,020,548

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	178,002	178,002
Interest rate risk	(4,484,071)	(801,019)	(2,554,875)	—	(7,839,965)
Total	(4,484,071)	(801,019)	(2,554,875)	178,002	(7,661,963)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	582,399,022
Futures contracts — short	124,669,863
Credit default swap contracts — buy protection	56,650,000
Credit default swap contracts — sell protection	45,030,000

44	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Derivative instrument	Average value ($)
Options contracts — purchased	659,382**
Options contracts — written	(2,763,367)*

*	Based on the ending quarterly outstanding amounts for the six months ended October 31, 2018.
**	Based on the ending daily outstanding amounts for the six months ended October 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid
Columbia Total Return Bond Fund | Semiannual Report 2018	45

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2018:
	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	184,503	184,503
OTC credit default swap contracts (c)	2,418,083	-	475,583	2,564,769	877,999	-	6,336,434
Total assets	2,418,083	-	475,583	2,564,769	877,999	184,503	6,520,937
Liabilities
Options contracts written	-	1,349,899	-	-	2,710,495	-	4,060,394
OTC credit default swap contracts (c)	-	-	465,350	186,140	805,142	-	1,456,632
Total liabilities	-	1,349,899	465,350	186,140	3,515,637	-	5,517,026
Total financial and derivative net assets	2,418,083	(1,349,899)	10,233	2,378,629	(2,637,638)	184,503	1,003,911
Total collateral received (pledged) (d)	2,112,000	(1,308,000)	10,233	2,310,000	(2,197,000)	-	927,233
Net amount (e)	306,083	(41,899)	-	68,629	(440,638)	184,503	76,678

46	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Total Return Bond Fund | Semiannual Report 2018	47

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between
48	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended October 31, 2018 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the six months ended October 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,898,254 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Total Return Bond Fund | Semiannual Report 2018	49

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
For the six months ended October 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.14
Class T	0.14
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $1,033. The liability remaining at October 31, 2018 for non-recurring charges associated with the lease amounted to $626 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
50	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	70,170
Class C	736
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.86%	0.86%
Advisor Class	0.61	0.61
Class C	1.61	1.61
Institutional Class	0.61	0.61
Institutional 2 Class	0.52	0.55
Institutional 3 Class	0.48	0.50
Class R	1.11	1.11
Class T	0.86	0.86
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,495,400,000	5,312,000	(91,491,000)	(86,179,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Total Return Bond Fund | Semiannual Report 2018	51

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	2,587,156	—	2,587,156
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at April 30, 2018 as arising on May 1, 2018.
Late year ordinary losses ($)	Post-October capital losses ($)
37,142	5,187,615
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,719,050,804 and $2,625,115,855, respectively, for the six months ended October 31, 2018, of which $2,084,454,635 and $1,919,749,445, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended October 31, 2018.
52	Columbia Total Return Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia Total Return Bond Fund | Semiannual Report 2018	53

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 15.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
54	Columbia Total Return Bond Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Total Return Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Total Return Bond Fund | Semiannual Report 2018	55

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the fiftieth, thirteenth and thirty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and fourth quintiles,
56	Columbia Total Return Bond Fund | Semiannual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia Total Return Bond Fund | Semiannual Report 2018	57

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
58	Columbia Total Return Bond Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund | Semiannual Report 2018	59

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Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR166_04_H01_(12/18)

SemiAnnual Report
October 31, 2018
Columbia Multi-Asset Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Multi-Asset Income Fund   |  Semiannual Report 2018

Columbia Multi-Asset Income Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Multi-Asset Income Fund (the Fund) seeks to provide shareholders with a high level of current income, with a secondary objective of total return.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	6 Months cumulative	1 Year	Life
Class A	Excluding sales charges	03/27/15	-0.36	-0.71	2.95
	Including sales charges		-5.13	-5.44	1.56
Advisor Class		03/27/15	-0.23	-0.46	3.21
Class C	Excluding sales charges	03/27/15	-0.74	-1.45	2.18
	Including sales charges		-1.70	-2.38	2.18
Institutional Class		03/27/15	-0.34	-0.56	3.21
Institutional 2 Class		03/27/15	-0.32	-0.53	3.25
Institutional 3 Class*		03/01/17	-0.29	-0.47	3.08
Class T	Excluding sales charges	03/27/15	-0.46	-0.81	2.95
	Including sales charges		-2.90	-3.27	2.22
Blended Benchmark			1.31	1.77	4.57
Bloomberg Barclays U.S. Aggregate Bond Index			-0.19	-2.05	0.77
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large capitalization U.S. stocks and its frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at October 31, 2018)
SPDR Blackstone/GSO Senior Loan ETF	4.7
SPDR Bloomberg Barclays Convertible Securities ETF	4.0
iShares US Preferred Stock ETF	4.0
Invesco S&P 500 High Dividend Low Volatility ETF	3.7
Credit Suisse AG 03/11/2019 14.000%	3.4
BNP Paribas Issuance BV 02/06/2019 14.777%	3.4
Barclays Bank PLC 11/09/2018 13.760%	3.4
Societe Generale SA 04/04/2019 14.610%	3.4
Deutsche Bank AG 12/07/2018 13.660%	3.3
HSBC Bank U.S.A. NA 01/17/2019 15.130%	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at October 31, 2018)
Asset-Backed Securities — Non-Agency	4.0
Commercial Mortgage-Backed Securities - Non-Agency	0.9
Common Stocks	10.9
Convertible Bonds	0.0 (a)
Convertible Preferred Stocks	0.3
Corporate Bonds & Notes	21.7
Equity-Linked Notes	19.1
Exchange-Traded Funds	17.6
Foreign Government Obligations	11.1
Limited Partnerships	0.0 (a)
Money Market Funds	4.8
Residential Mortgage-Backed Securities - Agency	0.8
Residential Mortgage-Backed Securities - Non-Agency	5.8
Senior Loans	0.3
U.S. Treasury Obligations	2.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Multi-Asset Income Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	996.40	1,020.62	4.58	4.63	0.91
Advisor Class	1,000.00	1,000.00	997.70	1,021.88	3.32	3.36	0.66
Class C	1,000.00	1,000.00	992.60	1,016.84	8.34	8.44	1.66
Institutional Class	1,000.00	1,000.00	996.60	1,021.88	3.32	3.36	0.66
Institutional 2 Class	1,000.00	1,000.00	996.80	1,022.13	3.07	3.11	0.61
Institutional 3 Class	1,000.00	1,000.00	997.10	1,022.38	2.82	2.85	0.56
Class T	1,000.00	1,000.00	995.40	1,020.62	4.58	4.63	0.91
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments
October 31, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.986%	500,000	505,277
Avant Loans Funding Trust(a)
Subordinated Series 2018-B Class B
07/15/2022	4.110%	280,000	280,130
CLUB Credit Trust(a)
Subordinated Series 2017-NP1 Class C
04/17/2023	5.130%	275,899	277,974
Conn’s Receivables Funding LLC(a)
Series 2017-B Class A
07/15/2020	2.730%	43,327	43,313
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	300,000	301,281
Consumer Loan Underlying Bond Credit Trust(a)
Series 2017-NP2 Class A
01/16/2024	2.550%	38,077	38,054
Series 2017-NP2 Class B
01/16/2024	3.500%	200,000	199,972
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	300,000	299,094
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
3-month USD LIBOR + 1.430% 10/15/2028	3.866%	500,000	500,695
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	250,000	250,060
Marlette Funding Trust(a)
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	206,000	204,688
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.139%	500,000	506,238
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.919%	500,000	496,826
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	200,000	199,314
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	500,000	504,662
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	750,000	751,220
Total Asset-Backed Securities — Non-Agency (Cost $5,361,210)			5,358,798

Commercial Mortgage-Backed Securities - Non-Agency 0.9%

Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	460,000	437,575
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	250,000	209,485
Independence Plaza Trust(a)
Series 2018-INDP Class C
07/10/2035	4.158%	250,000	245,264
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% 02/15/2032	4.380%	250,000	251,539
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $1,150,492)			1,143,863

Common Stocks 10.7%
Issuer	Shares	Value ($)
Communication Services 0.4%
Diversified Telecommunication Services 0.4%
AT&T, Inc.	6,200	190,216
BCE, Inc.	2,600	101,088
Verizon Communications, Inc.	5,300	302,577
Total		593,881
Total Communication Services		593,881
Consumer Discretionary 0.5%
Automobiles 0.1%
General Motors Co.	2,900	106,111
Hotels, Restaurants & Leisure 0.3%
Carnival Corp.	900	50,436
Extended Stay America, Inc.	2,500	40,700
Las Vegas Sands Corp.	1,300	66,339
McDonald’s Corp.	900	159,210
Six Flags Entertainment Corp.	800	43,088
Total		359,773
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products —%
Hasbro, Inc.	600	55,026
Specialty Retail 0.1%
Home Depot, Inc. (The)	400	70,352
Williams-Sonoma, Inc.	900	53,442
Total		123,794
Total Consumer Discretionary		644,704
Consumer Staples 1.0%
Beverages 0.2%
Molson Coors Brewing Co., Class B	1,200	76,800
PepsiCo, Inc.	2,300	258,474
Total		335,274
Food & Staples Retailing 0.1%
Walmart, Inc.	1,200	120,336
Food Products 0.1%
Kellogg Co.	1,100	72,028
Mondelez International, Inc., Class A	1,800	75,564
Total		147,592
Household Products 0.2%
Procter & Gamble Co. (The)	2,500	221,700
Tobacco 0.4%
Altria Group, Inc.	3,400	221,136
Philip Morris International, Inc.	3,300	290,631
Total		511,767
Total Consumer Staples		1,336,669
Energy 0.9%
Energy Equipment & Services 0.1%
Baker Hughes, Inc.	1,500	40,035
Helmerich & Payne, Inc.	800	49,832
Total		89,867
Oil, Gas & Consumable Fuels 0.8%
BP PLC, ADR	8,300	359,971
Chevron Corp.	3,000	334,950
ConocoPhillips	1,300	90,870
Suncor Energy, Inc.	4,900	163,219
Common Stocks (continued)
Issuer	Shares	Value ($)
Valero Energy Corp.	1,700	154,853
Williams Companies, Inc. (The)	2,700	65,691
Total		1,169,554
Total Energy		1,259,421
Financials 0.9%
Banks 0.6%
Bank of America Corp.	5,500	151,250
BB&T Corp.	2,000	98,320
JPMorgan Chase & Co.	2,100	228,942
PacWest Bancorp	1,300	52,806
Wells Fargo & Co.	5,300	282,119
Total		813,437
Capital Markets 0.1%
Ares Capital Corp.	3,000	51,480
Morgan Stanley	2,200	100,452
Total		151,932
Insurance 0.2%
MetLife, Inc.	1,900	78,261
Principal Financial Group, Inc.	1,800	84,726
Prudential Financial, Inc.	800	75,024
Total		238,011
Total Financials		1,203,380
Health Care 0.9%
Biotechnology 0.2%
AbbVie, Inc.	1,700	132,345
Gilead Sciences, Inc.	2,100	143,178
Total		275,523
Pharmaceuticals 0.7%
Bristol-Myers Squibb Co.	2,100	106,134
Johnson & Johnson	2,500	349,975
Merck & Co., Inc.	3,000	220,830
Pfizer, Inc.	7,500	322,950
Total		999,889
Total Health Care		1,275,412

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.4%
Aerospace & Defense 0.1%
Boeing Co. (The)	250	88,715
Lockheed Martin Corp.	300	88,155
Total		176,870
Airlines 0.1%
Delta Air Lines, Inc.	1,400	76,622
Machinery 0.1%
Caterpillar, Inc.	700	84,924
Ingersoll-Rand PLC	750	71,955
Total		156,879
Road & Rail 0.1%
Union Pacific Corp.	1,200	175,464
Total Industrials		585,835
Information Technology 0.9%
Communications Equipment 0.2%
Cisco Systems, Inc.	7,500	343,125
Electronic Equipment, Instruments & Components 0.1%
Corning, Inc.	3,600	115,020
IT Services 0.2%
Automatic Data Processing, Inc.	350	50,428
International Business Machines Corp.	1,400	161,602
Total		212,030
Semiconductors & Semiconductor Equipment 0.3%
Broadcom, Inc.	550	122,920
Intel Corp.	3,200	150,016
Lam Research Corp.	800	113,384
Maxim Integrated Products, Inc.	1,250	62,525
Total		448,845
Software 0.1%
Microsoft Corp.	1,000	106,810
Total Information Technology		1,225,830
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.2%
Chemicals 0.2%
DowDuPont, Inc.	2,600	140,192
Nutrien Ltd.	1,800	95,274
Total		235,466
Total Materials		235,466
Real Estate 4.1%
Equity Real Estate Investment Trusts (REITS) 4.1%
Alexandria Real Estate Equities, Inc.	3,397	415,215
Americold Realty Trust	6,863	169,859
Armada Hoffler Properties, Inc.	2,413	36,147
Ashford Hospitality Trust, Inc.	5,369	27,650
Brandywine Realty Trust	3,493	49,112
Chesapeake Lodging Trust	2,687	78,971
Coresite Realty Corp.	766	71,897
Digital Realty Trust, Inc.	4,355	449,697
Duke Realty Corp.	3,807	104,959
EastGroup Properties, Inc.	1,752	167,824
EPR Properties	3,067	210,826
Equinix, Inc.	130	49,236
Four Corners Property Trust, Inc.	2,513	65,539
Front Yard Residential Corp.	4,982	46,183
Gaming and Leisure Properties, Inc.	4,946	166,631
GEO Group, Inc. (The)	5,248	116,033
Getty Realty Corp.	3,363	90,229
Gladstone Commercial Corp.	2,091	39,708
Government Properties Income Trust	3,438	30,358
HCP, Inc.	6,062	167,008
Healthcare Trust of America, Inc., Class A	4,641	121,873
Highwoods Properties, Inc.	3,425	146,042
Host Hotels & Resorts, Inc.	7,641	146,020
Lexington Realty Trust	15,727	122,199
Life Storage, Inc.	978	92,089
MedEquities Realty Trust, Inc.	8,590	71,039
Medical Properties Trust, Inc.	8,592	127,677
Mid-America Apartment Communities, Inc.	1,085	106,015
One Liberty Properties, Inc.	3,170	82,198
Outfront Media, Inc.	1,960	34,731
Pebblebrook Hotel Trust	3,185	107,366

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Physicians Realty Trust	5,861	97,175
Ramco-Gershenson Properties Trust	8,698	115,510
Retail Properties of America, Inc., Class A	5,012	61,497
RLJ Lodging Trust	5,009	97,375
Sabra Health Care REIT, Inc.	8,344	180,648
Select Income REIT	4,124	77,985
Senior Housing Properties Trust	2,330	37,443
Spirit Realty Capital, Inc.	15,378	120,256
STAG Industrial, Inc.	10,883	287,964
STORE Capital Corp.	2,969	86,190
Sun Communities, Inc.	2,319	232,990
UDR, Inc.	3,064	120,078
Ventas, Inc.	1,229	71,331
Washington Prime Group, Inc.	17,946	114,854
WP Carey, Inc.	2,259	149,117
Total		5,560,744
Total Real Estate		5,560,744
Utilities 0.5%
Electric Utilities 0.3%
American Electric Power Co., Inc.	1,800	132,048
Edison International	800	55,512
Entergy Corp.	1,600	134,320
Xcel Energy, Inc.	2,200	107,822
Total		429,702
Multi-Utilities 0.2%
Ameren Corp.	1,500	96,870
DTE Energy Co.	500	56,200
NiSource, Inc.	3,100	78,616
Total		231,686
Total Utilities		661,388
Total Common Stocks (Cost $14,117,645)		14,582,730
Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.1%
AXA SA(a)
05/15/2021	7.250%	50,000	51,440
Total Convertible Bonds (Cost $50,369)			51,440

Convertible Preferred Stocks 0.3%
Issuer		Shares	Value ($)
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co.	6.125%	2,100	123,207
Total Health Care			123,207
Industrials —%
Machinery —%
Fortive Corp.	5.000%	70	68,755
Total Industrials			68,755
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Crown Castle International Corp.	6.875%	100	104,500
Total Real Estate			104,500
Utilities 0.1%
Electric Utilities —%
NextEra Energy, Inc.	6.123%	900	52,200
Multi-Utilities 0.1%
DTE Energy Co.	6.500%	2,000	106,660
Total Utilities			158,860
Total Convertible Preferred Stocks (Cost $457,716)			455,322

Corporate Bonds & Notes 21.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
Bombardier, Inc.(a)
12/01/2021	8.750%	56,000	60,397
01/15/2023	6.125%	39,000	38,580
12/01/2024	7.500%	51,000	51,778
03/15/2025	7.500%	27,000	27,010

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
07/15/2024	6.500%	46,000	46,540
05/15/2025	6.500%	85,000	84,560
06/15/2026	6.375%	201,000	196,915
Total			505,780
Automotive 0.0%
Delphi Technologies PLC(a)
10/01/2025	5.000%	62,000	55,906
Banking 0.4%
Agromercantil Senior Trust(a)
04/10/2019	6.250%	200,000	200,874
Ally Financial, Inc.
05/19/2022	4.625%	50,000	49,992
03/30/2025	4.625%	113,000	110,786
Banco Mercantil del Norte SA(a),(c)
Subordinated
10/04/2031	5.750%	200,000	182,665
Total			544,317
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	101,000	98,535
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	13,000	13,264
Total			111,799
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	132,000	130,698
05/15/2026	5.875%	87,000	84,402
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	18,000	18,270
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	168,000	150,748
Core & Main LP(a)
08/15/2025	6.125%	74,000	69,602
U.S. Concrete, Inc.
06/01/2024	6.375%	18,000	16,790
Total			470,510
Cable and Satellite 1.9%
Altice U.S. Finance I Corp.(a)
07/15/2023	5.375%	33,000	32,924
05/15/2026	5.500%	84,000	81,948
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	60,000	60,553
02/15/2026	5.750%	47,000	46,571
05/01/2026	5.500%	87,000	84,768
05/01/2027	5.125%	39,000	36,734
02/01/2028	5.000%	180,000	167,732
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/2021	5.125%	76,000	75,855
12/15/2021	5.125%	26,000	25,938
04/01/2028	7.500%	138,000	142,830
CSC Holdings LLC(a)
10/15/2025	6.625%	148,000	155,030
10/15/2025	10.875%	89,000	102,688
02/01/2028	5.375%	62,000	58,432
DISH DBS Corp.
06/01/2021	6.750%	66,000	66,681
11/15/2024	5.875%	21,000	17,844
07/01/2026	7.750%	267,000	236,656
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	72,000	71,552
Quebecor Media, Inc.
01/15/2023	5.750%	40,000	40,117
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	23,000	22,080
02/15/2025	6.625%	64,000	59,752
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	82,000	80,804
07/15/2026	5.375%	57,000	55,665
08/01/2027	5.000%	142,000	133,460
Unitymedia GmbH(a)
01/15/2025	6.125%	174,000	178,931
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	19,000	19,141
Videotron Ltd.
07/15/2022	5.000%	55,000	55,029
Virgin Media Finance PLC(a)
10/15/2024	6.000%	284,000	277,463
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	87,000	77,532
Ziggo BV(a)
01/15/2027	5.500%	199,000	182,185
Total			2,646,895
Chemicals 1.2%
Alpha 2 BV(a)
06/01/2023	8.750%	71,000	70,526
Angus Chemical Co.(a)
02/15/2023	8.750%	74,000	75,648

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	69,000	66,006
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	64,000	60,469
Chemours Co. (The)
05/15/2023	6.625%	31,000	31,699
05/15/2025	7.000%	73,000	75,082
Elementia SAB de CV(a)
01/15/2025	5.500%	200,000	185,506
INEOS Group Holdings SA(a)
08/01/2024	5.625%	79,000	75,499
Koppers, Inc.(a)
02/15/2025	6.000%	21,000	20,163
Olin Corp.
09/15/2027	5.125%	37,000	34,661
02/01/2030	5.000%	53,000	47,549
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	42,000	42,570
12/01/2025	5.875%	148,000	140,065
PQ Corp.(a)
11/15/2022	6.750%	122,000	125,615
12/15/2025	5.750%	56,000	54,048
SASOL Financing USA LLC
03/27/2024	5.875%	200,000	201,535
SPCM SA(a)
09/15/2025	4.875%	95,000	87,679
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	128,000	124,137
WR Grace & Co.(a)
10/01/2021	5.125%	60,000	60,434
Total			1,578,891
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	27,000	25,653
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	80,000	78,812
United Rentals North America, Inc.
10/15/2025	4.625%	30,000	27,764
12/15/2026	6.500%	60,000	60,703
05/15/2027	5.500%	95,000	90,115
01/15/2028	4.875%	89,000	80,115
Total			363,162
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2020	8.750%	44,000	43,112
12/01/2022	7.875%	85,000	85,467
09/01/2023	7.625%	40,000	35,592
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
frontdoor, Inc.(a)
08/15/2026	6.750%	24,000	24,483
Total			188,654
Consumer Products 0.5%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	25,000	25,003
Mattel, Inc.(a)
12/31/2025	6.750%	70,000	67,029
Prestige Brands, Inc.(a)
03/01/2024	6.375%	96,000	94,906
Resideo Funding, Inc.(a)
11/01/2026	6.125%	15,000	15,069
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	122,000	124,692
12/15/2026	5.250%	2,000	1,894
Spectrum Brands, Inc.
11/15/2022	6.625%	20,000	20,459
12/15/2024	6.125%	117,000	116,702
07/15/2025	5.750%	44,000	42,773
Valvoline, Inc.
07/15/2024	5.500%	64,000	63,600
08/15/2025	4.375%	59,000	54,427
Total			626,554
Diversified Manufacturing 0.3%
Apergy Corp.(a)
05/01/2026	6.375%	84,000	84,999
BWX Technologies, Inc.(a)
07/15/2026	5.375%	21,000	21,042
Gates Global LLC/Co.(a)
07/15/2022	6.000%	65,000	64,663
General Electric Co.(c)
Junior Subordinated
12/31/2049	5.000%	63,000	58,441
SPX FLOW, Inc.(a)
08/15/2024	5.625%	13,000	12,611
08/15/2026	5.875%	48,000	46,174
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	18,000	17,918
TriMas Corp.(a)
10/15/2025	4.875%	9,000	8,506
Welbilt, Inc.
02/15/2024	9.500%	23,000	24,886
WESCO Distribution, Inc.
06/15/2024	5.375%	64,000	61,874

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	31,000	33,102
Total			434,216
Electric 0.7%
AES Corp.
03/15/2023	4.500%	53,000	52,356
05/15/2026	6.000%	18,000	18,407
09/01/2027	5.125%	63,000	62,155
Calpine Corp.
02/01/2024	5.500%	66,000	59,954
Calpine Corp.(a)
06/01/2026	5.250%	46,000	42,320
Clearway Energy Operating LLC
08/15/2024	5.375%	100,000	98,892
09/15/2026	5.000%	58,000	53,965
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	70,000	68,950
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	70,000	64,620
NRG Energy, Inc.
05/01/2024	6.250%	27,000	27,606
05/15/2026	7.250%	16,000	17,031
01/15/2027	6.625%	74,000	76,416
NRG Energy, Inc.(a)
01/15/2028	5.750%	30,000	29,817
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	132,000	130,910
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	113,000	101,193
Vistra Energy Corp.
11/01/2024	7.625%	59,000	62,597
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	30,000	29,480
Total			996,669
Finance Companies 0.6%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	81,000	80,839
10/01/2023	5.125%	67,000	65,685
iStar, Inc.
04/01/2022	6.000%	54,000	53,869
Navient Corp.
03/25/2020	8.000%	7,000	7,309
10/26/2020	5.000%	99,000	99,006
07/26/2021	6.625%	39,000	40,169
06/15/2022	6.500%	82,000	83,570
06/15/2026	6.750%	88,000	84,060
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	8,000	7,937
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	78,000	76,822
Quicken Loans, Inc.(a)
05/01/2025	5.750%	72,000	69,379
01/15/2028	5.250%	49,000	43,615
Springleaf Finance Corp.
03/15/2023	5.625%	42,000	40,683
03/15/2025	6.875%	67,000	64,093
03/15/2026	7.125%	40,000	37,884
Total			854,920
Food and Beverage 0.8%
Aramark Services, Inc.(a)
02/01/2028	5.000%	45,000	42,680
B&G Foods, Inc.
06/01/2021	4.625%	30,000	29,834
04/01/2025	5.250%	102,000	97,149
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	51,000	43,665
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	78,000	71,270
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	25,000	24,464
11/01/2026	4.875%	94,000	90,764
MHP SA(a)
04/03/2026	6.950%	300,000	277,433
Post Holdings, Inc.(a)
03/01/2025	5.500%	24,000	23,225
08/15/2026	5.000%	117,000	107,843
03/01/2027	5.750%	212,000	202,460
01/15/2028	5.625%	39,000	36,666
Total			1,047,453
Gaming 1.0%
Boyd Gaming Corp.
05/15/2023	6.875%	31,000	32,211
04/01/2026	6.375%	20,000	19,848
08/15/2026	6.000%	50,000	48,523
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	38,000	35,335
Eldorado Resorts, Inc.
04/01/2025	6.000%	71,000	70,299
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	41,000	40,222
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%	23,000	23,282

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
International Game Technology PLC(a)
02/15/2022	6.250%	148,000	152,755
02/15/2025	6.500%	105,000	106,551
01/15/2027	6.250%	26,000	25,610
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	77,000	79,013
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	21,000	21,031
09/01/2026	4.500%	27,000	24,790
01/15/2028	4.500%	24,000	21,501
MGM Resorts International
12/15/2021	6.625%	98,000	102,578
03/15/2023	6.000%	92,000	93,304
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	53,000	49,376
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	28,000	27,863
Scientific Games International, Inc.
12/01/2022	10.000%	126,000	131,991
Scientific Games International, Inc.(a)
10/15/2025	5.000%	121,000	112,522
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	27,000	27,385
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	79,000	75,122
05/15/2027	5.250%	10,000	9,053
Total			1,330,165
Health Care 1.3%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	32,000	31,982
03/01/2024	6.500%	32,000	32,587
Avantor, Inc.(a)
10/01/2025	9.000%	42,000	42,401
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	98,000	95,807
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	25,000	24,942
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	68,000	62,532
DaVita, Inc.
07/15/2024	5.125%	52,000	49,577
05/01/2025	5.000%	46,000	43,493
HCA Healthcare, Inc.
Junior Subordinated
02/15/2021	6.250%	163,000	169,443
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/15/2020	6.500%	97,000	100,167
02/01/2025	5.375%	137,000	137,912
02/15/2026	5.875%	40,000	40,901
02/15/2027	4.500%	72,000	69,862
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	81,000	78,391
Hologic, Inc.(a)
10/15/2025	4.375%	15,000	14,066
02/01/2028	4.625%	31,000	28,329
IQVIA, Inc.(a)
05/15/2023	4.875%	42,000	41,637
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	140,000	142,459
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	47,000	48,192
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	83,000	81,394
Teleflex, Inc.
06/01/2026	4.875%	12,000	11,688
11/15/2027	4.625%	48,000	44,663
Tenet Healthcare Corp.
04/01/2021	4.500%	135,000	134,229
06/15/2023	6.750%	26,000	25,865
07/15/2024	4.625%	87,000	83,762
05/01/2025	5.125%	71,000	68,218
08/01/2025	7.000%	80,000	78,536
Total			1,783,035
Healthcare Insurance 0.4%
Centene Corp.
02/15/2024	6.125%	126,000	131,513
01/15/2025	4.750%	52,000	51,415
Centene Corp.(a)
06/01/2026	5.375%	120,000	121,798
WellCare Health Plans, Inc.
04/01/2025	5.250%	138,000	137,650
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	71,000	70,916
Total			513,292
Home Construction 0.4%
Lennar Corp.
04/30/2024	4.500%	137,000	130,214
11/15/2024	5.875%	121,000	121,749
Meritage Homes Corp.
04/01/2022	7.000%	72,000	74,857
06/01/2025	6.000%	59,000	57,428
06/06/2027	5.125%	28,000	24,689

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2021	5.250%	59,000	58,859
04/15/2023	5.875%	24,000	23,687
Total			491,483
Independent Energy 1.5%
Callon Petroleum Co.
10/01/2024	6.125%	31,000	30,228
07/01/2026	6.375%	94,000	93,272
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	93,000	91,378
Centennial Resource Production LLC(a)
01/15/2026	5.375%	29,000	28,346
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	42,000	40,474
Chesapeake Energy Corp.
10/01/2026	7.500%	88,000	86,237
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	128,000	121,732
Diamondback Energy, Inc.
05/31/2025	5.375%	25,000	24,876
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	13,000	13,356
01/30/2028	5.750%	125,000	128,808
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	46,000	43,121
02/01/2026	5.625%	39,000	33,184
Halcon Resources Corp.
02/15/2025	6.750%	146,000	132,751
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	47,000	44,416
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	72,000	70,551
Laredo Petroleum, Inc.
03/15/2023	6.250%	205,000	201,934
Matador Resources Co.(a)
09/15/2026	5.875%	85,000	83,516
MEG Energy Corp.(a)
01/15/2025	6.500%	19,000	19,670
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	31,000	31,848
01/15/2025	5.375%	49,000	47,848
08/15/2025	5.250%	72,000	69,522
10/15/2027	5.625%	96,000	94,660
PDC Energy, Inc.
09/15/2024	6.125%	108,000	103,154
05/15/2026	5.750%	27,000	24,775
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Range Resources Corp.
08/15/2022	5.000%	52,000	51,038
SM Energy Co.
06/01/2025	5.625%	19,000	18,278
09/15/2026	6.750%	116,000	116,290
01/15/2027	6.625%	41,000	41,174
Whiting Petroleum Corp.
01/15/2026	6.625%	69,000	68,964
WPX Energy, Inc.
01/15/2022	6.000%	32,000	32,757
09/15/2024	5.250%	80,000	78,804
06/01/2026	5.750%	35,000	34,905
Total			2,101,867
Leisure 0.2%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	43,000	45,049
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	57,000	54,477
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	41,000	39,384
03/15/2026	5.625%	24,000	23,944
LTF Merger Sub, Inc.(a)
06/15/2023	8.500%	37,000	38,355
Viking Cruises Ltd.(a)
09/15/2027	5.875%	70,000	66,541
Total			267,750
Lodging 0.2%
Grupo Posadas SAB de CV(a)
06/30/2022	7.875%	200,000	201,889
Hilton Domestic Operating Co., Inc.
09/01/2024	4.250%	35,000	33,585
Hilton Domestic Operating Co., Inc.(a)
05/01/2026	5.125%	19,000	18,571
Hilton Grand Vacations Borrower LLC/Inc.
12/01/2024	6.125%	27,000	27,272
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	14,000	14,113
Total			295,430
Media and Entertainment 0.5%
Match Group, Inc.
06/01/2024	6.375%	85,000	88,406
Netflix, Inc.
02/15/2025	5.875%	49,000	49,783

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.(a)
04/15/2028	4.875%	177,000	162,382
11/15/2028	5.875%	143,000	140,493
05/15/2029	6.375%	58,000	58,282
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	72,000	72,117
03/15/2025	5.875%	53,000	53,194
Total			624,657
Metals and Mining 0.8%
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	61,000	63,630
Constellium NV(a)
05/15/2024	5.750%	53,000	50,659
03/01/2025	6.625%	48,000	47,224
02/15/2026	5.875%	63,000	59,099
Freeport-McMoRan, Inc.
03/01/2022	3.550%	19,000	18,018
11/14/2024	4.550%	166,000	153,724
03/15/2043	5.450%	181,000	153,364
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	51,000	52,456
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	47,000	47,028
01/15/2025	7.625%	116,000	116,621
Novelis Corp.(a)
08/15/2024	6.250%	30,000	29,562
09/30/2026	5.875%	124,000	116,859
Teck Resources Ltd.(a)
06/01/2024	8.500%	48,000	52,096
Teck Resources Ltd.
07/15/2041	6.250%	192,000	191,795
Total			1,152,135
Midstream 1.2%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	64,000	62,641
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	83,000	81,608
DCP Midstream Operating LP
07/15/2025	5.375%	50,000	50,639
04/01/2044	5.600%	41,000	37,108
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	55,000	54,396
Energy Transfer Equity LP
06/01/2027	5.500%	204,000	207,293
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	143,000	143,955
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NGPL PipeCo LLC(a)
08/15/2022	4.375%	25,000	24,693
08/15/2027	4.875%	31,000	29,941
12/15/2037	7.768%	25,000	29,320
NuStar Logistics LP
04/28/2027	5.625%	58,000	55,444
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	64,000	63,648
Star Energy Geothermal Wayang Windu Ltd.(a)
04/24/2033	6.750%	196,600	176,975
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	27,000	26,080
02/15/2026	5.500%	75,000	71,682
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	22,000	22,157
01/15/2028	5.500%	73,000	72,214
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	32,000	30,747
02/01/2027	5.375%	135,000	131,671
01/15/2028	5.000%	203,000	192,676
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	28,000	28,151
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	64,000	60,024
Total			1,653,063
Oil Field Services 0.5%
Calfrac Holdings LP(a)
06/15/2026	8.500%	38,000	34,200
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	35,000	34,493
Nabors Industries, Inc.
01/15/2023	5.500%	37,000	34,808
02/01/2025	5.750%	149,000	137,334
Rowan Companies, Inc.
01/15/2024	4.750%	41,000	35,291
SESI LLC
12/15/2021	7.125%	3,000	2,983
09/15/2024	7.750%	109,000	107,155
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	38,000	37,630
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	19,000	18,875
Transocean, Inc.(a)
01/15/2026	7.500%	27,000	26,493
U.S.A. Compression Partners LP/Finance Corp.(a)
04/01/2026	6.875%	63,000	63,662

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weatherford International LLC(a)
03/01/2025	9.875%	9,000	7,061
Weatherford International Ltd.
06/15/2021	7.750%	44,000	36,575
06/15/2023	8.250%	12,000	9,192
02/15/2024	9.875%	32,000	25,009
Total			610,761
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.
02/01/2022	6.250%	33,000	33,352
Other Industry 0.1%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	74,000	69,573
WeWork Companies, Inc.(a)
05/01/2025	7.875%	37,000	34,175
Total			103,748
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	42,000	41,984
03/15/2027	5.375%	103,000	102,422
Total			144,406
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	39,000	38,011
05/15/2024	7.250%	137,000	137,872
02/15/2025	6.000%	92,000	86,148
Berry Global, Inc.
05/15/2022	5.500%	30,000	30,040
10/15/2022	6.000%	57,000	58,312
07/15/2023	5.125%	116,000	115,426
BWAY Holding Co.(a)
04/15/2024	5.500%	16,000	15,358
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	48,000	46,258
Multi-Color Corp.(a)
11/01/2025	4.875%	80,000	73,895
Novolex (a)
01/15/2025	6.875%	23,000	21,501
Owens-Brockway Glass Container, Inc.(a)
01/15/2025	5.375%	24,000	23,254
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	87,220	87,223
02/15/2021	6.875%	16,287	16,409
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	99,000	99,029
Total			848,736
Pharmaceuticals 0.5%
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	75,000	73,875
03/15/2024	7.000%	19,000	19,912
04/15/2025	6.125%	285,000	262,185
11/01/2025	5.500%	50,000	49,084
04/01/2026	9.250%	49,000	51,432
01/31/2027	8.500%	26,000	26,577
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	45,000	42,250
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	120,000	119,964
Total			645,279
Property & Casualty 0.1%
HUB International Ltd.(a)
05/01/2026	7.000%	70,000	68,373
Railroads 0.1%
BNSF Funding Trust I(c)
Junior Subordinated
12/15/2055	6.613%	155,000	170,013
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%	76,000	75,173
05/15/2024	4.250%	138,000	129,696
IRB Holding Corp.(a)
02/15/2026	6.750%	88,000	84,268
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	125,000	122,812
Total			411,949
Retailers 0.3%
Cencosud SA(a)
02/12/2045	6.625%	200,000	195,745
Hanesbrands, Inc.(a)
05/15/2024	4.625%	27,000	25,962
05/15/2026	4.875%	27,000	25,546
L Brands, Inc.
11/01/2035	6.875%	48,000	40,801
Party City Holdings, Inc.(a)
08/01/2026	6.625%	24,000	23,326
Penske Automotive Group, Inc.
12/01/2024	5.375%	36,000	34,853
Total			346,233

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	18,000	15,941
Technology 1.6%
Ascend Learning LLC(a)
08/01/2025	6.875%	33,000	32,718
Camelot Finance SA(a)
10/15/2024	7.875%	91,000	89,982
CDK Global, Inc.
06/01/2027	4.875%	60,000	56,306
Equinix, Inc.
01/01/2022	5.375%	120,000	122,443
01/15/2026	5.875%	130,000	131,818
05/15/2027	5.375%	20,000	19,800
First Data Corp.(a)
08/15/2023	5.375%	60,000	60,488
12/01/2023	7.000%	129,000	133,785
01/15/2024	5.000%	48,000	47,456
01/15/2024	5.750%	183,000	184,151
Gartner, Inc.(a)
04/01/2025	5.125%	132,000	130,830
Informatica LLC(a)
07/15/2023	7.125%	52,000	53,036
Iron Mountain, Inc.
08/15/2024	5.750%	41,000	40,136
Iron Mountain, Inc.(a)
09/15/2027	4.875%	41,000	36,567
03/15/2028	5.250%	23,000	20,669
MSCI, Inc.(a)
11/15/2024	5.250%	70,000	70,527
08/15/2025	5.750%	35,000	35,963
08/01/2026	4.750%	37,000	35,674
NCR Corp.
12/15/2023	6.375%	87,000	86,761
PTC, Inc.
05/15/2024	6.000%	72,000	73,821
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	110,000	102,567
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	35,000	34,767
11/15/2026	8.250%	120,000	116,652
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	85,000	86,741
Symantec Corp.(a)
04/15/2025	5.000%	133,000	126,230
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	80,000	75,998
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc.
05/01/2023	4.625%	104,000	104,004
07/15/2027	4.750%	43,000	40,523
Verscend Escrow Corp.(a)
08/15/2026	9.750%	38,000	38,039
Total			2,188,452
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	33,000	32,098
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	101,000	90,155
Hertz Corp. (The)(a)
06/01/2022	7.625%	70,000	67,021
Total			189,274
Wireless 1.2%
Altice France SA(a)
05/01/2026	7.375%	310,000	297,001
02/01/2027	8.125%	58,000	57,527
SBA Communications Corp.
09/01/2024	4.875%	281,000	269,297
Sprint Communications, Inc.(a)
03/01/2020	7.000%	158,000	163,900
Sprint Corp.
06/15/2024	7.125%	242,000	247,406
02/15/2025	7.625%	79,000	82,164
03/01/2026	7.625%	59,000	61,326
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	87,000	89,726
01/15/2026	6.500%	145,000	152,831
02/01/2026	4.500%	50,000	46,844
02/01/2028	4.750%	62,000	57,350
Wind Tre SpA(a)
01/20/2026	5.000%	161,000	136,849
Total			1,662,221
Wirelines 0.7%
CenturyLink, Inc.
03/15/2022	5.800%	86,000	85,942
04/01/2025	5.625%	189,000	181,313
Frontier Communications Corp.
09/15/2022	10.500%	26,000	21,689
01/15/2023	7.125%	55,000	36,644
09/15/2025	11.000%	47,000	34,504
Frontier Communications Corp.(a)
04/01/2026	8.500%	42,000	39,059
Level 3 Financing, Inc.
08/15/2022	5.375%	100,000	100,001

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	200,000	204,661
Telecom Italia Capital SA
09/30/2034	6.000%	105,000	94,714
Telecom Italia SpA(a)
05/30/2024	5.303%	23,000	21,668
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	149,000	146,051
Total			966,246
Total Corporate Bonds & Notes (Cost $29,929,092)			29,043,587

Equity-Linked Notes 18.8%
Issuer	Coupon Rate	Shares	Value ($)
Barclays Bank PLC(a),(d)
(linked to a basket of common stocks)
11/09/2018	13.760%	4,505	4,335,167
BNP Paribas Issuance BV(a),(d)
(linked to a basket of common stocks)
02/06/2019	14.777%	4,643	4,335,957
Credit Suisse AG(a),(d)
(linked to a basket of common stocks)
03/11/2019	14.000%	4,700	4,348,544
Deutsche Bank AG(a),(d)
(linked to a basket of common stocks)
12/07/2018	13.660%	4,562	4,163,519
HSBC Bank U.S.A. NA(a),(d)
(linked to a basket of common stocks)
01/17/2019	15.130%	4,572	4,134,076
Societe Generale SA(a),(d)
(linked to a basket of common stocks)
04/04/2019	14.610%	4,695	4,316,810
Total Equity-Linked Notes (Cost $27,677,000)			25,634,073

Exchange-Traded Funds 17.3%
	Shares	Value ($)
Invesco S&P 500 High Dividend Low Volatility ETF	116,091	4,672,663
iShares US Preferred Stock ETF	139,500	5,041,530
SPDR Blackstone/GSO Senior Loan ETF	127,414	5,991,006
SPDR Bloomberg Barclays Convertible Securities ETF	102,475	5,148,344
SPDR Portfolio Long Term Corporate Bond ETF	108,002	2,716,250
Total Exchange-Traded Funds (Cost $24,149,897)		23,569,793
Foreign Government Obligations(e),(f) 10.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 1.0%
Argentine Republic Government International Bond
04/22/2021	6.875%	200,000	191,530
04/22/2026	7.500%	200,000	174,179
01/26/2027	6.875%	200,000	166,331
Autonomous City of Buenos Aires Argentina(a)
06/01/2027	7.500%	250,000	219,743
Provincia de Buenos Aires(a)
03/16/2024	9.125%	295,000	264,130
06/15/2027	7.875%	200,000	157,366
Provincia de Cordoba(a)
06/10/2021	7.125%	150,000	138,759
Total			1,312,038
Belarus 0.2%
Republic of Belarus International Bond(a)
02/28/2030	6.200%	300,000	283,878
Brazil 0.9%
Brazilian Government International Bond
04/07/2026	6.000%	400,000	418,748
01/07/2041	5.625%	650,000	598,724
Petrobras Global Finance BV
01/27/2025	5.299%	222,000	211,961
Total			1,229,433
China 0.6%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	400,000	375,025
Syngenta Finance NV(a)
04/24/2028	5.182%	400,000	374,687
Total			749,712
Colombia 0.2%
Ecopetrol SA
01/16/2025	4.125%	100,000	95,233
06/26/2026	5.375%	200,000	201,704
Total			296,937
Croatia 0.3%
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%	400,000	416,432
Dominican Republic 0.9%
Banco de Reservas de la Republica Dominicana(a)
Subordinated
02/01/2023	7.000%	150,000	152,304
02/01/2023	7.000%	150,000	152,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Foreign Government Obligations(e),(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic International Bond(a)
01/29/2026	6.875%		400,000	419,291
04/20/2027	8.625%		300,000	339,303
07/19/2028	6.000%		200,000	198,101
Total				1,261,303
Egypt 0.5%
Egypt Government International Bond(a)
01/31/2022	6.125%		200,000	197,570
01/31/2027	7.500%		300,000	293,664
02/21/2048	7.903%		200,000	178,777
Total				670,011
El Salvador 0.2%
El Salvador Government International Bond(a)
01/18/2027	6.375%		320,000	287,147
Gabon 0.1%
Gabon Government International Bond(a)
12/12/2024	6.375%		200,000	182,358
Ghana 0.2%
Ghana Government International Bond(a)
10/14/2030	10.750%		200,000	239,700
Honduras 0.3%
Honduras Government International Bond(a)
03/15/2024	7.500%		200,000	211,036
01/19/2027	6.250%		200,000	199,590
Total				410,626
Hungary 0.2%
MFB Magyar Fejlesztesi Bank Zrt.(a)
10/21/2020	6.250%		200,000	208,665
Indonesia 0.9%
Perusahaan Listrik Negara PT(a)
05/21/2048	6.150%		200,000	194,288
PT Pertamina Persero(a)
05/03/2022	4.875%		400,000	406,387
05/27/2041	6.500%		300,000	303,825
PT Perusahaan Listrik Negara(a)
11/22/2021	5.500%		300,000	311,296
Total				1,215,796
Ivory Coast 0.4%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		200,000	185,748
03/22/2030	5.250%	EUR	200,000	207,965
06/15/2033	6.125%		200,000	173,093
Total				566,806
Foreign Government Obligations(e),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kazakhstan 0.5%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%	200,000	237,840
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	400,000	397,188
Total			635,028
Mexico 1.1%
Petroleos Mexicanos
06/02/2041	6.500%	1,800,000	1,540,461
Nigeria 0.2%
Nigeria Government International Bond(a)
02/16/2032	7.875%	200,000	192,125
Oman 0.2%
Oman Government International Bond(a)
01/17/2028	5.625%	300,000	285,503
Russian Federation 0.4%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	200,000	190,612
Russian Foreign Bond - Eurobond(a)
04/04/2022	4.500%	400,000	403,787
Total			594,399
Senegal 0.3%
Senegal Government International Bond(a)
07/30/2024	6.250%	200,000	195,241
05/23/2033	6.250%	220,000	190,346
Total			385,587
Serbia 0.2%
Serbia International Bond(a)
12/03/2018	5.875%	200,000	200,435
South Africa 0.2%
Republic of South Africa Government International Bond
06/22/2030	5.875%	300,000	282,401
Sri Lanka 0.1%
Sri Lanka Government International Bond(a)
05/11/2027	6.200%	200,000	171,528
Trinidad and Tobago 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/2019	9.750%	250,000	233,331
08/14/2019	9.750%	100,000	93,333
Total			326,664

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Foreign Government Obligations(e),(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 0.3%
Export Credit Bank of Turkey(a)
09/23/2021	5.000%	300,000	277,554
Turkey Government International Bond
03/25/2027	6.000%	200,000	180,341
Total			457,895
Ukraine 0.1%
Ukraine Government International Bond(a)
09/01/2026	7.750%	200,000	180,727
Venezuela 0.2%
Petroleos de Venezuela SA(a),(g)
05/16/2024	0.000%	1,329,556	230,646
11/15/2026	0.000%	120,724	20,857
Total			251,503
Total Foreign Government Obligations (Cost $16,169,343)			14,835,098

Limited Partnerships 0.0%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Energy Transfer Equity LP	64	995
Enterprise Products Partners LP	50	1,341
MPLX LP	50	1,680
Phillips 66 Partners LP	50	2,445
Total		6,461
Total Energy		6,461
Total Limited Partnerships (Cost $6,067)		6,461

Residential Mortgage-Backed Securities - Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 326 Class S2
1-month USD LIBOR + 5.950% 03/15/2044	3.671%	2,021,520	283,889
Federal Home Loan Mortgage Corp.(h)
CMO Series 4098 Class AI
05/15/2039	3.500%	1,825,874	189,865
CMO Series 4121 Class IA
01/15/2041	3.500%	1,296,074	170,027
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	243,634	32,390
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	3.619%	1,266,411	201,723
Federal National Mortgage Association(h),(i)
CMO Series 2016-62 Class AS
09/25/2046	1.573%	2,083,134	75,456
Government National Mortgage Association(b),(h)
CMO Series 2017-129 Class SA
1-month USD LIBOR + 6.200% 08/20/2047	3.920%	910,519	145,069
Total Residential Mortgage-Backed Securities - Agency (Cost $1,463,527)			1,098,419

Residential Mortgage-Backed Securities - Non-Agency 5.7%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	151,771	151,300
Angel Oak Mortgage Trust I LLC(a),(i)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	500,000	485,590
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	359,820	360,000
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.031%	300,000	302,341
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	404,287	397,163
CIM Trust(a),(i)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	472,934	470,590
Citigroup Mortgage Loan Trust, Inc.(a),(i)
CMO Series 2013-11 Class 3A3
09/25/2034	4.239%	164,999	164,865
CMO Series 2014-C Class A
02/25/2054	3.250%	662,729	652,955
CMO Series 2015-A Class B3
06/25/2058	4.500%	229,365	217,014
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	3,437,836	75,634
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	88,079	87,972

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	19

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 1A5
08/27/2037	4.000%	125,951	126,664
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	500,000	483,798
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	408,149	404,243
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	209,515	207,796
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	338,504	333,873
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.531%	142,697	143,242
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	5.131%	200,000	202,136
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.866%	400,000	402,795
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	500,000	494,630
Pretium Mortgage Credit Partners I(a)
CMO Series 2017-NPL2 Class A1
03/28/2057	3.250%	124,226	123,355
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2018-NPL1 Class A1
01/27/2033	3.375%	208,471	206,242
RBSSP Resecuritization Trust(a),(i)
CMO Series 2010-1 Class 3A2
08/26/2035	4.478%	190,368	194,292
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	250,000	250,261
Verus Securitization Trust(a)
CMO Series 2017-SG1A Class A3
11/25/2047	2.825%	287,179	283,560
CMO Series 2018-1 Class A2
02/25/2048	3.031%	358,868	358,746
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(i)
CMO Series 2018-INV1 Class A1
03/25/2058	3.633%	220,785	219,830
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $7,835,186)			7,800,887

Senior Loans 0.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(j)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.549%	56,000	55,790
Consumer Products 0.1%
Serta Simmons Bedding LLC(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.277%	90,615	70,142
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		31,460	31,696
8th Avenue Food & Provisions, Inc.(b),(j)
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.049%	15,270	15,365
Total			47,061
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(j)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.274%	19,500	19,496
Property & Casualty 0.0%
Hub International Ltd.(b),(j)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.490%	21,945	21,869
Technology 0.2%
Ascend Learning LLC(b),(j)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.302%	10,890	10,897

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Financial & Risk US Holdings, Inc./Refinitiv(a),(b),(j),(k)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		171,705	169,846
Hyland Software, Inc.(b),(j)
Tranche 3 1st Lien Term Loan
3-month USD LIBOR + 3.250% 07/01/2022	5.552%	15,262	15,335
Misys Ltd./Almonde/Tahoe(b),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.886%	32,629	32,420
Total			228,498
Total Senior Loans (Cost $462,930)			442,856

U.S. Treasury Obligations 2.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2029	5.250%	75,000	88,585
02/15/2031	5.375%	24,000	29,293
02/15/2036	4.500%	57,000	66,387
02/15/2037	4.750%	33,000	39,723
02/15/2038	4.375%	30,000	34,636
02/15/2039	3.500%	236,000	242,407
11/15/2039	4.375%	284,000	328,281
02/15/2041	4.750%	23,000	27,989
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2042	2.750%	527,000	471,450
05/15/2043	2.875%	361,000	329,297
05/15/2044	3.375%	419,000	417,086
08/15/2044	3.125%	163,000	155,249
11/15/2044	3.000%	163,000	151,705
02/15/2045	2.500%	94,000	79,216
02/15/2046	2.500%	840,000	704,493
08/15/2046	2.250%	67,000	53,081
11/15/2046	2.875%	20,000	18,090
02/15/2047	3.000%	65,000	60,271
05/15/2047	3.000%	37,000	34,275
08/15/2047	2.750%	91,000	80,074
11/15/2047	2.750%	41,000	36,054
02/15/2048	3.000%	66,000	61,044
05/15/2048	3.125%	42,000	39,825
Total U.S. Treasury Obligations (Cost $4,127,468)			3,548,511

Money Market Funds 4.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.279%(l),(m)	6,432,141	6,431,498
Total Money Market Funds (Cost $6,431,514)		6,431,498
Total Investments in Securities (Cost: $139,389,456)		134,003,336
Other Assets & Liabilities, Net		2,203,771
Net Assets		136,207,107

At October 31, 2018, securities and/or cash totaling $1,379,940 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
200,000 EUR	231,548 USD	Credit Suisse	11/26/2018	4,585	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 E-mini	108	12/2018	USD	14,639,940	—	(1,081,617)
U.S. Treasury 10-Year Note	77	12/2018	USD	9,200,198	—	(112,762)
U.S. Ultra Bond	72	12/2018	USD	11,170,027	—	(755,027)
Total					—	(1,949,406)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	21

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	7,634,000	34,615	—	—	34,615	—
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	USD	7,142,000	74,888	—	—	74,888	—
Total							109,503	—	—	109,503	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $67,208,349, which represents 49.34% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of October 31, 2018.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2018.
(d)	By investing in the equity-linked note, the Fund gains exposure to the underlying investments that make up the custom basket without having to own the underlying investments directly. The components of the basket are available on the Columbia Multi-Asset Income Fund’s page of columbiathreadneedleus.com website.
(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(f)	Principal and interest may not be guaranteed by the government.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2018, the total value of these securities amounted to $251,503, which represents 0.18% of total net assets.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2018.
(j)	The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(k)	Represents a security purchased on a forward commitment basis.
(l)	The rate shown is the seven-day current annualized yield at October 31, 2018.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended October 31, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.279%
	4,743,524	43,580,583	(41,891,966)	6,432,141	(774)	65	77,666	6,431,498
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	23

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	5,358,798	—	—	5,358,798
Commercial Mortgage-Backed Securities - Non-Agency	—	1,143,863	—	—	1,143,863
Common Stocks
Communication Services	593,881	—	—	—	593,881
Consumer Discretionary	644,704	—	—	—	644,704
Consumer Staples	1,336,669	—	—	—	1,336,669
Energy	1,259,421	—	—	—	1,259,421
Financials	1,203,380	—	—	—	1,203,380
Health Care	1,275,412	—	—	—	1,275,412
Industrials	585,835	—	—	—	585,835
Information Technology	1,225,830	—	—	—	1,225,830
Materials	235,466	—	—	—	235,466
Real Estate	5,560,744	—	—	—	5,560,744
Utilities	661,388	—	—	—	661,388
Total Common Stocks	14,582,730	—	—	—	14,582,730
Convertible Bonds	—	51,440	—	—	51,440
Convertible Preferred Stocks
Health Care	123,207	—	—	—	123,207
Industrials	68,755	—	—	—	68,755
Real Estate	104,500	—	—	—	104,500
Utilities	158,860	—	—	—	158,860
Total Convertible Preferred Stocks	455,322	—	—	—	455,322
Corporate Bonds & Notes	—	29,043,587	—	—	29,043,587
Equity-Linked Notes	—	25,634,073	—	—	25,634,073
Exchange-Traded Funds	23,569,793	—	—	—	23,569,793
Foreign Government Obligations	—	14,835,098	—	—	14,835,098
Limited Partnerships
Energy	6,461	—	—	—	6,461
Residential Mortgage-Backed Securities - Agency	—	1,098,419	—	—	1,098,419
Residential Mortgage-Backed Securities - Non-Agency	—	7,800,887	—	—	7,800,887
Senior Loans	—	442,856	—	—	442,856
U.S. Treasury Obligations	3,548,511	—	—	—	3,548,511
Money Market Funds	—	—	—	6,431,498	6,431,498
Total Investments in Securities	42,162,817	85,409,021	—	6,431,498	134,003,336
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	4,585	—	—	4,585
Swap Contracts	—	109,503	—	—	109,503
Liability
Futures Contracts	(1,949,406)	—	—	—	(1,949,406)
Total	40,213,411	85,523,109	—	6,431,498	132,168,018
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
October 31, 2018 (Unaudited)
Fair value measurements  (continued)
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) show(s) transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
506,790	—	—	506,790
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	25

Statement of Assets and Liabilities
October 31, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $132,957,942)	$127,571,838
Affiliated issuers (cost $6,431,514)	6,431,498
Margin deposits on:
Futures contracts	966,450
Swap contracts	413,490
Unrealized appreciation on forward foreign currency exchange contracts	4,585
Receivable for:
Investments sold	45,066
Capital shares sold	175
Dividends	39,528
Interest	1,028,704
Foreign tax reclaims	7,337
Variation margin for futures contracts	139,320
Variation margin for swap contracts	5,053
Expense reimbursement due from Investment Manager	1,176
Prepaid expenses	701
Trustees’ deferred compensation plan	17,104
Total assets	136,672,025
Liabilities
Due to custodian	82
Payable for:
Investments purchased	40,177
Investments purchased on a delayed delivery basis	202,657
Capital shares purchased	1,798
Variation margin for futures contracts	111,969
Variation margin for swap contracts	23,175
Management services fees	2,457
Distribution and/or service fees	48
Transfer agent fees	599
Compensation of board members	513
Compensation of chief compliance officer	5
Other expenses	64,334
Trustees’ deferred compensation plan	17,104
Total liabilities	464,918
Net assets applicable to outstanding capital stock	$136,207,107
Represented by
Paid in capital	147,428,287
Total distributable earnings (loss)	(11,221,180)
Total - representing net assets applicable to outstanding capital stock	$136,207,107
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Statement of Assets and Liabilities  (continued)
October 31, 2018 (Unaudited)
Class A
Net assets	$1,939,595
Shares outstanding	211,854
Net asset value per share	$9.16
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.62
Advisor Class
Net assets	$607,638
Shares outstanding	66,364
Net asset value per share	$9.16
Class C
Net assets	$1,277,434
Shares outstanding	139,503
Net asset value per share	$9.16
Institutional Class
Net assets	$1,742,825
Shares outstanding	190,274
Net asset value per share	$9.16
Institutional 2 Class
Net assets	$57,257
Shares outstanding	6,251
Net asset value per share	$9.16
Institutional 3 Class
Net assets	$130,573,199
Shares outstanding	14,288,229
Net asset value per share	$9.14
Class T
Net assets	$9,159
Shares outstanding	1,000
Net asset value per share	$9.16
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.39
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	27

Statement of Operations
Six Months Ended October 31, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$879,690
Dividends — affiliated issuers	77,666
Interest	3,586,892
Foreign taxes withheld	(3,772)
Total income	4,540,476
Expenses:
Management services fees	460,544
Distribution and/or service fees
Class A	1,918
Class C	5,220
Class T	12
Transfer agent fees
Class A	1,042
Advisor Class	356
Class C	709
Institutional Class	1,154
Institutional 2 Class	10
Institutional 3 Class	4,798
Class T	7
Compensation of board members	7,851
Custodian fees	33,170
Printing and postage fees	4,748
Registration fees	49,227
Audit fees	22,168
Legal fees	1,713
Compensation of chief compliance officer	27
Other	6,030
Total expenses	600,704
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(202,063)
Total net expenses	398,641
Net investment income	4,141,835
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,248,714)
Investments — affiliated issuers	(774)
Foreign currency translations	644
Forward foreign currency exchange contracts	19,911
Futures contracts	724,105
Swap contracts	(97,026)
Net realized loss	(601,854)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,969,342)
Investments — affiliated issuers	65
Foreign currency translations	(437)
Forward foreign currency exchange contracts	(1,685)
Futures contracts	(1,141,963)
Swap contracts	168,669
Net change in unrealized appreciation (depreciation)	(3,944,693)
Net realized and unrealized loss	(4,546,547)
Net decrease in net assets resulting from operations	$(404,712)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Statement of Changes in Net Assets
	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018
Operations
Net investment income	$4,141,835	$7,714,706
Net realized gain (loss)	(601,854)	97,829
Net change in unrealized appreciation (depreciation)	(3,944,693)	(4,366,020)
Net increase (decrease) in net assets resulting from operations	(404,712)	3,446,515
Distributions to shareholders
Net investment income and net realized gains
Class A	(56,576)
Advisor Class	(18,987)
Class C	(34,185)
Institutional Class	(64,904)
Institutional 2 Class	(1,090)
Institutional 3 Class	(5,178,674)
Class T	(355)
Net investment income
Class A		(57,443)
Advisor Class		(14,947)
Class C		(37,663)
Institutional Class		(72,821)
Institutional 2 Class		(600)
Institutional 3 Class		(6,637,057)
Class T		(463)
Total distributions to shareholders	(5,354,771)	(6,820,994)
Increase in net assets from capital stock activity	6,674,764	8,077,665
Total increase in net assets	915,281	4,703,186
Net assets at beginning of period	135,291,826	130,588,640
Net assets at end of period	$136,207,107	$135,291,826
Undistributed net investment income	$453,854	$1,666,790
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	29

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	October 31, 2018 (Unaudited)		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	70,657	667,972	80,602	790,736
Distributions reinvested	5,881	55,966	5,813	56,747
Redemptions	(10,882)	(104,649)	(21,968)	(216,153)
Net increase	65,656	619,289	64,447	631,330
Advisor Class
Subscriptions	35,231	337,406	26,344	258,014
Distributions reinvested	1,957	18,621	1,481	14,459
Redemptions	(8,726)	(83,373)	(6,256)	(60,557)
Net increase	28,462	272,654	21,569	211,916
Class C
Subscriptions	49,205	467,356	55,099	538,383
Distributions reinvested	3,482	33,148	3,741	36,547
Redemptions	(19,916)	(192,305)	(20,395)	(199,398)
Net increase	32,771	308,199	38,445	375,532
Institutional Class
Subscriptions	23,084	219,625	24,168	235,373
Distributions reinvested	6,348	60,509	6,893	67,322
Redemptions	(3,682)	(34,513)	(7,872)	(77,162)
Net increase	25,750	245,621	23,189	225,533
Institutional 2 Class
Subscriptions	5,175	49,985	—	—
Distributions reinvested	76	721	11	109
Redemptions	—	—	(330)	(3,304)
Net increase (decrease)	5,251	50,706	(319)	(3,195)
Institutional 3 Class
Distributions reinvested	544,428	5,178,295	680,793	6,636,549
Net increase	544,428	5,178,295	680,793	6,636,549
Total net increase	702,318	6,674,764	828,124	8,077,665
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Multi-Asset Income Fund | Semiannual Report 2018

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Columbia Multi-Asset Income Fund | Semiannual Report 2018	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 10/31/2018 (Unaudited)	$9.54	0.27	(0.30)	(0.03)	(0.35)	(0.35)
Year Ended 4/30/2018	$9.78	0.53	(0.31)	0.22	(0.46)	(0.46)
Year Ended 4/30/2017	$9.43	0.56	0.26	0.82	(0.47)	(0.47)
Year Ended 4/30/2016	$10.05	0.57	(0.65)	(0.08)	(0.54)	(0.54)
Year Ended 4/30/2015(d)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$9.54	0.29	(0.30)	(0.01)	(0.37)	(0.37)
Year Ended 4/30/2018	$9.78	0.56	(0.31)	0.25	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.61	0.23	0.84	(0.49)	(0.49)
Year Ended 4/30/2016	$10.05	0.56	(0.62)	(0.06)	(0.56)	(0.56)
Year Ended 4/30/2015(e)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)
Class C
Six Months Ended 10/31/2018 (Unaudited)	$9.54	0.24	(0.30)	(0.06)	(0.32)	(0.32)
Year Ended 4/30/2018	$9.78	0.46	(0.31)	0.15	(0.39)	(0.39)
Year Ended 4/30/2017	$9.43	0.49	0.26	0.75	(0.40)	(0.40)
Year Ended 4/30/2016	$10.05	0.48	(0.63)	(0.15)	(0.47)	(0.47)
Year Ended 4/30/2015(f)	$10.00	0.02	0.04	0.06	(0.01)	(0.01)
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$9.55	0.28	(0.30)	(0.02)	(0.37)	(0.37)
Year Ended 4/30/2018	$9.79	0.55	(0.30)	0.25	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.59	0.26	0.85	(0.49)	(0.49)
Year Ended 4/30/2016	$10.06	0.56	(0.63)	(0.07)	(0.56)	(0.56)
Year Ended 4/30/2015(g)	$10.00	0.03	0.05	0.08	(0.02)	(0.02)
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.55	0.30	(0.32)	(0.02)	(0.37)	(0.37)
Year Ended 4/30/2018	$9.78	0.55	(0.29)	0.26	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.57	0.28	0.85	(0.50)	(0.50)
Year Ended 4/30/2016	$10.05	0.57	(0.63)	(0.06)	(0.56)	(0.56)
Year Ended 4/30/2015(h)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.53	0.29	(0.31)	(0.02)	(0.37)	(0.37)
Year Ended 4/30/2018	$9.76	0.56	(0.29)	0.27	(0.50)	(0.50)
Year Ended 4/30/2017(i)	$9.78	0.11	(0.05) (j)	0.06	(0.08)	(0.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 10/31/2018 (Unaudited)	$9.16	(0.36%)	1.23% (c)	0.91% (c)	5.65% (c)	33%	$1,940
Year Ended 4/30/2018	$9.54	2.27%	1.24%	0.93%	5.41%	76%	$1,395
Year Ended 4/30/2017	$9.78	8.88%	1.27%	0.94%	5.83%	69%	$800
Year Ended 4/30/2016	$9.43	(0.62%)	1.34%	0.91%	6.15%	70%	$138
Year Ended 4/30/2015(d)	$10.05	0.69%	1.24% (c)	0.75% (c)	2.70% (c)	30%	$10
Advisor Class
Six Months Ended 10/31/2018 (Unaudited)	$9.16	(0.23%)	0.98% (c)	0.66% (c)	6.03% (c)	33%	$608
Year Ended 4/30/2018	$9.54	2.53%	0.99%	0.68%	5.74%	76%	$362
Year Ended 4/30/2017	$9.78	9.17%	1.05%	0.69%	6.57%	69%	$160
Year Ended 4/30/2016	$9.43	(0.36%)	1.10%	0.64%	5.99%	70%	$9
Year Ended 4/30/2015(e)	$10.05	0.71%	0.99% (c)	0.50% (c)	3.00% (c)	30%	$10
Class C
Six Months Ended 10/31/2018 (Unaudited)	$9.16	(0.74%)	1.98% (c)	1.66% (c)	4.93% (c)	33%	$1,277
Year Ended 4/30/2018	$9.54	1.51%	1.99%	1.68%	4.63%	76%	$1,019
Year Ended 4/30/2017	$9.78	8.07%	2.02%	1.69%	5.10%	69%	$668
Year Ended 4/30/2016	$9.43	(1.37%)	2.12%	1.65%	5.24%	70%	$101
Year Ended 4/30/2015(f)	$10.05	0.61%	1.99% (c)	1.50% (c)	2.00% (c)	30%	$10
Institutional Class
Six Months Ended 10/31/2018 (Unaudited)	$9.16	(0.34%)	0.98% (c)	0.66% (c)	5.87% (c)	33%	$1,743
Year Ended 4/30/2018	$9.55	2.53%	0.99%	0.68%	5.63%	76%	$1,571
Year Ended 4/30/2017	$9.79	9.27%	1.03%	0.69%	6.24%	69%	$1,383
Year Ended 4/30/2016	$9.43	(0.47%)	1.11%	0.65%	5.99%	70%	$313
Year Ended 4/30/2015(g)	$10.06	0.82%	0.99% (c)	0.50% (c)	3.61% (c)	30%	$315
Institutional 2 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.16	(0.32%)	0.92% (c)	0.61% (c)	6.24% (c)	33%	$57
Year Ended 4/30/2018	$9.55	2.68%	0.93%	0.64%	5.60%	76%	$10
Year Ended 4/30/2017	$9.78	9.22%	0.93%	0.64%	5.99%	69%	$13
Year Ended 4/30/2016	$9.43	(0.34%)	1.06%	0.60%	6.03%	70%	$9
Year Ended 4/30/2015(h)	$10.05	0.73%	0.97% (c)	0.47% (c)	3.02% (c)	30%	$10
Institutional 3 Class
Six Months Ended 10/31/2018 (Unaudited)	$9.14	(0.29%)	0.85% (c)	0.56% (c)	5.95% (c)	33%	$130,573
Year Ended 4/30/2018	$9.53	2.73%	0.87%	0.58%	5.70%	76%	$130,926
Year Ended 4/30/2017(i)	$9.76	0.66%	0.93% (c)	0.60% (c)	7.22% (c)	69%	$127,555
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	33

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class T
Six Months Ended 10/31/2018 (Unaudited)	$9.55	0.27	(0.31)	(0.04)	(0.35)	(0.35)
Year Ended 4/30/2018	$9.78	0.53	(0.30)	0.23	(0.46)	(0.46)
Year Ended 4/30/2017	$9.43	0.54	0.28	0.82	(0.47)	(0.47)
Year Ended 4/30/2016	$10.05	0.54	(0.62)	(0.08)	(0.54)	(0.54)
Year Ended 4/30/2015(k)	$10.00	0.03	0.04	0.07	(0.02)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Class A shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(e)	Advisor Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(f)	Class C shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(g)	Institutional Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(h)	Institutional 2 Class shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(k)	Class T shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Six Months Ended 10/31/2018 (Unaudited)	$9.16	(0.46%)	1.24% (c)	0.91% (c)	5.59% (c)	33%	$9
Year Ended 4/30/2018	$9.55	2.38%	1.24%	0.93%	5.36%	76%	$10
Year Ended 4/30/2017	$9.78	8.89%	1.27%	0.94%	5.63%	69%	$10
Year Ended 4/30/2016	$9.43	(0.62%)	1.35%	0.89%	5.75%	70%	$9
Year Ended 4/30/2015(k)	$10.05	0.69%	1.24% (c)	0.75% (c)	2.75% (c)	30%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	35

Notes to Financial Statements
October 31, 2018 (Unaudited)
Note 1. Organization
Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
36	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
38	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	39

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a specific debt security or a basket of debt securities as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
40	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	109,503*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,585
Total		114,088

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,081,617*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	867,789*
Total		1,949,406

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	41

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(97,026)	(97,026)
Equity risk	—	613,937	—	613,937
Foreign exchange risk	19,911	—	—	19,911
Interest rate risk	—	110,168	—	110,168
Total	19,911	724,105	(97,026)	646,990

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	168,669	168,669
Equity risk	—	(308,264)	—	(308,264)
Foreign exchange risk	(1,685)	—	—	(1,685)
Interest rate risk	—	(833,699)	—	(833,699)
Total	(1,685)	(1,141,963)	168,669	(974,979)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	31,793,639
Credit default swap contracts — buy protection	11,727,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,292	(20)

*	Based on the ending quarterly outstanding amounts for the six months ended October 31, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
42	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	43

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2018:
	Credit Suisse ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	5,053	5,053
Forward foreign currency exchange contracts	4,585	-	4,585
Total assets	4,585	5,053	9,638
Liabilities
Centrally cleared credit default swap contracts (a)	-	23,175	23,175
Total financial and derivative net assets	4,585	(18,122)	(13,537)
Total collateral received (pledged) (b)	-	(18,122)	(18,122)
Net amount (c)	4,585	-	4,585

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
44	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
Columbia Multi-Asset Income Fund | Semiannual Report 2018	45

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.51% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended October 31, 2018 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of October 31, 2018, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
46	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended October 31, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended October 31, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	13,943
Class C	51
Columbia Multi-Asset Income Fund | Semiannual Report 2018	47

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.99%	0.99%
Advisor Class	0.74	0.74
Class C	1.74	1.74
Institutional Class	0.74	0.74
Institutional 2 Class	0.68	0.71
Institutional 3 Class	0.62	0.65
Class T	0.99	0.99
Funds that have all-in expense cap. Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
139,389,000	2,054,000	(9,275,000)	(7,221,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	4,602,508	—	4,602,508
48	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $45,897,182 and $42,516,204, respectively, for the six months ended October 31, 2018, of which $100,485 and $40,980, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended October 31, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended October 31, 2018.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	49

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At October 31, 2018, affiliated shareholders of record owned 95.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
50	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Multi-Asset Income Fund | Semiannual Report 2018	51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement and, to more closely conform the Subadvisory Agreement to a revised form of subadvisory agreement with the same material terms, an amendment to the Subadvisory Agreement (together, the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia Multi-Asset Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. The Committee and the Board also considered the Investment Manager’s representation regarding the substantial similarity of the resources available to the Investment Manager and Threadneedle International Limited, an affiliate of the Investment Manager. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through August 31, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
52	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreement, and the process for monitoring the Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider and information and
Columbia Multi-Asset Income Fund | Semiannual Report 2018	53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the seventy-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently expected to manage any assets under its Subadvisory Agreement, but that the Investment Manager could, in the future, allocated investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
54	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Other benefits to the Investment Manager and Subadviser
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed
Columbia Multi-Asset Income Fund | Semiannual Report 2018	55

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (continued)
information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement.
56	Columbia Multi-Asset Income Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi-Asset Income Fund | Semiannual Report 2018	57

Columbia Multi-Asset Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR261_04_H01_(12/18)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 20, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 20, 2018